SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
                 Filed by the Registrant                      [X]

                 Filed by a Party other than the Registrant   [  ]

Check the appropriate box:

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
[  ]   Preliminary Proxy Statement



[  ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))



[X]    Definitive Proxy Statement



[  ]   Definitive Additional Materials



[ ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

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      (Name of Registrant as Specified In Its Charter)
      Fidelity Advisor Series VIII

            (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
            Arthur S. Loring, Secretary

Payment of Filing Fee (Check the appropriate box):
[X]    No fee required.



[  ]Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

            (1)   Title of each class of securities to which

                  transaction applies:



            (2)   Aggregate number of securities to which

                  transaction applies:



            (3)   Per unit price or other underlying value of transaction

                  computed pursuant to Exchange Act Rule 0-11:



            (4)   Proposed maximum aggregate value of transaction:



            (5)   Total Fee Paid:


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
[  ]   Fee paid previously with preliminary materials.



[  ]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2)

       and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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      (1)   Amount Previously Paid:



      (2)   Form, Schedule or Registration Statement No.:



      (3)   Filing Party:



      (4)   Date Filed:


FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND:
CLASS A
CLASS B
CLASS T
INITIAL CLASS
INSTITUTIONAL CLASS

FIDELITY ADVISOR STRATEGIC INCOME FUND:
CLASS A
CLASS B
CLASS T
INSTITUTIONAL CLASS

FIDELITY ADVISOR EMERGING MARKETS INCOME FUND:
CLASS A
CLASS B
CLASS T
INSTITUTIONAL CLASS
FUNDS OF FIDELITY ADVISOR SERIES VIII
82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109
1-800-522-7297
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To the Shareholders of the above funds:
 NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the
Meeting) of Fidelity Advisor Strategic Opportunities Fund, Fidelity Advisor
Strategic Income Fund and Fidelity Advisor Emerging Markets Income Fund
(the funds) will be held at the office of Fidelity Advisor Series VIII (the trust), 82 Devonshire Street, Boston, Massachusetts 02109 on June 18, 1997,
at 9:00 a.m. The purpose of the Meeting is to consider and act upon the following proposals, and to transact such other business as may properly come before the Meeting or any adjournments thereof.
 1. To elect a board of Trustees.
 2. To ratify the selection of Coopers & Lybrand L.L.P. as independent accountants of the trust.
 3. To amend the Declaration of Trust to provide dollar-based voting rights for shareholders of the trust.
 4. To amend the Declaration of Trust regarding shareholder notification of appointment of Trustees.
 5. To amend the Declaration of Trust to provide each fund with the ability to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 6. To adopt a new fundamental investment policy for Strategic
Opportunities Fund to permit the fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies.
 7. To approve an amended management contract for Strategic Opportunities
Fund.
 8. To approve an amended management contract for Strategic Income Fund.
 9. To approve an amended management contract for Emerging Markets Income
Fund.
 10. To approve an amended Sub-Advisory Agreement between Strategic
Opportunities Fund and FMR Far East.
 11. To approve an amended Sub-Advisory Agreement between Strategic
Opportunities Fund and FMR U.K..
 12. To amend the Class B Distribution and Service Plan for Strategic
Opportunities Fund and Emerging Markets Income Fund.
 13. To amend the Class T Distribution    and Service     Plan for
Strategic Opportunities Fund and Emerging Markets Income Fund.
 14. To approve an agreement and plan providing for the reorganization of
Strategic Opportunities Fund.
 15. To approve an agreement and plan providing for the reorganization of
Strategic Income Fund.
 16. To amend the fundamental investment limitation on diversification for
Strategic Opportunities Fund to permit increased investment in the securities of any single issuer.
 17. To amend Strategic Opportunities Fund's fundamental investment limitation concerning diversification to exclude investments in other investment companies from the limitation.
 18. To amend the fundamental investment limitation concerning real estate for Strategic Opportunities Fund.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 19. To amend Strategic Opportunities Fund's fundamental investment limitation concerning senior securities.
 20. To eliminate Strategic Opportunities Fund's fundamental investment limitation concerning short sales of securities and replace it with a similar non-fundamental investment limitation.
 21. To eliminate Strategic Opportunities Fund's fundamental investment limitation concerning margin purchases and replace it with a similar non-fundamental investment limitation.
 22. To amend Strategic Opportunities Fund's fundamental investment limitation concerning borrowing.
 23. To amend Strategic Opportunities Fund's fundamental investment limitation concerning the underwriting of securities.
 24. To amend Strategic Opportunities Fund's fundamental investment limitation concerning the concentration of its investments in a single industry.
 25. To amend Strategic Opportunities Fund's fundamental investment limitation concerning lending.
 26. To eliminate Strategic Opportunities Fund's fundamental investment limitation concerning investments in other investment companies.
 27. To eliminate Strategic Opportunities Fund's fundamental investment limitation concerning investing in oil, gas, and mineral exploration programs.
 28. To eliminate Strategic Opportunities Fund's fundamental investment limitation concerning investments in securities of newly-formed issuers.
 The Board of Trustees has fixed the close of business on April 21, 1997 as the record date for the determination of the shareholders of each of the funds and classes entitled to notice of, and to vote at, such Meeting and any adjournments thereof.
By order of the Board of Trustees,
ARTHUR S. LORING, Secretary
April 21, 1997
YOUR VOTE IS IMPORTANT -
PLEASE RETURN YOUR PROXY CARD PROMPTLY.

SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ANY SHAREHOLDER
WHO DOES NOT EXPECT TO ATTEND THE MEETING IS URGED TO INDICATE VOTING
INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN
THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED
STATES. IN ORDER TO AVOID UNNECESSARY EXPENSE, WE ASK YOUR COOPERATION IN
MAILING YOUR PROXY CARD PROMPTLY, NO MATTER HOW LARGE OR SMALL YOUR
HOLDINGS MAY BE.
INSTRUCTIONS FOR EXECUTING PROXY CARD
 The following general rules for executing proxy cards may be of assistance to you and help avoid the time and expense involved in validating your vote if you fail to execute your proxy card properly.
1.  INDIVIDUAL ACCOUNTS: Your name should be signed exactly as it appears in the registration on the proxy card.
2.  JOINT ACCOUNTS: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.  ALL OTHER ACCOUNTS should show the capacity of the individual signing.
This can be shown either in the form of the account registration itself or by the individual executing the proxy card. For example:
 REGISTRATION   VALID SIGNATURE

A. 1)   ABC Corp.                       John Smith, Treasurer

 2)     ABC Corp.                       John Smith, Treasurer

        c/o John Smith, Treasurer

B. 1)   ABC Corp. Profit Sharing Plan   Ann B. Collins, Trustee

 2)     ABC Trust                       Ann B. Collins, Trustee

 3)     Ann B. Collins, Trustee         Ann B. Collins, Trustee

        u/t/d 12/28/78

C. 1)   Anthony B. Craft, Cust.         Anthony B. Craft

        f/b/o Anthony B. Craft, Jr.

        UGMA


PROXY STATEMENT
FIDELITY ADVISOR SERIES VIII:
SPECIAL MEETING OF SHAREHOLDERS OF
FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND:
CLASS A
CLASS B
CLASS T
INITIAL CLASS
INSTITUTIONAL CLASS

FIDELITY ADVISOR STRATEGIC INCOME FUND:
CLASS A
CLASS B
CLASS T
INSTITUTIONAL CLASS

FIDELITY ADVISOR EMERGING MARKETS INCOME FUND:
CLASS A
CLASS B
CLASS T
INSTITUTIONAL CLASS
TO BE HELD ON JUNE 18, 1997
 This Proxy Statement is furnished in connection with a solicitation of proxies made by, and on behalf of, the Board of Trustees of Fidelity
Advisor Series VIII (the trust) to be used at the Special Meeting of
Shareholders of Fidelity Advisor Strategic Opportunities Fund, Fidelity
Advisor Strategic Income Fund and Fidelity Advisor Emerging Markets Income
Fund (the funds) and at any adjournments thereof (the Meeting), to be held on June 18, 1997 at 9:00 a.m. at 82 Devonshire Street, Boston,
Massachusetts 02109, the principal executive office of the trust and
Fidelity Management & Research Company (FMR), the funds' investment adviser.
 The purpose of the Meeting is set forth in the accompanying Notice. The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy card on or about April 21, 1997. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, or by personal interview by representatives of the trust. In addition, D.F. King
& Co. may be paid    on a per-call basis     to solicit shareholders on
behalf of the funds at an anticipated cost of approximately $   27,500
(Strategic Opportunities Fund), $   2,700     (Strategic Income Fund), and
$   3,300     (Emerging Markets Income Fund), respectively. The expenses in connection with preparing this Proxy Statement and its enclosures and of all solicitations will be paid by the funds. The funds will reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares. The principal business address of Fidelity Distributors Corporation (FDC), the funds'
principal underwriter and distribution agent, and Fidelity Management &
Research (U.K.) Inc. (FMR U.K.) and Fidelity Management & Research (Far
East) Inc. (FMR Far East), subadvisers to the funds, is 82 Devonshire
Street, Boston, Massachusetts 02109. Fidelity Investments Japan Ltd. (FIJ)
located at Shiroyama JT Mori Building, 4-3-1 Toranomon, Minato-ku, Tokyo
105, Japan; Fidelity International Investment Advisors (FIIA) located at
Pembroke Hall, 42 Crow Lane, Pembroke HM19, Bermuda; and Fidelity
International Investment Advisors (U.K.) Limited (FIIAL (U.K.)) located at
130 Tonbridge Road, Hildenborough, Kent, TN119DZ, England are also subadvisers to Emerging Markets Income Fund and Strategic Income Fund.
 If the enclosed proxy card is executed and returned, it may nevertheless be revoked at any time prior to its use by written notification received by the trust, by the execution of a later-dated proxy card, or by attending the Meeting and voting in person.
 All proxy cards solicited by the Board of Trustees that are properly executed and received by the Secretary prior to the Meeting, and which are not revoked, will be voted at the Meeting. Shares represented by such proxies will be voted in accordance with the instructions thereon. If no specification is made on a proxy card, it will be voted FOR the matters specified on the proxy card. Only proxies that are voted will be counted towards establishing a quorum. Broker non-votes are not considered voted for this purpose. Shareholders should note that while votes to ABSTAIN will count toward establishing a quorum, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast FOR the proposal. Accordingly, votes to ABSTAIN and votes AGAINST will have the same effect in determining whether the proposal is approved.
 The funds may also arrange to have votes recorded by telephone. D.F. King
& Co. may be paid on a per call basis for vote-by-phone solicitations on
behalf of the funds at an anticipated cost of approximately $   9,000
(Strategic Opportunities Fund), $   900     (Strategic Income Fund) and
$   1,100     (Emerging Markets Income Fund). The expenses in connection with telephone voting will be paid by the funds. If the funds record votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.
 If a quorum is present at the Meeting, but sufficient votes to approve one or more of the proposed items are not received, or if other matters arise requiring shareholder attention, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy.
When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST the item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more of the items in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate.
 Shares of each class of each fund of the trust issued and outstanding as
of    March 31    , 1997 are indicated in the following table:
Fidelity Advisor Strategic Opportunities Fund:

 Class A                                          31,597

 Class B                                          4,228,982

 Class T                                          20,633,871

 Initial Class                                    852,678

 Institutional Class                              173,550

Fidelity Advisor Strategic Income Fund:

 Class A                                          87,749

 Class B                                          3,725,606

 Class T                                          9,747,365

 Institutional Class                              557,812

Fidelity Advisor Emerging Markets Income Fund:

 Class A                                          60,225

 Class B                                          1,677,622

 Class T                                          7,581,481

 Institutional Class                              128,513

 To the knowledge of the trust, substantial (5% or more) record or beneficial ownership of each fund on March 31, 1997 was as follows:
 Advisor Strategic Opportunities - Class A: Offerman & Co. Minneapolis, MN
(15.14%); FMR Corp. Boston, MA (14.34%); A.G. Edwards & Sons, St. Louis, MO
(11.96%); Stephens, Inc., Little Rock, AR (7.16%).
 Advisor Strategic Opportunities - Class    T    : Merrill Lynch Pierce
Fenner & Smith, Jacksonville, FL (12.46%); CIGNA LIFE, Hartford, CT
(10.51%); A.G. Edwards & Sons, St. Louis, MO (6.38%).
 Advisor Strategic Opportunities - Class B: Donaldson, Lufkin & Jenrette,
New York, NY (6.41%); Smith Barney, Inc., New York NY (6.34%).
 Advisor Strategic Opportunities - Institutional Class - National Bank of
Alaska, Anchorage, AK (17.96%); Evergreen Bank, N.A., Glens Falls, NY
(15.21%); First Tennessee Bank, Memphis, TN (11.24%); Whitney National
Bank, New Orleans, LA (11.19%); Equitable Trust Company, Nashville, TN
(9.25%); Thumb National Bank and Trust, Pigeon, MI (5.99%); Commonwealth
Equity Services, Waltham, MA (5.41%).
 Advisor Strategic Income - Class A: FIS Securities, Inc., Providence, RI
(20.88%); FMR Corp., Boston, MA (10.56%); Terra Securities Corp., Oak
Brook, IL (7.16%); Paine Webber, Inc., Weehawken, NJ (6.85%); Cuna
Brokerage Services, Inc., Waverly, LA (6.28%).
 Advisor Strategic Income - Class T: Royal Alliance Assoc., Inc.,
Birmingham, AL (8.03%); Donaldson, Lufkin & Jenrette, New York, NY (7.23%);
Financial Network Invest. Corp., Torrance, CA (5.08%).
 Advisor Strategic Income - Class B: G.W. Wade Asset Management Co.,
Wellesley, MA (34.91%).
 Advisor Strategic Income - Institutional Class: Charles Schwab and Co.,
Inc., San Francisco, CA (92.15%).
 Advisor Emerging Markets Income - Class A: FMR Corp., Boston, MA (17.01%);
Dain Bosworth, Inc., Minneapolis, MN (14.89%); PNC Securities, Pittsburgh,
PA (10.90%); Merrill Lynch Pierce Fenner & Smith, Jacksonville, FL (7.89%).
 Advisor Emerging Markets Income - Class T: FMR Corp., Boston, MA (8.94%);
Securities America, Inc., Omaha, NE (6.90%); Donaldson, Lufkin & Jenrette,
New York, NY (5.63%).
 Advisor Emerging Markets Income - Class B: Donaldson, Lufkin & Jenrette,
New York, NY (10.29%).
 Advisor Emerging Markets Income - Institutional Class: First National Bank
of La Jolla, La Jolla, CA (12.87%); FMR Corp., Boston, MA (10.99%);
Donaldson, Lufkin & Jenrette, New York, NY (7.09%).
 FOR A FREE COPY OF EACH FUND'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED
DECEMBER 31, 1996 CALL 1-800-843-3001 OR WRITE TO FIDELITY DISTRIBUTORS
CORPORATION AT 82 DEVONSHIRE STREET, BOSTON, MASSACHUSETTS 02109.
VOTE REQUIRED: A PLURALITY OF ALL VOTES CAST AT THE MEETING IS SUFFICIENT
TO APPROVE PROPOSALS 1 AND 2. APPROVAL OF PROPOSAL 3 REQUIRES THE
AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING SECURITIES" OF
BOTH THE TRUST AND OF EACH FUND OF THE TRUST AND OF EACH CLASS OF A FUND
AND, IN THE CASE OF PROPOSALS 4 AND 5   ,     A "MAJORITY OF THE
OUTSTANDING VOTING SECURITIES" OF THE ENTIRE TRUST. APPROVAL OF PROPOSALS
12 AND 13 REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING
VOTING SECURITIES OF CLASS B AND CLASS T, RESPECTIVELY, OF THE APPLICABLE
FUNDS. APPROVAL OF PROPOSALS 6 THROUGH 11 AND PROPOSALS 14 THROUGH 28
REQUIRES THE AFFIRMATIVE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING
SECURITIES" OF THE APPROPRIATE FUNDS. UNDER THE INVESTMENT COMPANY ACT OF
1940 (THE 1940 ACT), THE VOTE OF A "MAJORITY OF THE OUTSTANDING VOTING
SECURITIES" MEANS THE AFFIRMATIVE VOTE OF THE LESSER OF (A) 67% OR MORE OF
THE VOTING SECURITIES PRESENT AT THE MEETING OR REPRESENTED BY PROXY IF THE
HOLDERS OF MORE THAN 50% OF THE OUTSTANDING VOTING SECURITIES ARE PRESENT
OR REPRESENTED BY PROXY OR (B) MORE THAN 50% OF THE OUTSTANDING VOTING
SECURITIES. BROKER NON-VOTES ARE NOT CONSIDERED "PRESENT" FOR THIS PURPOSE.
The following table summarize   s     the proposals applicable to each
fund.

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
Proposal #   Proposal Description                                                      Applicable Fund(s) or
                                                                                       Class(es)

 1.          To elect as Trustees the 12 nominees presented in proposal 1.             Strategic Opportunities
                                                                                       Fund
                                                                                       Strategic Income Fund
                                                                                       Emerging Markets Income
                                                                                       Fund

 2.          To ratify the selection of Coopers & Lybrand L.L.P as independent         Strategic Opportunities
             accountants of the trust.                                                 Fund
                                                                                       Strategic Income Fund
                                                                                       Emerging Markets Income
                                                                                       Fund

 3.          To amend the Declaration of Trust to provide voting rights based on a     Strategic Opportunities
             shareholder's total dollar investment in a fund, rather than on the       Fund
             number of shares owned.                                                   Strategic Income Fund
                                                                                       Emerging Markets Income
                                                                                       Fund

 4.          To amend the Declaration of Trust to eliminate the requirement that       Strategic Opportunities
             shareholders be notified in the event of an appointment of a Trustee      Fund
             within three months of the appointment.                                   Strategic Income Fund
                                                                                       Emerging Markets Income
                                                                                       Fund

 5.          To amend the Declaration of Trust to clarify that the Trustees may        Strategic Opportunities
             authorize the investment of all of a fund's assets in another open-end    Fund
             investment company with substantially the same investment objective       Strategic Income Fund
             and policies.                                                             Emerging Markets Income
                                                                                       Fund

 6.          To adopt a new fundamental investment policy for the fund that would      Strategic Opportunities
             permit it to invest all of its assets in another open-end investment      Fund
             company managed by FMR or an affiliate with substantially the same investment objective and policies.

 7.          To approve an amended management contract for the fund that would         Strategic Opportunities
             reduce the management fee payable to FMR by the fund as FMR's             Fund
             assets under management increase, and to modify the performance adjustment calculation.

 8.          To approve an amended management contract for the fund that would         Strategic Income Fund
             reduce the management fee payable to FMR by the fund as FMR's assets under management increase.

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
 9.    To approve an amended management contract for the fund that would      Emerging Markets Income
       reduce the management fee payable to FMR by the fund as FMR's          Fund
       assets under management increase.

 10.   To approve an amended sub-advisory agreement with FMR Far East         Strategic Opportunities Fund
       to provide investment advice and research services or investment management services.

 11.   To approve an amended sub-advisory agreement with FMR U.K. to          Strategic Opportunities Fund
       provide investment advice and research services or investment management services.

 12.   To approve an amended Distribution and Service Plan for Class B        Strategic Opportunities Fund
       shares of the fund that would remove from the 12b-1 fee calculation     Class B
       the exclusion of shares purchased 144 months prior.                    Emerging Markets Income
                                                                              Fund
                                                                               Class B

 13.   To approve an amended Distribution and Service Plan for Class T        Strategic Opportunities Fund
       shares of the fund that would remove from the 12b-1 fee calculation     Class T
       the exclusion of shares purchased 144 months prior.                    Emerging Markets Income
                                                                              Fund
                                                                               Class T

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
 14.   REORGANIZATION: To approve an agreement and plan providing for the          Strategic Opportunities
       reorganization of the fund from a separate series of one                    Fund
       Massachusetts business trust to another Massachusetts business trust.

 15.   REORGANIZATION: To approve an agreement and plan providing for the          Strategic Income Fund
       reorganization of the fund from a separate series of one
       Massachusetts business trust to another Massachusetts business trust.

 16.   DIVERSIFICATION: To replace the fund's fundamental investment               Strategic Opportunities
       limitation concerning diversification with a fundamental diversification    Fund
       limitation permitting increased investment in the securities of any single issuer.

 17.   DIVERSIFICATION: To amend the diversification limitation to exclude         Strategic Opportunities
       "securities of other investment companies" from issuer diversification      Fund
       limits.

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
 18.   REAL ESTATE: To make explicit the ability of the fund to purchase any      Strategic Opportunities
       security or instrument backed by real estate or real estate interests      Fund
       and any security of companies engaged in the real estate business.
       Also to eliminate the restriction that securities backed by real estate must be marketable.





ADOPTION OF STANDARDIZED
INVESTMENT LIMITATIONS

 19.                       SENIOR SECURITIES. To amend the fundamental limitation concerning             Strategic Opportunities
                           senior securities.                                                            Fund

 20.                       SHORT SALES: To replace the fundamental investment limitation on short        Strategic Opportunities
                           sales with a non-fundamental limitation which explicitly allows investment    Fund
                           in options and removes the "at no additional cost" restriction from the limitation.

 21.                       MARGIN PURCHASES: To replace the fundamental investment limitation            Strategic Opportunities
                           on margin purchases with a similar non-fundamental investment                 Fund
                           limitation.

 22.                       BORROWING: To amend the borrowing limitation to require a reduction           Strategic Opportunities
                           in borrowing if borrowings exceed the 33 1/3% limit for any reason            Fund
                           rather than solely because of a decline in net assets.

 23.                       UNDERWRITING. To amend the fund's fundamental investment limitation           Strategic Opportunities
                           concerning underwriting.                                                      Fund

 24.                       CONCENTRATION: To standardize the language of the limitation on               Strategic Opportunities
                           industry concentration and modify it to refer to "companies with              Fund
                           principal business activities in the same industry" rather than "issuers in the same industry."

 25.                       LENDING: To clarify that the fund can purchase an entire issue of debt        Strategic Opportunities
                           securities and to eliminate the reference to "portfolio securities" in the    Fund
                           exception for repurchase agreements.

 26.                       OTHER INVESTMENT COMPANIES: To eliminate the fundamental                      Strategic Opportunities
                           investment limitation restricting ownership of other investment               Fund
                           companies.

 27.                       OIL, GAS, & MINERAL EXPLORATION: To eliminate the fundamental                 Strategic Opportunities
                           limitation restricting investments in oil, gas, and mineral exploration       Fund
                           programs.

 28.                       NEWLY-FORMED ISSUERS: To eliminate the fundamental investment                 Strategic Opportunities
                           limitation concerning investments in securities of newly-formed               Fund
                           issuers.


1. TO ELECT A BOARD OF TRUSTEES.
 The purpose of this proposal is to elect a Board of Trustees of the Trust. Pursuant to the provisions of the Declaration of Trust of Fidelity Advisor Series VIII, the Trustees have determined that the number of Trustees shall be fixed at twelve. It is intended that the enclosed proxy card will be voted for the election as Trustees of the twelve nominees listed below, unless such authority has been withheld in the proxy card.
 Except for Robert M. Gates and William O. McCoy, all nominees named below are currently Trustees of Fidelity Advisor Series VIII and have served in that capacity continuously since originally elected or appointed. Ralph F. Cox, Phyllis Burke Davis and Marvin L. Mann were selected by the trust's Nominating and Administration Committee (see page ) and were appointed to the Board in November 1991, December 1992 and October 1993, respectively. None of the nominees is related to one another. Those nominees indicated by an asterisk (*) are "interested persons" of the trust by virtue of, among other things, their affiliation with either the trust, the funds' investment adviser (FMR, or the Adviser), or the funds' distribution agent, FDC. The business address of each nominee who is an "interested person" is 82 Devonshire Street, Boston, Massachusetts 02109, and the business address of all other nominees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Except for Robert M. Gates, Peter S. Lynch, and William O. McCoy, each of the nominees is currently a Trustee or General Partner, as the case may be, of 240 other funds advised by FMR or an affiliate. Messrs. Gates and McCoy are currently Trustees or General
Partners, as the case may be, of    196     other funds advised by FMR or
an affiliate. Mr. Lynch is currently a Trustee or General Partner, as the case may be, of 238 other funds advised by FMR or an affiliate.
 In the election of Trustees, those twelve nominees receiving the highest number of votes cast at the Meeting, providing a quorum is present, shall be elected.

Nominee               Principal Occupation **                                                               Year of
(Age)                                                                                                       Election or
                                                                                                            Appointmen
                                                                                                            t

*J. Gary Burkhead     Senior Vice President, is President of FMR; and President and a Director of           1986
 (56)                 FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity
                      Management & Research (Far East) Inc.

Ralph F. Cox          Management consultant (1994). Prior to February 1994, he was President of             1991
 (64)                 Greenhill Petroleum Corporation (petroleum exploration and production). Until
                      March 1990, Mr. Cox was President and Chief Operating Officer of Union
                      Pacific Resources Company (exploration and production). He is a Director of
                      Sanifill Corporation (non-hazardous waste, 1993), CH2M Hill Companies
                      (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries
                      (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at
                      Austin.

Phyllis Burke Davis   Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice             1992
 (65)                 President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation
                      (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and
                      Nabisco Brands, Inc. In addition, she is a member of the President's Advisory
                      Council of The University of Vermont School of Business Administration.

Robert M. Gates       Consultant, author, and lecturer (1993). Mr. Gates was Director of the Central        ____
 (53)                 Intelligence Agency (CIA) from 1991 - 1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National
                      Security Advisor. Mr. Gates is currently a Trustee for the Forum For
                      International Policy, a Board Member for the Virginia Neurological Institute, and
                      a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates also serves as a member of the corporate board for Lucas Varity PLC
                      (automotive components and diesel engines), Charles Stark Draper Laboratory
                      (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc.
                      (original equipment and replacement products).

*Edward C. Johnson    President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a        1968
3d                    Director and Chairman of the Board and of the Executive Committee of FMR;
 (66)                 Chairman and a Director of FMR Texas Inc., Fidelity Management & Research
                      (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.

E. Bradley Jones      Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive           1990
 (69)                 Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Cleveland-Cliffs Inc (mining), Consolidated Rail
                      Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO
                      Industries, Inc. (mining and ma   nufactur    ing, 1985-1995) and Hyster-Yale
                      Materials Handling, Inc. (1985-1995). In addition, he serves as a Trustee of
                      First Union Real Estate Investments, a Trustee and member of the Executive
                      Committee of the Cleveland Clinic Foundation, a Trustee and member of the
                      Executive Committee of University School (Cleveland), and a Trustee of
                      Cleveland Clinic Florida.

Donald J. Kirk        Executive-in-Residence (1995) at Columbia University Graduate School of               1987
 (64)                 Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987,
                      he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a
                      Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995).
                      In addition, he serves as Chairman of the Board of Directors of the National
                      Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich
                      Hospital Association, a Member of the Public Oversight Board of the American
                      Institute of Certified Public Accountants' SEC Practice Section (1995), and as a
                      Public Governor of the National Association of Securities Dealers, Inc. (1996).

*Peter S. Lynch       Vice Chairman and Director of FMR (1992). Prior to May 31, 1990, he was a             1990
 (54)                 Director of FMR and Executive Vice President of FMR (a position he held until
                      March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth
                      Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice
                      President of Fidelity Investments Corporate Services (1991-1992). He is a
                      Director of W.R. Grace & Co. (chemicals) and Morrison Knudsen Corporation
                      (engineering and construction). In addition, he serves as a Trustee of Boston
                      College, Massachusetts Eye & Ear Infirmary, Historic Deerfield (1989) and
                      Society for the Preservation of New England Antiquities, and as an Overseer of
                      the Museum of Fine Arts of Boston.

William O. McCoy      Vice President of Finance for the University of North Carolina (16-school             ____
 (63)                 system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice
                      Chairman of the Board of BellSouth Corporation (telecommunications) and
                      President of BellSouth Enterprises. He is currently a Director of Liberty
                      Corporation (holding company), Weeks Corporation of Atlanta (real estate,
                      1994), and Carolina Power and Light Company (electric utility, 1996).
                      Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the
                      Board of Visitors for the University of North Carolina at Chapel Hill (1994) and
                      for the Kenan Flager Business School (University of North Carolina at Chapel
                      Hill).

Gerald C. McDonough   Chairman of G.M. Management Group (strategic advisory services). Prior to his         1989
 (69)                 retirement in July 1988, he was Chairman and Chief Executive Officer of
                      Leaseway Transportation Corp. (physical distribution services). Mr. McDonough is a Director of Brush-Wellman Inc. (metal refining), York International Corp. (air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland
                      Corp. (metal working, telecommunications, and electronic products) from
                      1987-1996.

Marvin L. Mann        Chairman of the Board, President, and Chief Executive Officer of Lexmark              1993
 (64)                 International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and
                      President and General Manager of various IBM divisions and subsidiaries.
                      Mr. Mann is a Director of M.A. Hanna Company (chemicals, 1993) and Infomart
                      (marketing services, 1991), a Trammell Crow Co. In addition, he serves as the
                      Campaign Vice Chairman of the Tri-State United Way (1993) and is a member of the University of Alabama President's Cabinet.

Thomas R. Williams    President of The Wales Group, Inc. (management and financial advisory services).      1989
 (68)                 Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First
                      Wachovia Corporation (bank holding company), and Chairman and Chief
                      Executive Officer of The First National Bank of Atlanta and First Atlanta
                      Corporation (bank holding company). He is currently a Director of BellSouth
                      Corporation (telecommunications), ConAgra, Inc. (agricultural products), Fisher
                      Business Systems, Inc. (computer software), Georgia Power Company (electric utility), Gerber Alley & Associates, Inc. (computer software), National Life
                      Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc.
                      (restaurants, 1992).


_______________
** Except as otherwise indicated, each individual has held the office shown or other offices in the same company for the last five years.
 As of    March 31    , 1997 the nominees and officers of the trust owned,
in the aggregate, less than 1% of any of the funds' outstanding shares.
 If elected, the Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) a Trustee may be removed at any Special Meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by the shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The trust's Board, which is currently composed of three interested and seven non-interested Trustees, met eleven times during the twelve months ended December 31, 1996. It is expected that the Trustees will meet at least ten times a year at regularly scheduled meetings.
 The trust's Audit Committee is composed entirely of Trustees who are not interested persons of the trust, FMR or its affiliates and normally meets four times a year, or as required, prior to meetings of the Board of Trustees. Currently, Mr. Kirk (Chairman) and Mrs. Davis are members of the
Committee. If    they are     elected, it is anticipated that
M   ess    r   s    . McCoy    and Gates     will also be member   s     of
the Committee. The committee oversees and monitors the trust's internal control and structure, its auditing function and its financial reporting process, including the resolution of material reporting issues. The committee recommends to the Board of Trustees the appointment of auditors for the trust. It reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including all non-audit services to be performed. It reviews the qualifications of key personnel involved in the foregoing activities. The committee plays an oversight role in respect of the trust's investment compliance procedures and the code of ethics. During the twelve months ended December 31, 1996, the Committee held four meetings.
 The trust's Nominating and Administration Committee is currently composed of Messrs. McDonough (Chairman), Jones, and Williams. The Committee members confer periodically and hold meetings as required. The committee makes nominations for independent Trustees, and for membership on committees. The committee periodically reviews procedures and policies of the Board of Trustees and committees. It acts as the administrative committee under the Retirement Plan for non-interested trustees retiring prior to December 30, 1996. It monitors the performance of legal counsel employed by the trust and the independent trustees. The committee in the first instance monitors compliance with, and acts as the administrator of, the provisions of the code of ethics applicable to the independent Trustees. During the twelve months ended December 31, 1996, the Committee held four meetings. The Nominating and Administration Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee in care of the Secretary of the Trust. The trust does not have a compensation committee; such matters are considered by the Nominating and Administration Committee.
 1The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended December 31, 1996.
COMPENSATION TABLE

Trustees                 Aggregate         Aggregate          Aggregate    Total
                         Compensation      Compensat          Compensat    Compensation
                         from Strategic    ion from           ion from     from the Fund
                         OpportunitiesA,          Strategic   Emerging     Complex*,A
                         B                 IncomeA            Markets
                                                              IncomeA

J. Gary Burkhead**        $    0           $    0             $    0        $ 0

Ralph F. Cox                 259               33                 21        137,700

Phyllis Burke Davis          253               32                 20        134,700

Richard J. Flynn***          315               42                 27        168,000

Edward C. Johnson 3d**       0                 0                  0         0

E. Bradley Jones             253               32                 20        134,700

Donald J. Kirk               256               33                 21        136,200

Peter S. Lynch**             0                 0                  0         0

William O. McCoy****         156               23                 15        85,333

Gerald C. McDonough          256               33                 21        136,200

Edward H. Malone***          256               33                 21        136,200

Marvin L. Mann               253               32                 21        134,700

Thomas R. Williams           256               32                 21        136,200


* Information is    for calendar year ended     December 31, 1996 for 235
funds in the complex.
** Interested trustees of the fund are compensated by FMR.
*** Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
**** During the period from May 1, 1996 to December 31, 1996, William O. McCoy served as a member of the Advisory Board.
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
B The following amounts are required to be deferred by each non-interested
Trustee, most of which is subject to vesting: Ralph F. Cox, $   10    ,
Phyllis Burke Davis, $   10    , Richard J. Flynn, $0, E. Bradley Jones,
$   10    , Donald J. Kirk, $   10, William O. McCoy, $0    , Gerald C.
McDonough, $   10    , Marvin L. Mann, $   10     and Thomas R. Williams,
$   10    .
 Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years.
 The non-interested Trustees may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of a Deferred Compensation Plan (the Plan). Under the Plan, compensation deferred by a Trustee is periodically adjusted as though an equivalent amount had been invested and reinvested in shares of one or more funds in the complex designated by such Trustee (designated securities). The amount paid to the Trustee under the Plan will be determined based upon the performance of such investments. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities and net income per share, and will not obligate the funds to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. The funds may invest in such designated securities under the Plan without shareholder approval.
 As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
2. TO RATIFY THE SELECTION OF COOPERS & LYBRAND L.L.P. AS INDEPENDENT ACCOUNTANTS OF THE TRUST.
 By a vote of the non-interested Trustees, the firm of Coopers & Lybrand L.L.P. has been selected as independent accountants for the trust to sign or certify any financial statements of the trust required by any law or regulation to be certified by an independent accountant and filed with the Securities and Exchange Commission (SEC) or any state. Pursuant to the 1940 Act, such selection requires the ratification of shareholders. In addition, as required by the 1940 Act, the vote of the Trustees is subject to the right of the trust, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. Coopers & Lybrand L.L.P. has advised the trust that it has no direct or material indirect ownership interest in the trust.
 The independent accountants examine annual financial statements for the funds and provide other audit and tax-related services. In recommending the selection of the trust's accountants, the Audit Committee reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of Coopers & Lybrand L.L.P. are not expected to be present at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.
3. TO AMEND THE DECLARATION OF TRUST TO PROVIDE DOLLAR-BASED VOTING RIGHTS FOR SHAREHOLDERS OF THE TRUST.
 The Board of Trustees has approved, and recommends that shareholders of
the trust approve   ,     a proposal to amend Article VIII, Section 1 of
the Declaration of Trust. The amendment would provide voting rights based on a shareholder's total dollar interest in a fund (dollar-based voting), rather than on the number of shares owned, for all shareholder votes for a fund. As a result, voting power would be allocated in proportion to the value of each shareholder's investment.
 BACKGROUND. Strategic Opportunities Fund, Strategic Income Fund and Emerging Markets Income Fund are funds of Fidelity Advisor Series VIII, an open-end management investment company organized as a Massachusetts business trust. Currently, there are three funds in the trust. Shareholders of each class vote separately on matters concerning only that class. Shareholders of each fund vote separately on matters concerning only that
fund and vote on a trust-wide basis on matters that    a    ffect the trust
as a whole, such as electing trustees or amending the Declaration of Trust. Currently, under the Declaration of Trust, each share is entitled to one vote, regardless of the relative value of the shares of each fund in the trust.
 The original intent of the one-share, one-vote provision was to provide equitable voting rights to all shareholders as required by the 1940 Act. In the case where a trust has several series or funds, such as Fidelity Advisor Series VIII, voting rights may have become disproportionate since the net asset value per share (NAV) of the separate funds generally diverge over time. In the case where a fund has more than one class, voting rights may have become disproportionate because the NAV of the separate classes of a fund may also diverge over time. The Staff of the SEC has issued a "no-action" letter permitting a trust to seek shareholder approval of a dollar-based voting system. The proposed amendment will comply with the conditions stated in the no-action letter.
 REASON FOR PROPOSAL. If approved, the amendment would provide a more equitable distribution of voting rights for certain votes than the one-share, one-vote system currently in effect. The voting power of each shareholder would be commensurate with the value of the shareholder's dollar investment rather than with the number of shares held.
 Under the current voting provisions, an investment in a fund with a lower NAV may have significantly greater voting power than the same dollar amount invested in a fund with a higher NAV. The table below shows a hypothetical example of this.
Fund   Net Asset Value   $1,000 investment
                         in terms of number
                         of shares

A      $ 10.00            100.000

B      $ 7.57             132.100

C      $ 10.93            91.491

D      $ 1.00             1,000.000

 For example, Fund D shareholders would have ten times the voting power of Fund A shareholders, because a $1,000 investment in Fund D would buy ten times as many shares as a $1,000 investment in Fund A. Accordingly, a one-share, one-vote system may provide certain shareholders with a disproportionate ability to affect the vote relative to shareholders of other funds in the trust. If dollar-based voting had been in effect, each shareholder would have had 1,000 voting shares. Their voting power would be proportionate to their economic interest, which FMR believes is a more equitable result, and which is the result with respect to a typical corporation where each voting share generally has an equal market price.
 On matters requiring trust-wide votes where all funds are required to vote, shareholders who own shares with a lower NAV than other funds in the trust would be giving other shareholders in the trust more voting "power" than they currently have. Similarly, on matters affecting a fund as a whole, where each class of the fund is required to vote separately on an issue, shareholders who own shares of a class with a lower NAV than other classes in the funds would be giving the shareholders of the other classes more voting "power" than they currently have. On matters affecting only one fund, only shareholders of that fund vote on the issue and on matters affecting only one class, only shareholders of that class vote on the issue. In these instances, under both the current Declaration of Trust and an amended Declaration of Trust, all shareholders of the fund or class would have the same voting rights, since the NAV is the same for all shares in a single fund or class.
 AMENDMENT TO THE DECLARATION OF TRUST. Article VIII, Section 1 sets forth the method of calculating voting rights for all shareholder votes for the trust. If approved, Article VIII, Section 1 will be amended as follows (material to be added is ((underlined)) and material to be deleted is [bracketed]):
ARTICLE VIII
SHAREHOLDERS' VOTING POWERS AND MEETINGS
VOTING POWERS
    Section 1. The Shareholders shall have power to vote... On any matter submitted to a vote of the Shareholders, all Shares shall be voted by individual Series, except (i) when required by the 1940 Act, Shares shall be voted in the aggregate and not by individual Series; and (ii) when the Trustees have determined that the matter affects only the interests of one or more Series, then only the Shareholders of such Series shall be entitled to vote thereon. [Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote, and each fractional Share shall be entitled to a proportionate fractional vote.] A(( Shareholder of each Series shall be entitled to one vote for each dollar of net asset value (number of Shares owned times net asset value per share) of such Series, on any matter on which such Shareholder is entitled to vote and each fractional dollar amount shall be entitled to a proportionate fractional vote. ))There shall be no cumulative voting in the election of Trustees. Shares may be voted in person or by proxy. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required or permitted by law, this Declaration of Trust or any Bylaws of the Trust to be taken by Shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The trustees recommend voting FOR the proposal. Upon shareholder approval, the amended Declaration of Trust will become effective immediately. If the proposal is not approved by the shareholders of the trust, the Declaration of Trust will remain unchanged.
4. TO AMEND THE DECLARATION OF TRUST REGARDING SHAREHOLDER NOTIFICATION OF APPOINTMENT OF TRUSTEES.
 The trust's Declaration of Trust provides that in the case of a vacancy on the Board of Trustees, the remaining Trustees shall fill the vacancy by appointing a person they, in their discretion, see fit, consistent with the limitations of the 1940 Act. Section 16 of the 1940 Act states that a vacancy may be filled by the Trustees, if after filling the vacancy, at least two-thirds of the Trustees then holding office were elected by the holders of the outstanding voting securities of the trust. It also states that if at any time less than 50% of the Trustees were elected by shareholders, a shareholder meeting must be called within 60 days for the purposes of electing Trustees to fill the existing vacancies.
 The Declaration of Trust currently requires that within three months of a Trustee appointment, notification of such be mailed to each shareholder of the trust. Trustees may appoint a Trustee in anticipation of a current Trustee's retirement or resignation, or in the event of an increase in the number of Trustees. The current Declaration of Trust also requires shareholder notification within three months of such an appointment.
 The Trustees recommend that shareholders of the trust vote to eliminate the notification requirement from the trust's Declaration of Trust. The language to be deleted from the Declaration of Trust is [bracketed].
ARTICLE IV
THE TRUSTEES
    RESIGNATION AND APPOINTMENT OF TRUSTEES
 Section 4. In case of the declination, death, resignation, retirement, removal, incapacity, or inability of any of the Trustees, or in case a vacancy shall, by reason of an increase in number, or for any other reason, exist, the remaining Trustees shall fill such vacancy by appointing such other person as they in their discretion shall see fit consistent with the limitations under the Investment Company Act of 1940. Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office or by recording in the records of the Trust, whereupon the appointment shall take effect. [Within three months of such appointment the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the trust.] An appointment of a Trustee may be made by the Trustees then in office [and notice thereof mailed to Shareholders as aforesaid] in anticipation of a vacancy to occur by reason of retirement, resignation or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation or increase in number of Trustees. As soon as any Trustee so appointed shall have accepted this trust, the trust estate shall vest in the new Trustee or Trustees, together with the continuing Trustees, without any further act or conveyance, and he shall be deemed a Trustee hereunder. The power of appointment is subject to the provisions of Section 16 (a) of the 1940 Act.
 Notifying a trust's shareholders in the event of an appointment of a Trustee is not required by any federal or state law. Such notification to all shareholders of a trust would be costly to the funds of the trust. If the proposal is approved, shareholders will be notified of Trustee appointments in the next financial report for the fund. Other than eliminating the notification requirement, this proposal does not amend any other aspect of Trustee resignation or appointment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended Declaration of Trust will become effective immediately. If the proposal is not approved by the
shareholders of    the     trust, the Declaration of Trust will remain
unchanged.
5. TO AMEND THE DECLARATION OF TRUST TO PROVIDE EACH FUND WITH THE ABILITY TO INVEST ALL OF ITS ASSETS IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of the trust approve, a proposal to amend Article V, Section 1 of the Declaration of Trust to clarify that the Trustees may authorize the investment of all of a fund's assets in another open-end investment company with substantially the same investment objective and policies ("Master Feeder Fund Structure"). The purpose of a Master Feeder Fund Structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. In order to implement a Master Feeder Fund Structure, both the Declaration of Trust and the funds' policies must permit the structure. Currently, Strategic Opportunities Fund's policies do not allow for such investments. Proposal
6,    on page     , seeks the approval of Strategic Opportunities Fund's
shareholders to adopt a fundamental investment policy to permit investment in another open-end investment company. This proposal, which amends the Declaration of Trust, clarifies the Board's ability to implement the Master Feeder Fund Structure if a fund's policies permit it.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single pooled investment, or "master" fund. For example, an institutional equity fund with a high initial minimum investment amount for large investors might pool its investments with an equity fund with low minimums designed for retail investors. This structure allows several Feeder Funds with substantially the same objective but different distribution and servicing features to combine their investments and manage them as one Master Fund instead of managing them separately. The Feeder Funds combine their investments by investing all of their assets in one Master Fund. (Each Feeder Fund invested in a single Master Fund retains its own characteristics, but is able to achieve operational efficiencies by investing together with the other Feeder Funds in the Master Feeder Fund Structure.) The current Declaration of Trust does not specifically provide the Trustees the ability to authorize the Master Feeder Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take maximum advantage of potential efficiencies. While neither FMR nor the Trustees has determined that a fund should invest in a Master Fund, the Trustees believe it could be in the best interest of each fund to adopt such a structure at a future date. If this proposal is approved, the Declaration of Trust amendment would provide the Trustees with the power to authorize a fund to invest all of its assets in a single open-end investment company. The Trustees will authorize such a transaction only if a Master Feeder Fund Structure is permitted under the fund's investment policies (see Proposal 6), if they determine that a Master Feeder Fund Structure is in the best interest of a fund, and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to each fund or its shareholders. The Trustees will specifically consider the impact, if any, on fees paid by the fund as a result of adopting a Master Feeder Fund Structure. Although the current Declaration of Trust does not contain any explicit prohibition against implementing a Master Feeder Fund Structure, the specific authority is being sought in the event the Trustees deem it appropriate to adopt a Master Feeder Fund Structure in the future.
 AMENDMENT TO THE DECLARATION OF TRUST. If the proposal is approved,
Article V, Section 1 of the Declaration of Trust will be amended as follows: (material to be added is ((underlined)):
    "Subject to any applicable limitation in the Declaration of Trust or the Bylaws of the Trust, the Trustees shall have the power and authority:
 (((t) Notwithstanding any other provision hereof, to invest all of the assets of any series in a single open-end investment company, including investment by means of transfer of such assets in exchange for an interest or interests in such investment company;"))
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the trust and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended Declaration of Trust will become effective immediately. If the proposal is not approved by the shareholders of the trust, the Declaration of Trust will remain unchanged.
6. TO ADOPT A NEW FUNDAMENTAL INVESTMENT POLICY FOR STRATEGIC OPPORTUNITIES
FUND    PERMITTING THE FUND     TO INVEST ALL OF ITS ASSETS IN ANOTHER
OPEN-END INVESTMENT COMPANY WITH SUBSTANTIALLY THE SAME INVESTMENT OBJECTIVE AND POLICIES.
 The Board of Trustees has approved, and recommends that shareholders of Strategic Opportunities Fund approve, the adoption of a new fundamental investment policy that would permit Strategic Opportunities Fund to invest all of its assets in another open-end investment company with substantially the same investment objective and policies ("Master Feeder Fund Structure"). The purpose of the Master Feeder Fund Structure would be to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures.
 BACKGROUND. A number of mutual funds have developed so called "master-feeder" fund structures under which several "feeder" funds invest all of their assets in a single "master" fund. In order to implement a Master Feeder Fund Structure, an amendment to the Declaration of Trust is proposed, as is the adoption of a new fundamental investment policy. Proposal 5 proposes to amend the Declaration of Trust to allow the Trustees to authorize the conversion to a Master Feeder Fund Structure when permitted by each fund's policies. This proposal would add a fundamental policy for Strategic Opportunities Fund that permits a Master Feeder Fund Structure.
 REASON FOR THE PROPOSAL. FMR and the Board of Trustees continually review methods of structuring mutual funds to take advantage of potential efficiencies. While neither the Board nor FMR has determined that Strategic Opportunities Fund should invest in a Master Fund, the Trustees believe it could be in the best interests of Strategic Opportunities Fund to adopt such a structure at a future date.
 At present, certain of Strategic Opportunities Fund's fundamental investment policies and limitations would prevent Strategic Opportunities Fund from investing all of its assets in another investment company, and would require a vote of shareholders before such a structure could be adopted. To avoid the costs associated with a subsequent shareholder meeting, the Trustees recommend that shareholders vote to permit Strategic Opportunities Fund's assets to be invested in a single Master Fund, without a further vote of shareholders. The Trustees will authorize such an investment only if they determine that action to be in the best interests of Strategic Opportunities Fund and its shareholders and if, upon advice of counsel, they determine that the investment will not have material adverse consequences to Strategic Opportunities Fund. Approval of Proposal 5 provides the Trustees with explicit authority to approve a Master Feeder Fund Structure. If shareholders approve this proposal, certain fundamental and non-fundamental policies and limitations of Strategic Opportunities Fund that currently prohibit investment in shares of one investment company would not apply to permit the investment in a Master Fund managed by FMR or its affiliates or successor. These policies include Strategic Opportunities Fund's limitations on investing more than 5% of assets in a single issuer or more than 25% of assets in a single industry, purchasing more than 10% of the securities of a single issuer, underwriting securities, investing more than 5% of the fund's total assets in the securities of "unseasoned" issuers and purchasing the securities of other investment companies.
 DISCUSSION. FMR may manage a number of mutual funds with similar investment objectives, policies, and limitations but with different features and services (Comparable Funds). Were these Comparable Funds to pool their assets, operational efficiencies could be achieved, offering the opportunity to reduce costs. Similarly, FMR anticipates that a Master Feeder Fund Structure would facilitate the introduction of new Fidelity mutual funds, increasing the investment options available to shareholders.
 Strategic Opportunities Fund's method of operation and shareholder services would not be materially affected by its investment in a Master Fund, except that the assets of Strategic Opportunities Fund would be managed as part of a larger pool. Were Strategic Opportunities Fund to invest all of its assets in a Master Fund, it would hold only a single investment security, and the Master Fund would directly invest in individual securities pursuant to its investment objective. The Master Fund would be managed by FMR or an affiliate, such as FMR Texas, Inc. in the case of a money market fund. The Trustees would retain the right to withdraw Strategic Opportunities Fund's investments from a Master Fund at any time and would do so if the Master Fund's investment objective and policies were no longer appropriate for Strategic Opportunities Fund. Strategic Opportunities Fund would then resume investing directly in individual securities as it does currently. Whenever a Feeder Fund is asked to vote at a shareholder meeting of the Master Fund, the Feeder Fund will hold a meeting of its shareholders if required by applicable law or the Feeder Fund's policies to vote on the matters to be considered at the Master Fund shareholder meeting. The fund will cast its votes at the Master Fund meeting in the same proportion as the fund's shareholders voted at their meeting.
 At present, the Trustees have not considered any specific proposal to authorize pooling of assets. The Trustees will authorize investing Strategic Opportunities Fund's assets in a Master Fund only if they determine that pooling is in the best interests of Strategic Opportunities Fund and if, upon advice of counsel, they determine that the investment will not have material adverse tax consequences to Strategic Opportunities Fund or its shareholders. In determining whether to invest in a Master Fund, the Trustees will consider, among other things, the opportunity to reduce costs and to achieve operational efficiencies. The Trustees will not authorize investment in a Master Fund if doing so would materially increase costs (including fees) to shareholders.
 FMR may benefit from the use of a Master Feeder Fund Structure if overall assets under management are increased (since FMR's fees are based on assets). Also, FMR's expenses of providing investment and other services to Strategic Opportunities Fund may be reduced. If the fund's investment in a Master Fund were to reduce FMR's expenses materially, the Trustees would consider whether a reduction in FMR's management fee would be appropriate if and when a Master Feeder Fund Structure is implemented.
 PROPOSED FUNDAMENTAL POLICY. To allow the fund to invest in a Master Fund at a future date, the Trustees recommend that Strategic Opportunities Fund adopt the following fundamental policy:
 "The fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 If the proposal is adopted, the Trustees intend to adopt a non-fundamental investment limitation for Strategic Opportunities Fund which states:
 "The fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company managed by Fidelity Management & Research Company or an affiliate or successor with substantially the same fundamental investment objective, policies, and limitations as the fund."
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit Strategic Opportunities Fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current fundamental investment policies will remain unchanged with respect to potential investment in Master Funds.
7. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR STRATEGIC OPPORTUNITIES
FUND.
    The Board of Trustees, including the Trustees who are not "interested persons" of the Trust or of FMR (the Independent Trustees), has approved, and recommends that shareholders of the fund approve, a proposal to adopt an amended management contract with FMR (the Amended Contract). The Amended Contract modifies several aspects of the management fee that FMR receives from the fund for managing its investments and business affairs.
 CURRENT MANAGEMENT FEE. The management fee is calculated and paid monthly, and is normally expressed as an annual percentage of the fund's average net assets. The fee has two components: a Basic Fee and a Performance Adjustment. The Basic Fee is an annual percentage of the fund's average net assets for the current month. The Basic Fee rate is the sum of a Group Fee rate, which declines as FMR's fund assets under management increase, and a fixed individual fund fee rate of 0.30%. The Basic Fee rate for the fund's fiscal year ended December 31, 1996 (not including the fee amendments discussed below) was 0.62%.
 The Performance Adjustment is a positive or negative dollar amount based on the fund's performance and assets for the most recent 36 months. If the fund outperforms the Standard & Poor's 500 Index (the Index) over 36 months, FMR receives a positive Performance Adjustment, and if the fund underperforms the Index, the management fee is reduced by a negative Performance Adjustment. The Performance Adjustment is an annual percentage of the fund's average net assets over the 36-month performance period. The Performance Adjustment rate is 0.02% for each percentage point of outperformance or underperformance, subject to a maximum of 0.20% if the fund outperforms or underperforms the Index by more than ten percentage points.
 The fund currently has five separate classes of shares, each with different expenses and different performance. When comparing the fund and the Index under the current contract, the return of the class with the worst performance is used. Performance of the fund and the Index are rounded to the nearest whole percentage point for purposes of the calculation.
 PROPOSED MANAGEMENT FEE AMENDMENTS. The Amended Contract would (1) reduce the Group Fee rate further if FMR's assets under management remain over $138 billion, (2) modify the Performance Adjustment calculation to round the performance of the fund and the Index to the nearest 0.01%, rather than the nearest 1.00%, and (3) amend the Performance Adjustment calculation to base the fund's performance on the asset-weighted average return of all classes, rather than the return of the worst-performing class.
 IMPACT OF GROUP FEE RATE REDUCTION. At FMR's current level of assets under management ($472 billion as of February 1997), the changes to the Group Fee rate reduce the management fee. FMR has voluntarily implemented the Group Fee reductions pending shareholder approval, and the Fund has paid lower management fees as a result. For the fund's fiscal year ended December 31, 1996, the Fund paid FMR management fees (including the Performance Adjustment) amounting to 0.4784% of the Fund's average net assets. The Group Fee reductions lowered the management fee rate by 0.0145% compared to the rate FMR was entitled to receive under the Present Contract (0.4929%).
 IMPACT OF PERFORMANCE ADJUSTMENT CHANGES. During 1996, the 36-month return of all classes relative to the Index (as proposed to be calculated) averaged approximately 1.21 percentage points better than the return of the worst-performing class on average. However, during most of 1996 the Fund's 36-month return trailed the Index by more than ten percentage points, resulting in maximum negative performance adjustments under both the Present and Amended Contracts. As a result, the changes to the Performance Adjustment would have had little effect on the management fee rate for 1996 (an increase of less than 0.002%). If the fund's 36-month return had been within 10% of the Index during 1996, the changes to the Performance Adjustment would have increased the management fee rate by 0.0158% of the Fund's average net assets for the year.
 COMBINED EFFECT OF FEE CHANGES. In the 1996 fiscal year, the Group Fee reductions and the changes to the Performance Adjustment tended to offset each other, resulting in only minor differences in the total management fee. The future impact will depend on many different factors, and may represent an increase or decrease from the management fee under the current contract. The Group Fee rate reductions will either reduce the management fee or leave it unchanged, depending on the level of FMR's assets under management. Calculating performance to the nearest 0.01% may increase or decrease the Performance Adjustment, depending on whether performance would have been rounded up or down. Basing fund performance on the return of all classes rather than the worst-performing class will either increase the management fee or leave it unchanged, depending on the relative performance and assets of each class of the fund.
 FMR is the fund's investment adviser pursuant to a management contract dated November 29, 1990, which was approved by shareholders on September 19, 1990. (For information on FMR, see the section entitled "Activities and
Management of FMR," on page .) A copy of the Amended Contract    , marked
to indicate the proposed amendments, is supplied as Exhibit 1 on page . Except for the modifications discussed above, the Amended Contract is substantially identical to the fund's Present Contract with FMR. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract," on page .) If approved by shareholders, the Amended Contract will take effect on the first day of the first month following approval and will remain in effect through July 31, 1997 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of the Independent Trustees and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through July 31, 1997, and thereafter only as long as its continuance is approved at least annually as above.
    MODIFICATION TO GROUP FEE RATE. The Group Fee rate varies based on the aggregate net assets of all registered investment companies having management contracts with FMR (group assets). As group assets increase, the Group Fee rate declines. The Amended Contract would not change the Group Fee rate if group assets are $138 billion or less. Above $138 billion in group assets, the Group Fee rate declines under both contracts, but under the Amended Contract, it declines faster.
 The Group Fee rate is calculated according to a graduated schedule providing for different rates for different levels of group assets. The rate at which the Group Fee rate declines is determined by fee "breakpoints" that provide for lower fee rates when group assets increase. The Amended Contract would add 12 new, lower breakpoints applicable when group assets are above $138 billion. (For an explanation of how the Group Fee Rate is used to calculate the management fee see the section entitled "Present Management Contract" on page .)
GROUP FEE BREAKPOINT

Average Group   Present    Group          Amended
Assets          Contract   Assets         Contract
($ billions)               ($ billions)

Over 102        .3100%     102-138        .3100%

                           138-174        .3050%

                           174-210        .3000%

                           210-246        .2950%

                           246-282        .2900%

                           282-318        .2850%

                           318-354        .2800%

                           354-390        .2750%

                           390-426        .2700%

                           426-462        .2650%

                           462-498        .2600%

                           498-534        .2550%

                            Over 534      .2500%

    The resulting Group Fee rates at various levels of group assets are indicated below. (For an explanation of how the breakpoints are combined to arrive at the Group Fee rate, see "Present Management Contract" on page
 .)
GROUP FEE RATES
Group          Present         Amended
Assets         Contract        Contract
($ billions)

150            .   3375    %   .3371%

200            .   3306    %   .3284%

250            .   3265    %   .3219%

300            .   3238    %   .3163%

350            .   3218    %   .3113%

400            .   3203    %   .3067%

450            .   3192    %   .3024%

500            .   3183    %   .2982%

550            .   3175    %   .2942%

    FMR voluntarily adopted various additional Group Fee breakpoints for group assets over $138 billion in 1992, 1993, 1994 and 1996. Although the new fee breakpoints have not been added to the management contract pending shareholder approval, FMR has voluntarily based its management fee on the Group Fee schedule contained in the Amended Contract since January 1, 1996. Group assets for February 1997 were approximately $472 billion.
 MODIFICATIONS TO PERFORMANCE ADJUSTMENT - ROUNDING METHOD. The annual Performance Adjustment rate equals 0.02% for each percentage point by which the fund outperforms or underperforms the Index over a 36-month performance
period. Under the     Present Contract, the investment performance of both
the fund and the Index are rounded to the nearest full percentage point (for example, 15.5123% is rounded to 16%.) Rounding to full percentage points results in the Performance Adjustment rate being applied in 0.02% increments. In comparison, under the Amended Contract, the investment performance of both the fund and Index are rounded to the nearest 0.01% (using the prior example, 15.5123% is rounded to 15.51%) prior to calculating the difference in investment performance. The more precise rounding method results in a more accurate measure of the difference in investment performance and allows for the Performance Adjustment to be applied in 0.0002% increments. Calculating the investment performance of the fund and the Index to the nearest 0.01% rather than 1.00% and applying the adjustment in 0.0002% increments rather than 0.02% increments will produce more precise performance comparisons and, therefore, reduce the chances of minor changes in performance resulting in significant changes to the Performance Adjustment, and ultimately the fund's management fee.
    MODIFICATIONS TO PERFORMANCE ADJUSTMENT - WEIGHTED AVERAGE CLASS PERFORMANCE. The Performance Adjustment is based on a comparison of the performance of the fund (excluding sales charges, but including other expenses) to the performance of the Index. Because each class of the fund has different expenses, and therefore different performance, it is necessary to specify how the different classes will be taken into account when calculating the performance of the fund as a whole.
 When the Present Contract was adopted in 1990, the fund had two classes of shares: Initial Class and Class T (referred to in the contract as Initial Class and Plymouth Class of Fidelity Special Situations Fund, reflecting the fund and class names as of that date). The contract specified that the investment performance of the fund was to be based on the lesser of the performance of Initial Class or Class T (Plymouth Class) shares. The contract did not contemplate the introduction of additional classes, and does not specifically require that their performance be taken into account. However, as additional classes have been added to the fund, FMR has based the investment performance of the fund on the performance of the class with the lowest performance, taking into account the performance of Class A, Class B and the Institutional Class, as applicable, in addition to Initial Class and Class T shares.
 Class A, B and T shares all pay distribution costs in the form of sales charges and distribution fees. Although sales charges are excluded from the performance calculation, distribution fees are included and tend to lower performance. Class B shares generally pay higher distribution fees than Class A and T shares. As a result, Class B shares have tended to have the lowest performance for purposes of the performance calculation (even though they may outperform other classes after sales charges) since their introduction in 1994, and have generally been used to represent the investment performance of the fund as a whole. Class B shares, however, represented less than 15% of the fund's assets as of the end of 1996. In effect, therefore, the current Performance Adjustment calculation omits the performance of over 85% of the fund.
 Under the Amended Contract, the performance of the fund would be represented by the average performance of all classes of the fund, weighted according to their average assets for each month. For example, if Class B shares represented 15% of the fund's assets, Class B's performance would represent 15% of the fund's performance. FMR believes this is a fairer means of calculating the performance of the fund and will avoid distortions that currently may arise from differing class-level expenses, which are unrelated to investment results.
 A performance adjustment is meant to unite the interests of the investment adviser and the shareholders in achieving performance superior to the Index. Regardless of the number of classes of shares of a fund, the investment adviser is managing a single portfolio and is providing the same investment management services to each class; thus, in FMR's view, calculation of the performance fee should not be driven by the performance of one class alone, particularly by the one class which has the poorest performance (highest expenses). By adopting the proposed asset-weighted average investment performance calculation, the investment adviser's compensation would be based on the investment performance of the fund (rather than that of a single class), reflecting the dollar-weighted average expenses paid by shareholders. Although using the asset-weighted average performance of the classes, rather than the performance of the
worst   -    performing class, will result in higher performance fees
except in those instances when measured fund performance differs from the
Index by more than the 10% allowable under the    c    ontract, FMR
believes the proposed method is a fairer reflection of the fund's actual investment performance results.
    The Performance Adjustment is calculated monthly, based on the relative performance of the fund and the Index for the latest 36 months. For the 12 monthly Performance Adjustment calculations during 1996, the asset-weighted average performance of all classes relative to the Index (including the more precise rounding method discussed above) was approximately 1.21 percentage points better than the return of the worst-performing class on average. As noted above, the management fee would have been subject to the maximum negative Performance Adjustment during most of 1996 under both the current and proposed calculations, so the difference in calculation would have had little effect on the management fee rate for the year. If the maximum Performance Adjustment had not been reached, FMR would have been entitled to a higher Performance Adjustment rate (or a smaller negative Performance Adjustment rate) of approximately 0.0242% on average under the Amended Contract. The Performance Adjustment rate is multiplied by the fund's average net assets for the 36-month performance period, not by the fund's current assets, to determine the dollar amount of the Performance Adjustment. Because the current assets of the fund during 1996 were higher than their average over the preceding two years (reflecting growth in the fund's size), the 0.0242% increase in the Performance Adjustment rate would have represented a management fee increase of 0.0158% of average assets for 1996. Most of this increase would have been offset by the 0.0145% management fee reduction resulting from the changes to the Group Fee.
 COMPARISON OF MANAGEMENT FEES. The following table compares the fund's management fee for the 1996 fiscal year under the terms of the Present Contract (not including FMR's voluntary implementation of the Group Fee reductions) to the management fee the fund would have incurred if the Amended Contract had been in effect. Management fees are expressed in dollars and as percentages of the fund's average net assets for the year.



                     Present Contract                 Amended        Contract
                                                                                Difference

                     $                    %         $                        %                  $            %

Basic Fee                    4,693,498     0.6200       4,583,688             0.6055             (109,810)        (   0.0145)

Performance                  (968,460)     (0.1279)     (957,834)             (0.1265)           10,626       0.0014
Adjustment

Total    Management
Fee                          3,725,038     0.4921       3,625,854             0.4790             (99,184)         (   0.0131    )


 If the Amended Contract is approved, FMR will calculate the performance adjustment using asset-weighted average performance for the entire
36   -    month performance period beginning with the first full month following shareholder approval.
 The following tables provide data concerning each class' management fees and expenses as a percentage of average net assets for the fiscal year ended December 31, 1996 under the Present Contract and if the Amended Contract had been in effect during the same period.
 The following figures are based on historical expenses adjusted to reflect
current fees of    Class A,     Class B, Class T, Initial Class, and
Institutional Class    s    hares of the fund and are calculated as a
percentage of average net assets of    each class.
COMPARATIVE FEE TABLE
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
   CLASS A:
                                 Present Contract   Amended
                                                    Contract

Management Fee                    0.49%              0.48%

12b-1 Fee                         0.25%              0.25%

Other Expenses                    0.26%              0.26%

Total Fund Operating Expenses*    1.00%              0.99%

   CLASS B:
                                 Present Contract   Amended
                                                    Contract

Management Fee                   0.49%              0.48%

12b-1 Fee                        1.00%              1.00%

Other Expenses                   0.32%              0.32%

Total Fund Operating Expenses*   1.81%              1.80%

   INSTITUTIONAL CLASS:
                                 Present Contract   Amended
                                                    Contract

Management Fee                   0.49%              0.48%

12b-1 Fee                        None               None

Other Expenses                   0.30%              0.30%

Total Fund Operating Expenses*   0.79%              0.78%

   CLASS T:
                                 Present Contract   Amended
                                                    Contract

Management Fee                   0.49%              0.48%

12b-1 Fee                        0.50%              0.50%

Other Expenses                   0.30%              0.30%

Total Fund Operating Expenses*   1.29%              1.28%

   INITIAL CLASS:
                                 Present Contract   Amended
                                                    Contract

Management Fee                   0.49%              0.48%

12b-1 Fee                        None               None

Other Expenses                   0.34%              0.34%

Total Fund Operating Expenses*   0.83%              0.82%

* Effective March 1, 1997, FMR    voluntarily     agreed to    limit
the total expense   s of     each class    (excluding interest, taxes,
brokerage commissions and extraordinary expenses) to the following annual
percentages:     Class A, 1.75%; Class B, 2.50%; Class T, 2.00%;
Institutional Class, 1.50%; and Initial Class, 1.50%.
    A portion of the brokerage commissions that the fund pays is used to reduce the fund's expenses. The fund has entered into arrangements with its custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce custodian and transfer agent expenses. Including these reductions, the total operating expenses presented in the table would have been 0.98% for Class A, 1.80% for Class B, 1.28% for Class T, 0.82% for Initial Class, and 0.77% for Institutional Class under the Present Contract and 0.97% for Class A, 1.79% for Class B, 1.27% for Class T, 0.81% for Initial Class, and 0.76% for Institutional Class under the Amended Contract.
 EXAMPLE: The following illustrates the expenses, including the maximum front-end sales charge or contingent deferred sales charge, as applicable, on a $1,000 investment under the fees and expenses stated above, assuming
(1) 5% annual return and (2) redemption at the end of each time period:
CLASS A:
                   1 Year   3 Years   5 Years   10 Years

Present Contract   $62      $83       $105      $169

Amended Contract   $62      $82       $104      $167

   CLASS B:
                   1 Year   3 Years   5 Years   10 Years

Present Contract    $68      $87       $118      $181

Amended Contract    $68      $87       $117      $180

   INSTITUTIONAL CLASS:
                   1 Year   3 Years   5 Years   10 Years

Present Contract   $8       $25       $44       $98

Amended Contract   $8       $25       $43       $97

   CLASS T:
                   1 Year   3 Years   5 Years   10 Years

Present Contract   $48      $74       $103      $185

Amended Contract   $48      $74       $103      $184

   INITIAL CLASS:
                   1 Year       3 Years      5 Years      10 Years

Present Contract   $   43       $   61       $   79       $1   34

Amended Contract   $   43       $   60       $   79       $1   33

 The purpose of this example and the table is to assist investors in understanding the various costs and expenses of investing in shares of the fund. The example above should not be considered a representation of past or future expenses of the fund. Actual expenses may vary from year to year and may be higher or lower than those shown above.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the
Independent Trustees, believe   s     that matters bearing on the
appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present    t    he Amended Contract to shareholders was
approved by the Board of Trustees of the fund, including all of the
Independent Trustees   ,     on December 19, 1996. The Board of Trustees
considered and approved the modifications to the Group Fee Rate schedule
during the two   -    month periods from November to December 1995, June to
July 1994, September to October 1993, and November to December 1991, and the modifications to the Performance Adjustment calculation during the
two   -    month period from June to July 1995    and in November 1996    .
The Board of Trustees received materials relating to the Amended Contract in advance of the meetings at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's results and financial condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR and the use of "soft" commission dollars to pay fund expenses and to pay for research and execution services, (5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and quality of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the impact of performance adjustments on management fees, (c) the choice of performance indices and benchmarks, (d) the composition of peer groups of funds, (e) transfer agency and bookkeeping fees paid to affiliates of FMR, (f) investment performance, (g) investment management staffing, (h) the potential for achieving further economies of scale, (i) operating expenses paid to third parties, and (j) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's equity group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent
Trustees have also concluded that the existing    G    roup    F    ee
structure should be continued but determined that it would be appropriate
to extend the    G    roup    F    ee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
    CONCLUSION.     Based on their evaluation of all material factors and
assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, specifically the extension of the Group Fee Rate schedule and the modifications to the performance adjustment calculation, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
8. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR STRATEGIC INCOME FUND.
 The Trustees recommend that the shareholders of the fund approve an amendment to the fund's management contract with FMR (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT). (For information on FMR, see the section entitled "Activities and Management of FMR" on page .)
    PROPOSED AMENDMENT TO THE PRESENT MANAGEMENT CONTRACT.     A copy of
the Amended Contract, marked to indicate the proposed amendment, is supplied as Exhibit 2 on page . Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning on page .) If approved by shareholders, the Amended Contract will take effect on July 1, 1997 (or, if later, the first day of the first month following approval) and will remain in effect through June 30, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees) and (ii) the vote of either a majority of the Trustees or by the vote of a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 1997, and thereafter only as long as its continuance is approved at least annually as above.
 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $408 billion.
 MODIFICATION TO GROUP FEE RATE. The Amended Contract adds additional "breakpoints" to the Group Fee Rate Schedule. The additional breakpoints will result in Group Fee Rates that are equal to or lower than current rates. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation
for assets under management by FMR of $372 billion    or less    . Above
$372 billion in assets under FMR's management, the Group Fee Rate declines
under    both the Present Contract and     the Amended Contact, but under
the    Amended     Contract    it declines faster.     Group Fee Rates that
are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds four new fee breakpoints for assets under FMR's management above $372 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contract" beginning on page .)
GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT   AMENDED CONTRACT

Average Group   Present      Average Group   Amended
Assets          Contract*    Assets          Contract
($ billions)                 ($ billions)

84 - 120        .1500%       84 - 120        .1500%

120 - 156       .1450%       120 - 156       .1450%

156 - 192       .1400%       156 - 192       .1400%

192 - 228       .1350%       192 - 228       .1350%

228 - 264       .1300%       228 - 264       .1300%

264 - 300       .1275%       264 - 300       .1275%

300 - 336       .1250%       300 - 336       .1250%

336 - 372       .1225%       336 - 372       .1225%

over 372        .1200%       372 - 408       .1200%

                             408 - 444       .1175%

                             444 - 480       .1150%

                             480 - 516       .1125%

                             Over 516        .1100%

The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net      Present         Amended
Assets         Contract*       Contract
($ billions)

150            .   1736    %   .1736%

200            .   1652    %   .1652%

250            .   1587    %   .1587%

300            .   1536    %   .1536%

350            .   1494    %   .1494%

400            .   1459    %   .1459%

450            .   1430    %   .1427%

500            .   1407    %   .1399%

550            .   1388    %   .1372%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996.
 Assets under FMR's management for February 1997 were approximately
$   472     billion.
    COMPARISON OF MANAGEMENT FEES.     For February 1997, average assets
under management by FMR were $4   72     billion. The fund's management fee
rate under the Amended Contract would have been    0.5914    %, compared to
   0.5919 % under the Present Contract. The management fee rate will remain the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $408 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract. The following chart compares the fund's management fee under the terms of the Present Contract for the fiscal year ended December 31, 1996 to the management fee the fund would have incurred if the Amended Contract had been in effect.
Present Contract   Amended Contract

Management         Management         Percentage

Fee*               Fee                Difference

$ 641,794          $ 641,715              (    0.0   1    %   )

   * Does not reflect voluntary adoption of extended group fee rate schedules by FMR on January 1, 1996.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the
Independent Trustees, believe   s     that matters bearing on the
appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent
Trustees   ,     on December 19, 1996. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the
two   -    month period from November to December 1995. The Board of
Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's financial results and condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR,
(5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and quality of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR,
(e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's fixed-income group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
    EXPENSES.     The Board of Trustees and the Independent Trustees
considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 ECONOMIES OF SCALE. The Board of Trustees and the Independent Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to extend the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the extension of the Group Fee Rate schedule, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
9. TO APPROVE AN AMENDED MANAGEMENT CONTRACT FOR EMERGING MARKETS INCOME
FUND.
 The Trustees recommend that the shareholders of the fund approve an amendment to the fund's management contract with FMR (the Amended Contract). The Amended Contract modifies the management fee that FMR receives from the fund to provide for lower fees when FMR's assets under management exceed certain levels. THE AMENDED CONTRACT WILL RESULT IN A MANAGEMENT FEE THAT IS THE SAME AS, OR LOWER THAN, THE FEE PAYABLE UNDER THE PRESENT MANAGEMENT CONTRACT (THE PRESENT CONTRACT). (For information on FMR, see the section entitled "Activities and Management of FMR" on page .)
 PROPOSED AMENDMENT TO THE PRESENT MANAGEMENT CONTRACT. A copy of the Amended Contract, marked to indicate the proposed amendment, is supplied as
Exhibit 3 on page . Except for the modifications discussed above, it is substantially identical to the Present Contract. (For a detailed discussion of the fund's Present Contract, refer to the section entitled "Present Management Contract" beginning on page .) If approved by shareholders, the Amended Contract will take effect on July 1, 1997 (or, if later, the first day of the first month following approval) and will remain in effect through June 30, 1998 and thereafter, but only as long as its continuance is approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR (the Independent Trustees) and
(ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund. If the Amended Contract is not approved, the Present Contract will continue in effect through June 30, 1997, and thereafter only as long as its continuance is approved at least annually as above.
 The management fee is an annual percentage of the fund's average net assets (the management fee rate), calculated and paid monthly. The management fee rate is the sum of two components: a Group Fee Rate, which varies according to assets under management by FMR, and a fixed Individual Fund Fee Rate. The Amended Contract modifies the Group Fee Rate by providing for lower fee rates if FMR's assets under management remain above $156 billion.
 MODIFICATION TO GROUP FEE RATE. The Amended Contract adds additional "breakpoints" to the Group Fee Rate Schedule. The additional breakpoints will result in Group Fee Rates that are equal to or lower than current rates. The Group Fee Rate varies based upon the monthly average of the aggregate net assets of all registered investment companies having management contracts with FMR (assets under management by FMR). For example, as assets under management by FMR increase, the Group Fee Rate declines. The Amended Contract would not change the group fee calculation for assets under management by FMR of $156 billion or less. Above $156 billion in assets under FMR's management, the Group Fee Rate declines
under    both the Present Contract and     the Amended Contact, but under
the    Amended     Contract   , it declines faster.     Group Fee Rates
that are lower than those contained in the fund's Present Contract have been voluntarily implemented by FMR on August 1, 1994 and January 1, 1996.
 The Group Fee Rate is calculated according to a graduated schedule providing for different rates for different levels of assets under management by FMR. The rate at which the Group Fee Rate declines is determined by fee "breakpoints" that provide for lower fee rates when assets increase. The Amended Contract adds 6 new fee breakpoints for assets under FMR's management above $336 billion and revises the current breakpoints for assets over $156 billion as illustrated in the following table. (For an explanation of how the Group Fee Rate is used to calculate the management fee, see the section entitled "Present Management Contract" beginning on page .)
GROUP FEE RATE BREAKPOINTS
PRESENT CONTRACT   AMENDED CONTRACT

Average Group   Present     Average Group   Amended
Assets          Contract*   Assets          Contract
($ billions)                ($ billions)

84 - 120        .1500%      84 - 120        .1500%

120 - 174       .1450%      120 - 156       .1450%

174 - 228       .1400%      156 - 192       .1400%

228 - 282       .1375%      192 - 228       .1350%

282 - 336       .1350%      228 - 264       .1300%

over 336        .1325%      264 - 300       .1275%

                            300 - 336       .1250%

                            336 - 372       .1225%

                            372 - 408       .1200%

                            408 - 444       .1175%

                            444 - 480       .1150%

                            480 - 516       .1125%

                            Over 516        .1100%

The result at various levels of group net assets is illustrated by the table below.
EFFECTIVE ANNUAL GROUP FEE RATES
Group Net      Present         Amended
Assets         Contract*       Contract
($ billions)

150               .1736%       .1736%

200               .1658%       .1652%

250               .1604%       .1587%

300               .1565%       .1536%

350               .1533%       .1494%

400               .1507%       .1459%

450               .1487%       .1427%

500               .1471%       .1399%

550               .1457%       .1372%

* Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994 and January 1, 1996.
 Assets under FMR's management for February 1997 were approximately
$   472     billion.
 COMPARISON OF MANAGEMENT FEES. For February 1997, average assets under
management by FMR were $4   72     billion. The fund's management fee rate
under the Amended Contract would have been    0.6914    %, compared to
   0.6979 % under the Present Contract. The management fee rate will remain the same under both the Present Contract and the Amended Contract until assets under FMR's management exceed $156 billion, at which point the management fee rate under the Amended Contract begins to decline relative to the Present Contract. The following chart compares the fund's management fee under the terms of the Present Contract for the fiscal year ended December 31, 1996 to the management fee the fund would have incurred if the Amended Contract had been in effect.
Present Contract   Amended Contract

Management         Management         Percentage

Fee*               Fee                Difference

$492,007           $488,344              (    0.01%   )

   * Does not reflect voluntary adoption of extended group fee rate schedules by FMR on August 1, 1994 and January 1, 1996.
MATTERS CONSIDERED BY THE BOARD
 The mutual funds for which the members of the Board of Trustees serve as Trustees are referred to herein as the "Fidelity funds." The Board of Trustees meets eleven times a year. The Board of Trustees, including the
Independent Trustees, believe   s     that matters bearing on the
appropriateness of the fund's management fees are considered at most, if not all, of their meetings. While the full Board of Trustees or the Independent Trustees, as appropriate, act on all major matters, a significant portion of the activities of the Board of Trustees (including certain of those described herein) are conducted through committees. The Independent Trustees meet frequently in executive session and are advised by independent legal counsel selected by the Independent Trustees.
 The proposal to present the Amended Contract to shareholders was approved by the Board of Trustees of the fund, including all of the Independent
Trustees   ,     on December 19, 1996. The Board of Trustees considered and approved the modifications to the Group Fee Rate schedule during the
two   -    month periods from November to December 1995 and June to July
1994. The Board of Trustees received materials relating to the Amended Contract in advance of the meeting at which the Amended Contract was considered, and had the opportunity to ask questions and request further information in connection with such consideration.
 INFORMATION RECEIVED BY THE INDEPENDENT TRUSTEES. In connection with their monthly meetings Trustees receive materials specifically relating to the Amended Contract. These materials include: (i) information on the investment performance of the fund, a peer group of funds and an appropriate index or combination of indices, (ii) sales and redemption data in respect of the fund, (iii) the economic outlook and the general investment outlook in the markets in which the fund invests, and (iv) notable changes in the fund's investments. The Board of Trustees and the Independent Trustees also consider periodically other material facts such as (1) FMR's financial results and condition, (2) arrangements in respect of the distribution of the fund's shares, (3) the procedures employed to determine the value of the fund's assets, (4) the allocation of the fund's brokerage, if any, including allocations to brokers affiliated with FMR,
(5) FMR's management of the relationships with the fund's custodian and subcustodians, (6) the resources devoted to and the record of compliance with the fund's investment policies and restrictions and with policies on personal securities transactions, and (7) the nature, cost and quality of non-investment management services provided by FMR and its affiliates.
 In response to questions raised by the Independent Trustees, additional information was furnished by FMR including, among other items, information on and analysis of (a) the overall organization of FMR, (b) the choice of performance indices and benchmarks, (c) the composition of peer groups of funds, (d) transfer agency and bookkeeping fees paid to affiliates of FMR,
(e) investment performance, (f) investment management staffing, (g) the potential for achieving further economies of scale, (h) operating expenses paid to third parties, and (i) the information furnished to investors, including the fund's shareholders.
 In considering the Amended Contract, the Board of Trustees and the Independent Trustees did not identify any single factor as all-important or controlling, and the following summary does not detail all of the matters considered. Matters considered by the Board of Trustees and the Independent Trustees in connection with their approval of the Amended Contract include the following:
 INVESTMENT COMPLIANCE AND PERFORMANCE. The Board of Trustees and the Independent Trustees considered whether the fund has operated within its investment objective and its record of compliance with its investment restrictions. They also reviewed monthly the fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices.
 FMR'S PERSONNEL AND METHODS. The Board of Trustees and the Independent Trustees annually review the background of the fund's portfolio manager, and the fund's investment objective and discipline. The Independent Trustees have also had discussions with senior management of FMR responsible for investment operations, and the senior management of Fidelity's fixed-income group. Among other things they considered the size, education and experience of FMR's investment staff, its use of technology, and FMR's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel.
 NATURE AND QUALITY OF OTHER SERVICES. The Board of Trustees and the Independent Trustees considered the nature, quality, cost and extent of administrative and shareholder services performed by FMR and affiliated companies, both under the Amended Contract and under separate agreements covering transfer agency functions and pricing, bookkeeping and securities lending services, if any. The Board of Trustees and the Independent Trustees have also considered the nature and extent of FMR's supervision of third party service providers, principally custodians and subcustodians.
 EXPENSES. The Board of Trustees and the Independent Trustees considered the fund's expense ratio and expense ratios of a peer group of funds. They also considered the amount and nature of fees paid by shareholders.
 PROFITABILITY. The Board of Trustees and the Independent Trustees considered the level of FMR's profits in respect of the management of the Fidelity funds, including the fund. This consideration included an extensive review of FMR's methodology in allocating its costs to the management of the fund. The Board of Trustees and the Independent Trustees have concluded that the cost allocation methodology employed by FMR has a reasonable basis and is appropriate in light of all of the circumstances. They considered the profits realized by FMR in connection with the operation of the fund and whether the amount of profit is a fair entrepreneurial profit for the management of the fund. They also considered the profits realized from non-fund businesses which may benefit from or be related to the fund's business. The Board of Trustees and the Independent Trustees also considered FMR's profit margins in comparison with available industry data, both accounting for and ignoring marketing expenses.
 ECONOMIES OF SCALE   .     The Board of Trustees and the Independent
Trustees considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefitted from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board of Trustees and the Independent Trustees have concluded that FMR's mutual fund business presents some limited opportunities to realize economies of scale and that these economies are being shared between fund shareholders and FMR in an appropriate manner. The Independent Trustees have also concluded that the existing group fee structure should be continued but determined that it would be appropriate to extend the group fee structure as proposed herein.
 OTHER BENEFITS TO FMR. The Board of Trustees and the Independent Trustees also considered the character and amount of fees paid by the fund and the fund's shareholders for services provided by FMR and its affiliates, including fees for services like transfer agency, fund accounting and direct shareholder services. They also considered the allocation of fund brokerage to brokers affiliated with FMR and the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Fidelity funds. The Board of Trustees and the Independent Trustees also considered the revenues and profitability of FMR businesses other than its mutual fund business, including FMR's retail brokerage, correspondent brokerage, capital markets, trust, investment advisory, pension record keeping, credit card, insurance, publishing, real estate, international research and investment funds, and others. The Board of Trustees and the Independent Trustees considered the intangible benefits that accrue to FMR and its affiliates by virtue of their relationship with the fund.
 OTHER BENEFITS TO SHAREHOLDERS. The Board of Trustees and the Independent Trustees considered the benefit to shareholders of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of fund and shareholder services.
 CONCLUSION. Based on their evaluation of all material factors and assisted by the advice of independent counsel, the Trustees concluded (i) that the existing management fee structure is fair and reasonable and (ii) that the proposed modifications to the management fee rates, that is the extension of the Group Fee Rate schedule, are in the best interest of the fund's shareholders. The Board of Trustees, including the Independent Trustees, voted to approve the submission of the Amended Contract to shareholders of the fund and recommends that shareholders of the fund vote FOR the Amended Contract.
10. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR FAR EAST FOR STRATEGIC OPPORTUNITIES FUND.
 In conjunction with its portfolio management responsibilities on behalf of Strategic Opportunities Fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of the fund approve a new sub-advisory agreement (the Proposed Agreement) between FMR Far East and FMR on behalf of the fund to replace FMR's existing agreement with FMR Far East. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR Far East, but also would permit FMR to grant FMR Far East investment management authority if FMR believes it would be beneficial to the fund and its shareholders. Because FMR pays all of FMR Far East's fees, the Proposed Agreement would not affect the fees paid by the fund to FMR. In addition, the Proposed Agreement includes a discussion of FMR Far East's ability to use brokers and dealers to execute portfolio transactions, consistent with the authority granted FMR under the Management Contract.
 On    December 19, 1996    , the Board of Trustees agreed to submit the
Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to grant investment management authority to FMR Far East would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR Far East, the ability to execute portfolio transactions from points in the Far East that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 If approved by shareholders, the Proposed Agreement will replace the sub-advisory agreement currently in effect with FMR Far East with respect to the fund (the Current Agreement). The Current Agreement, dated November 29, 1990, was approved by the fund's shareholders on September 19, 1990. A copy of the Proposed Agreement is attached to this proxy statement as
Exhibit 4.
 FMR Far East, with its principal office in Tokyo, Japan is a wholly owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR Far East may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR Far East's only client other
than FMR is    Fidelity International Limited (    FIL   )    , an
affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR Far East, Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR Far East, see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page .
 Under the Current Agreement, FMR Far East acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR Far East provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in the Far East. Under the Current Agreement with FMR Far East, FMR, NOT THE FUND, pays FMR Far East's fee equal to 105% of its costs incurred in connection with the agreement.
 For the fiscal year ended December 31, 1996, FMR paid FMR Far East $23,484 on behalf of the fund. Fees paid to the sub-adviser are not reduced to reflect expense reimbursements or fee waivers by FMR, if any, in effect from time to time.
 Although FMR employees are expected to consult regularly with FMR Far East, under the Current Agreement, FMR Far East has no authority to make investment decisions on behalf of the fund. Under the Proposed Agreement, FMR would continue to receive investment advice from FMR Far East, but it could also grant investment management authority to FMR Far East with respect to all or a portion of the fund's assets. If FMR Far East were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's Prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR Far East. If FMR grants investment management authority to FMR Far East with respect to all or a portion of the fund's assets, FMR Far East would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR Far East, including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR Far East would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.
 The Proposed Agreement would not increase the fees paid to FMR by the fund. The fees paid by FMR to FMR Far East for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR Far East, FMR would pay FMR Far East 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR Far East for investment management and portfolio execution services.
 If approved by shareholders, the Proposed Agreement would take effect on July 1, 1997 (or, if later, the first day of the first month following approval) and would continue in force until July 31, 1997 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund.
 The Proposed Agreement could be transferred to a successor of FMR Far East without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit Strategic Opportunities Fund and its shareholders. The Trustees recommend voting FOR the proposal. If the Proposed Agreement is not approved, FMR's Current Agreement on behalf of the fund will continue in effect.
11. TO APPROVE A NEW SUB-ADVISORY AGREEMENT WITH FMR U.K. FOR STRATEGIC OPPORTUNITIES FUND.
 In conjunction with its portfolio management responsibilities on behalf of Strategic Opportunities Fund, FMR has entered into sub-advisory agreements with affiliates whose offices are geographically dispersed around the world. To strengthen and coordinate these relationships, the Board of Trustees proposes that shareholders of the fund approve a new sub-advisory agreement (the Proposed Agreement) between FMR U.K. and FMR on behalf of the fund to replace FMR's existing agreement with FMR U.K. The Proposed Agreement would allow FMR not only to receive investment advice and research services from FMR U.K., but also would permit FMR to grant FMR U.K. investment management authority if FMR believes it would be beneficial to the fund and its shareholders. Because FMR pays all of FMR U.K.'s fees, the Proposed Agreement would not affect the fees paid by the fund to FMR. In addition, the Proposed Agreement includes a discussion of FMR U.K.'s ability to use brokers and dealers to execute portfolio transactions, consistent with the authority granted FMR under the Management Contract.
 On    December 19, 1996    , the Board of Trustees agreed to submit the
Proposed Agreement to shareholders of the fund pursuant to a unanimous vote of both the full Board of Trustees and those Trustees who were not "interested persons" of the trust or FMR. FMR provided substantial information to the Trustees to assist them in their deliberations. The Trustees determined that allowing FMR to grant investment management authority to FMR U.K. would provide FMR increased flexibility in the assignment of portfolio managers and give the fund access to managers located abroad who may have more specialized expertise with respect to local companies and markets. Additionally, the Trustees believe that the fund and its shareholders may benefit from giving FMR, through FMR U.K., the ability to execute portfolio transactions from points in Europe that are physically closer to foreign issuers and the primary markets in which their securities are traded. Increasing FMR's proximity to foreign markets should enable the fund to participate more readily in full trading sessions on foreign exchanges, and to react more quickly to changing market conditions.
 If approved by shareholders, the Proposed Agreement will replace the sub-advisory agreement currently in effect with FMR U.K. with respect to the fund (the Current Agreement). The Current Agreement, dated November 29, 1990, was approved by the fund's shareholders on September 19, 1990. A copy of the Proposed Agreement is attached to this proxy statement as Exhibit 5.
 FMR U.K., with its principal office in London, England is a wholly owned subsidiary of FMR established in 1986 to provide investment research to FMR with respect to foreign securities. This research complements other research on foreign securities produced by FMR's U.S.-based research analysts and portfolio managers, or obtained from broker-dealers or other sources.
 FMR U.K. may also provide investment advisory services to FMR with respect to other investment companies for which FMR serves as investment adviser, and to other clients. Currently, FMR U.K.'s only client other than FMR is FIL, an affiliate of FMR organized under the laws of Bermuda. FIL provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities of issuers throughout the world. Edward C. Johnson 3d, President and a Trustee of the trust, is Chairman and a Director of FMR U.K., Chairman, and a Director of FIL, and a principal stockholder of both FIL and FMR. For more information on FMR U.K., see the section entitled "Activities and Management of FMR U.K. and FMR Far East" on page .
  Under the Current Agreement, FMR U.K. acts as an investment consultant to FMR and supplies FMR with investment research information and portfolio management advice as FMR reasonably requests on behalf of the fund. FMR U.K. provides investment advice and research services with respect to issuers located outside of the United States, focusing primarily on companies based in Europe. Under the Current Agreement with FMR U.K., FMR, NOT THE FUND, pays FMR U.K.'s fee equal to 110% of its costs incurred in connection with the agreement.
 For the fiscal year ended December 31, 1996, FMR paid FMR U.K. $24,977 on behalf of the fund. Fees paid to the sub-adviser are not reduced to reflect expense reimbursements or fee waivers by FMR, if any, in effect from time to time.
 Although FMR employees are expected to consult regularly with FMR U.K., under the Current Agreement, FMR U.K. has no authority to make investment decisions on behalf of the fund. Under the Proposed Agreement, FMR would continue to receive investment advice from FMR U.K., but it could also grant investment management authority to FMR U.K. with respect to all or a portion of the fund's assets. If FMR U.K. were to exercise investment management authority on behalf of the fund, it would be required, subject to the supervision of FMR, to direct the investments of the fund in accordance with the fund's investment objective, policies, and limitations as provided in the fund's Prospectus or other governing instruments and such other limitations as the fund may impose by notice in writing to FMR or FMR U.K. If FMR grants investment management authority to FMR U.K. with respect to all or a portion of the fund's assets, FMR U.K. would be authorized to buy or sell stocks, bonds, and other securities for the fund subject to the overall supervision of FMR and the Board of Trustees. In addition, the Proposed Agreement would authorize FMR to delegate other investment management services to FMR U.K., including, but not limited to, currency management services (including buying and selling currency options and entering into currency forward and futures contracts on behalf of the fund), other transactions in futures contracts and options, and borrowing or lending portfolio securities. If any of these investment management services were delegated, FMR U.K. would continue to be subject to the control and direction of FMR and the Board of Trustees and to be bound by the investment objective, policies, and limitations of the fund.
 THE PROPOSED AGREEMENT WOULD NOT INCREASE THE FEES PAID TO FMR BY THE FUND. The fees paid by FMR to FMR U.K. for investment advice as described above would remain unchanged. However, to the extent that FMR granted investment management authority to FMR U.K., FMR would pay FMR U.K. 50% of its monthly management fee with respect to the average net assets managed on a discretionary basis by FMR U.K. for investment management and portfolio execution services.
 If approved by shareholders, the Proposed Agreement would take effect on July 1, 1997 (or, if later, the first day of the first month following approval) and would continue in force until July 31, 1997 and from year to year thereafter, but only as long as its continuance was approved at least annually by (i) the vote, cast in person at a meeting called for the purpose, of a majority of those Trustees who are not "interested persons" of the trust or FMR and (ii) the vote of either a majority of the Trustees or a majority of the outstanding shares of the fund.
 The Proposed Agreement could be transferred to a successor of FMR U.K. without resulting in its termination and without shareholder approval, as long as the transfer did not constitute an assignment under applicable securities regulations. The Proposed Agreement would be terminable on 60 days' written notice by either party to the agreement and the Proposed Agreement would terminate automatically in the event of its assignment.
    CONCLUSION.     The Board of Trustees has concluded that the proposal
will benefit Strategic Opportunities Fund and its shareholders. The Trustees recommend voting FOR the proposal. If the Proposed Agreement is not approved, FMR's Current Agreement on behalf of the fund will continue in effect.
12. TO AMEND THE CLASS B DISTRIBUTION AND SERVICE PLAN OF STRATEGIC OPPORTUNITIES FUND AND EMERGING MARKETS INCOME FUND.
 The Board of Trustees has approved, and recommends that Class B shareholders approve, an amended Distribution and Service Plan for Class B shares (the Amended Class B Plan). Rule 12b-1 (the Rule) under the 1940 Act provides that in order for a mutual fund to act as a distributor of its shares, a written plan "describing all material aspects of the proposed financing of distribution" must be adopted by the fund.
 A copy of the Amended Class B Plan is attached to this Proxy Statement as
Exhibit 6.
 THE CURRENT CLASS B PLANS. The current Class B Plans (the Current Class B Plans) were adopted on May 26, 1995, with respect to Emerging Markets Income Fund, and June 26, 1994, with respect to Strategic Opportunities Fund. Under each Current Class B Plan, Class B of each of Strategic Opportunities Fund and Emerging Markets Income Fund may pay FDC a distribution fee at an annual rate of up to 0.75% of its average daily net assets. The determination of daily net assets is made at the close of business each day throughout the month, but the net assets for purposes of calculating the distribution fee exclude assets attributable to shares purchased more than 144 months (12 years) prior to such date. Under each Current Class B Plan, Class B of Strategic Opportunities Fund and Emerging Markets Income Fund may also pay FDC a shareholder service fee at an annual rate of up to 0.25% of its average daily net assets. The Trustees have approved a distribution fee for Class B shares of Strategic Opportunities Fund and Emerging Markets Income Fund at an annual rate of 0.75% and 0.65%, respectively, of average net assets and a shareholder service fee for Class B shares of Strategic Opportunities Fund and Emerging Markets Income Fund at an annual rate of 0.25% of their average net assets. FDC uses shareholder service fees to compensate investment professionals for personal service and/or the maintenance of shareholder accounts. For the fiscal year ended December 31, 1996, Class B of Strategic Opportunities Fund paid $744,336 in distribution fees and $248,724 in shareholder service fees to FDC, which amounted to 0.75% and 0.25%, respectively, of its average net assets, and Class B of Emerging Markets Income Fund paid $85,051 in distribution fees and $32,712 in shareholder service fees to FDC, which amounted to 0.65% and 0.25% of its net assets, respectively. FDC may pay all or a portion of such fees to securities dealers or other investment professionals as distribution or service fees. To the extent the fees are not paid to investment professionals, FDC may use the fees for its expenses incurred in the distribution of, or shareholder support services for, Class B shares. For the fiscal year ended December 31, 1996, FDC paid
$   24,539     and $   4,078     in shareholder service fees to National
Financial Services Corporation (NFSC), an affiliate of FMR Corp.,    on
behalf of Class B shares of Strategic Opportunities Fund and Emerging
Markets Income Fund, respectively    . NFSC passed 100% of these fees to
investment professionals. FDC and NFSC are both subsidiaries of FMR Corp. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 The Current Class B Plans also provide that to the extent that each fund's payment of management fees to FMR might be considered to constitute "indirect" financing of activities "primarily intended to result in the sale of shares," such payment is expressly authorized.
 Although each Current Class B Plan specifies that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities. FDC may retain any amounts received under the Plan in excess of its expenditures.
 THE AMENDED CLASS B PLANS. The Amended Class B Plans are identical to the Current Class B Plans except that shares held more than 144 months would no longer be excluded when calculating the amount of the distribution fee.
 When the Fidelity Advisor funds were first introduced in the mid-1980's, the National Association of Securities Dealers, Inc. (NASD) Conduct Rules set a limit on the amount of front-end sales charges which a fund could impose. However, no similar limit existed for 12b-1 fees. The 144-month limitation was an effort by FDC and the Board of Trustees to protect shareholders against payment on a given amount of assets over an indefinite period of time. The 144-month period was intended to result in a limit on total distribution charges (front-end sales charges plus 12b-1 fees) comparable to the front-end sales charge limit then imposed by the NASD.
 In July 1993, the NASD amended its Conduct Rules to establish a combined limit on mutual fund sales charges and 12b-1 fees. Like the 144-month limitation, the NASD Rule restricts a mutual fund's total payment of 12b-1 fees. Under the NASD Rule, a mutual fund is subject to a limit on aggregate payments of 7.25% of total new gross sales (6.25% if a service fee is also imposed), plus interest. When the limit is reached, no further sales charges may be paid by the mutual fund to the distributor, and no further payments under the 12b-1 plan can be made, until the mutual fund has further gross sales that result in an increased limit.
 The NASD Rule has become the industry standard for restricting distribution charges. Regardless of whether the proposal is approved, each class is, and will continue to be, subject to the NASD Rule. The NASD Rule addresses concerns similar to those that the 144-month limitation was intended to address. However, the NASD Rule and the 144-month limitation address these concerns in different ways. For example, using reasonable sales, redemption and performance assumptions, there is a considerable likelihood that many mutual funds may never reach the limit imposed by the NASD Rule, because the limit is constantly increased by additional gross sales. To the extent that this is true, if Class B of each of Strategic Opportunities Fund and Emerging Markets Income Fund contains assets older than 144 months it will pay more in 12b-1 fees if the proposal is approved than it would pay under the Current Class B Plan.
 If approved by shareholders, each Amended Class B Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the Plan.
 TRUSTEE CONSIDERATION. In determining to recommend the adoption of the Amended Class B Plans, the trustees considered a variety of factors and were advised by counsel who are not counsel to FMR or FDC. Implementation of the Amended Class B Plans should assist in attracting investment professionals for the sale of shares and thus increase each fund's asset base, which in turn may prove beneficial to each fund and its shareholders by spreading fixed costs over a larger asset base and making additional monies available for investing. Positive cash flow affords portfolio management a greater ability to diversify investments and minimizes the need to sell securities to meet redemptions. In addition, since each class is dependent primarily on investment professionals for sales of its shares, the ongoing payment to investment professionals who have sold shares (by reallowance of the distribution fee) should provide incentives to offer better and continuous services to current shareholders. Investment professionals also allow investors access to investment alternatives to which they might otherwise not have been exposed.
 The Board recognizes that a greater level of fund assets benefits FMR by increasing its management fee revenues. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this to be an important benefit to each fund.
 CONCLUSION. The Board of Trustees recommends that Class B shareholders vote FOR approval of the amendment to the Class B Distribution and Service Plan. If Class B shareholders approve the Amended Class B Plan, the amended Plan will become effective the first day of the month following shareholder approval. If Class B shareholders do not approve the Amended Class B Plan, the Current Class B Plan will remain in effect unchanged. In this event, the 144-month period would commence for Class B shares at the time they are purchased but would never be completed because the Class B shares convert automatically to Class A shares after a maximum holding period of seven years.
13. TO AMEND THE CLASS T DISTRIBUTION AND SERVICE PLAN OF STRATEGIC OPPORTUNITIES FUND AND EMERGING MARKETS INCOME FUND.
 The Board of Trustees has approved, and recommends that Class T shareholders approve, an amended Distribution and Service Plan for Class T shares (the Amended Class T Plans). Rule 12b-1 (the Rule) under the 1940 Act provides that in order for a mutual fund to act as a distributor of its shares, a written plan "describing all material aspects of the proposed financing of distribution" must be adopted by the fund.
 A copy of the Amended Class T Plan with respect to Strategic Opportunities Fund is attached to this Proxy Statement as Exhibit 7, and a copy of the Amended Class T Plan with respect to Emerging Markets Income Fund is attached to this Proxy Statement as Exhibit 8.
 THE CURRENT CLASS T PLANS. The current Class T Plans (the Current Class T Plans) were adopted on August 25, 1987, with respect to Strategic Opportunities Fund, and October 14, 1994, with respect to Emerging Markets Income Fund. Under the Current Class T Plans, Class T of Strategic Opportunities Fund and Emerging Markets Income Fund may pay FDC a fee at an annual rate of up to 0.65% and 0.40%, respectively, of their average daily net assets. The determination of daily net assets is made at the close of business each day throughout the month, but the net assets for purposes of calculating the fee exclude assets attributable to shares purchased more than 144 months (12 years) prior to such date. Class T shares begin accruing time upon initial purchase into Class T. The Trustees have approved a distribution fee for Class T of Strategic Opportunities Fund and Emerging Markets Income Fund at an annual rate of 0.50% and 0.25% of their average net assets, respectively. For the fiscal year ended December 31, 1996, Class T of Strategic Opportunities Fund paid $3,004,411 in distribution fees to FDC, which amounted to .50% of its average net assets, and Class T of Emerging Markets Income Fund paid $138,085 in distribution fees to FDC, which amounted to .25% of its average net assets. FDC may pay all or a portion of such fees to securities dealers or other investment professionals as distribution or service fees. To the extent the fee is not paid to investment professionals, FDC may use the fees for its expenses incurred in the distribution of Class T shares. For the fiscal year ended December 31, 1996, FDC paid, on behalf of Class T shares of Strategic
Opportunities Fund, $   19,478     and, on behalf of Class T shares of
Emerging Markets Income Fund, $   112,093     in distribution fees to NFSC,
an affiliate of FMR Corp. NFSC passed 100% of these fees to investment professionals. FDC and NFSC are both subsidiaries of FMR Corp. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 The Current Class T Plans also provide that to the extent that each fund's payment of management fees to FMR might be considered to constitute "indirect" financing of activities "primarily intended to result in the sale of shares," such payment is expressly authorized.
 Although each Current Class T Plan specifies that FMR and FDC may engage in various distribution activities, it does not require them to perform any specific type of distribution activity or to incur any specific level of expense for such activities. FDC may retain any amounts received under the Plan in excess of its expenditures.
    THE AMENDED CLASS T PLANS.     The Amended Class T Plans are identical
to the Current Class T Plans, except that shares held more than 144 months would no longer be excluded when calculating the amount of the distribution fee.
 When the Fidelity Advisor funds were first introduced in the mid-1980's, the NASD Conduct Rules set a limit on the amount of front-end sales charges which a fund could impose. However, no similar limit existed for 12b-1 fees. The 144-month limitation was an effort by FDC and the Board of Trustees to protect shareholders against payment on a given amount of assets over an indefinite period of time. The 144-month period was intended to result in a limit on total distribution charges (front-end sales charges plus 12b-1 fees) comparable to the front-end sales charge limit then imposed by the NASD.
 In July 1993, the NASD amended its Conduct Rules to establish a combined limit on mutual fund sales charges and 12b-1 fees. Like the 144-month limitation, the NASD Rule restricts a mutual fund's total payment of 12b-1 fees. Under the NASD Rule, a mutual fund is subject to a limit on aggregate payments of 7.25% of total new gross sales (6.25% if a service fee is also imposed), plus interest. When the limit is reached, no further sales charges may be paid by the mutual fund to the distributor, and no further payments under the 12b-1 plan can be made, until the mutual fund has further gross sales that result in an increased limit.
 The NASD Rule has become the industry standard for restricting distribution charges. Regardless of whether the proposal is approved, each class is, and will continue to be, subject to the NASD Rule. The NASD Rule addresses concerns similar to those that the 144-month limitation was intended to address. However, the NASD Rule and the 144-month limitation address these concerns in different ways. For example, using reasonable sales, redemption and performance assumptions, there is a considerable likelihood that many mutual funds may never reach the limit imposed by the NASD Rule, because the limit is constantly increased by additional gross sales. To the extent that this is true, if Class T of each of Strategic Opportunities Fund and Emerging Markets Income Fund contains assets older than 144 months, it will pay more in 12b-1 fees if the proposal is approved than it would pay under its Current Class T Plan.
 If approved by shareholders, each Amended Class T Plan will continue in effect as long as its continuance is specifically approved at least annually by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the trust and who have no direct or indirect financial interest in the operation of the Plan or any agreement related to the Plan (the non-interested Trustees), cast in person at a meeting called for the purpose of voting on the Plan.
 TRUSTEE CONSIDERATION. In determining to recommend the adoption of the Amended Class T Plans, the trustees considered a variety of factors and were advised by counsel who are not counsel to FMR or FDC. Implementation of the Amended Class T Plans should assist in attracting investment professionals for the sale of shares and thus increase each fund's asset base, which in turn may prove beneficial to each fund and its shareholders by spreading fixed costs over a larger asset base and making additional monies available for investing. Positive cash flow affords portfolio management greater ability to diversify investments and minimizes the need to sell securities to meet redemptions. In addition, since each class is dependent primarily on investment professionals for sales of its shares, the ongoing payment to investment professionals who have sold shares (by reallowance of the distribution fee) should provide incentives to offer better and continuous services to current shareholders. Investment professionals also allow investors access to investment alternatives to which they might otherwise not have been exposed.
 The Board recognizes that a higher level of fund assets benefits FMR by increasing its management fee revenues. The Board believes that revenues received by FMR contribute to its continuing ability to attract and retain a high caliber of investment and other personnel and to develop and implement new systems for providing services and information to shareholders. The Board considers this to be an important benefit to each fund.
 CONCLUSION. The Board of Trustees recommends that Class T shareholders of Strategic Opportunities Fund and Emerging Markets Income Fund vote FOR approval of the amendment to the Class T Distribution and Service Plan. If Class T shareholders approve the Amended Class T Plan, it will become effective the first day of the month following shareholder approval. If the Amended Class T Plan is not approved by Class T shareholders, the Current Class T Plan will remain in effect unchanged for shares purchased into Class T.
14. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF
STRATEGIC OPPORTUNITIES    FUND     FROM A SEPARATE SERIES OF ONE
MASSACHUSETTS BUSINESS TRUST TO ANOTHER.
 The Board of Trustees, including a majority of the Independent Trustees, has approved an Agreement and Plan of Reorganization (the Plan of Reorganization) in the form attached to this Proxy Statement as Exhibit 9. The Plan of Reorganization provides for a reorganization of Strategic Opportunities Fund (the Fund) from a separate series of Fidelity Advisor Series VIII (Advisor VIII), a Massachusetts business trust, to a newly-established series of Fidelity Advisor Series I (the Trust), also a Massachusetts business trust (the Reorganization). THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF THE FUND.
 The investment objective, policies, and limitations of the Fund will not change except as approved by shareholders and as described in this Proxy Statement. A separate series of the Trust will carry on the business of the Fund following the Reorganization (the Series). The Series, which has not yet commenced business operations, will have an investment objective, policies, and limitations identical to those of the Fund (except as they may be modified pursuant to a vote of the shareholders as proposed in this Proxy Statement). Since both Advisor VIII and the Trust are Massachusetts business trusts, organized under substantially similar Declarations of Trust, the rights of the security holders of the Fund under state law and the governing documents are expected to remain unchanged after the
Reorganization    (    except for a possible change with regard to
shareholder voting rights as described below   )    , nor will the
Reorganization affect the operation of the Fund in a material manner. The same individuals serve as Trustees of both trusts. Both trusts are authorized to issue an unlimited number of shares of beneficial interest, and each Declaration of Trust permits the Trustees to create one or more additional series or funds. If Proposal 3 (see page ) is approved, shareholder voting rights for the Fund will be based on the total dollar interest in the Fund (dollar-based voting) while shareholder voting rights for the Series will be based on the number of shares owned (share-based voting), unless shareholders of the Trust also approve a proposal that will be submitted to them to approve dollar-based voting. While the potential difference between the shareholder voting rights would have no bearing on matters affecting only one fund in a trust (unless the fund had several classes of shares), on matters requiring trust-wide votes where all funds in a trust are required to vote (or where more than one class of a fund vote together), dollar-based voting provides shareholders voting power that is proportionate to their economic interest whereas share-based voting may provide shareholders who own shares with a lower net asset value than other funds in the trust with a disproportionate ability to affect the vote relative to shareholders of the other funds in the trust. Similarly, on matters affecting a fund as a whole, where each class of the fund is required to vote separately on an issue, shareholders who own shares of a class with a lower NAV than other classes in the fund would be giving the shareholders of the other classes more voting "power" than they currently have. On matters affecting only one class, only shareholders of that class vote on the issue. In this instance, all shareholders of the class would have the same voting rights, since the NAV is the same for all shares in a single class. After the Reorganization, the voting rights of Fund shareholders will change to reflect those of the Series which, as noted above, will be share-based unless shareholders of the Trust also approve a proposal establishing dollar-based voting. For more information regarding voting rights of shareholders of the Fund, refer to the section of the Fund's Statement of Additional Information called "Description of the Trust." The Trust's fiscal year end is November 30, which is different than that of Advisor VIII. The Trustees may change the fiscal year end of the Trust at their discretion in the future.
 FMR, the Fund's investment adviser, will be responsible for the investment management of the Series, subject to the supervision of the Board of
Trustees, under a management contract identical to the    contract     in
effect between FMR and the Fund immediately prior to the Closing
Date   ,     defined below   ,     (including as it may be modified
pursuant to a vote of shareholders of the fund as proposed in this Proxy Statement) (the Present Management Contract); similarly, FMR U.K. and FMR Far East, the Fund's sub-advisers, will have primary responsibility for providing investment advice and research services outside the United States or investment management authority (if Proposals 10 and 11 are approved) under Sub-Advisory Agreements substantially identical to the agreements in effect between FMR U.K. and FMR Far East and FMR immediately prior to the Closing Date (including as they may be modified pursuant to a vote of shareholders of the Fund as proposed in this Proxy Statement) (the Present Sub-Advisory Agreements).
 The Fund's distribution agent, FDC   ,     will distribute shares of the
Series under a General Distribution Agreement identical to the contract in effect between FDC and the Fund immediately prior to the Closing Date.
 REASON FOR THE PROPOSED REORGANIZATION. The Fund is presently organized as a series of Advisor VIII, which has three series of shares or funds. The Board of Trustees unanimously recommends reorganization of the Fund to a separate series of the Trust (i.e., into the Series) which will succeed to the business of the Fund. Moving the Fund from Advisor VIII to the Trust will consolidate and streamline the production and mailing of certain financial reports and legal documents. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF THE FUND.
 The proposed Reorganization, with the resulting change in the fiscal year end, will facilitate combining all Advisor non-international equity funds into one Prospectus, and permit mailing of the Annual Reports for these funds at the same time the Prospectus is mailed. This should result in cost savings to the funds. In addition, a combined Prospectus will enhance the discussion of the Fund by presenting it in the context of a full spectrum of domestic equity funds.
 The proposal to present the Plan of Reorganization to shareholders was approved by the Board of Trustees of Advisor VIII, including all of the Trustees who are not interested persons of FMR, on December 19, 1996. The Board of Trustees recommends that Fund shareholders vote FOR the approval of the Plan of Reorganization described below. Such a vote encompasses approval of the reorganization of the Fund to a separate series of the Trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page ); and authorization of Advisor VIII, as sole shareholder of the Series, to approve (i) a Management Contract for the Series between the Trust and FMR, (ii) the Sub-Advisory Agreements between FMR and FMR U.K. and FMR Far East, with respect to the Series and (iii) the Distribution and Service Plans for Class A shares, Class B shares, Class T shares and Institutional Class shares under Rule 12b-1, substantially
identical to the contracts or    p    lans, as the case may be, in effect
with the Fund or class immediately prior to the Closing Date (including as
the Management Contract   , Sub-Advisory Agreements     or the Distribution
and Service Plans may be modified pursuant to a vote of shareholders of the fund or class, as the case may be, as proposed in this Proxy Statement). If shareholders of the Fund do not approve the Plan of Reorganization, the Fund will continue to operate as a series of Advisor VIII.
 SUMMARY OF THE PLAN OF REORGANIZATION. The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is attached as Exhibit 9 to this Proxy Statement.
 On the Closing Date of the Reorganization, the Fund will transfer all of its assets to the Series, a series of shares of the Trust established for the purpose of effecting the Reorganization, in exchange for the assumption by the Series of all of the liabilities of the Fund and the issuance of shares of beneficial interest of the corresponding classes of the Series (Trust Series Shares) equal to the number of Fund shares outstanding on the Closing Date. Immediately thereafter, the Fund will distribute one Trust Series Share of the applicable class for each Fund share (the Fund Shares) held by the shareholder on the Closing Date to each Fund shareholder, in liquidation of such Fund Shares. Immediately after this distribution of the Trust Series Shares, the Fund will be terminated and, as soon as practicable thereafter, will be wound up and liquidated. UPON COMPLETION OF THE REORGANIZATION, EACH FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL TRUST SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER FUND SHARES.
 The Plan of Reorganization authorizes Advisor VIII as the then sole initial shareholder of the Series or class, as appropriate, to approve (i) a Management Contract with FMR for the Series (the New Management Contract), (ii) the Sub-Advisory Agreements between FMR and FMR U.K. and FMR Far East with respect to the Series (the New Sub-Advisory Agreements), and (iii) the Distribution and Service Plan for Class A shares, Class B shares, Class T shares and Institutional Class shares (the new Plans) under Rule 12b-1 with respect to the Series, identical to the contracts or plans, as the case may be, in effect with the Fund or class immediately prior to the Closing Date (including as the Management Contract, Sub-Advisory Agreements and the Distribution and Service Plans may be modified pursuant to a vote of shareholders of the Fund or class, as the case may be, as proposed in this Proxy Statement).
 The Trust's Board of Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests in writing to be retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The New Management Contract, the New Sub-Advisory Agreements, and the New Plans will take effect on the Closing Date. The New Management Contract, the New Sub-Advisory Agreements, and the New Plans will continue in force until July 31, 1998. Each agreement will continue in force thereafter from year to year so long as its continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Trust, FMR, FMR U.K. or FMR Far East ("Independent Trustees"), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of the Trustees or of a majority of the outstanding shares of the Series. The New Plans will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a meeting called for that purpose. The New Management Contract and the New Sub-Advisory Agreements will be terminable without penalty on sixty days' written notice either by the Trust or FMR U.K. or FMR Far East, as the case may be, and will
terminate automatically in the event of    their     assignment. The New
Plans will be terminable at any time without penalty by a vote of a majority of the Independent Trustees or a majority of the outstanding voting shares of the applicable class.
 Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of
business on    or about February 28, 1998     (the Closing Date). However,
the Reorganization may become effective at such    other     date as the
parties may agree in writing.
 The obligations of Advisor VIII and the Trust under the Plan of Reorganization are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Reorganization by Fund shareholders, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the Trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty, or agreement contained in the Plan of Reorganization to be performed at or prior to the Closing Date or (2) it reasonably appears that a party will not or cannot meet a condition of the Plan of Reorganization. Either trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of Fund shareholders.
 CONTINUATION OF FUND SHAREHOLDER ACCOUNTS. The Trust's transfer agent will establish an account for the Series' shareholders containing the appropriate number and denominations of Trust Series Shares to be received by each holder of Fund Shares under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Fund's transfer agent for the Fund's shareholders.
 EXPENSES. The Fund and the Series shall each be responsible for all of their respective expenses of the Reorganization, estimated at approximately
$   116,253     in the aggregate.
 TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of the Fund, which prohibit the Fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the Fund's ability to carry out the Reorganization. By approving the Plan of Reorganization, Fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
 TAX CONSEQUENCES OF THE REORGANIZATION. Each trust has received an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by the Fund, the Series, or the Fund's shareholders upon (1) the transfer of the Fund's assets in exchange solely for the Trust Series Shares and the assumption by the Trust on behalf of the Series of the Fund's liabilities or (2) the distribution of Trust Series Shares to the Fund's shareholders in liquidation of their Fund Shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Trust Series Shares to be received by each Fund shareholder will be the same as that of his or her Fund Shares immediately prior to the Reorganization; and (b) each Fund shareholder's holding period for his or her Trust Series Shares will include the Fund shareholder's holding period for his or her Fund Shares, provided that said Fund Shares were held as capital assets on the date of the exchange.
 CONCLUSION. The Board of Trustees has concluded that the proposed Plan of Reorganization to reorganize the Fund into a separate series of a Massachusetts business trust is in the best interest of the Fund's shareholders. The Trustees recommend that the Fund's shareholders vote FOR the approval of the Plan of Reorganization as described above. Such a vote encompasses approval of the reorganization of the Fund to a separate series of a Massachusetts business trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" above); authorization of Advisor VIII, as sole shareholder of the Series, to approve (i) a Management Contract for the Series between the Trust and FMR, (ii) Sub-Advisory Agreements for the Series between FMR and FMR U.K. and FMR Far East, and (iii) a Distribution and Service Plan for Class A shares, Class B shares, Class T shares and Institutional Class shares, substantially identical to the contract or plan, as the case may be, in effect with the Fund or class immediately prior to the Closing Date (including as the Management Contract,
Sub-Advisory Agreements    or D    istribution and Service Plans may be
modified pursuant to a vote of shareholders of the Fund as proposed in this Proxy Statement). If approved, the Plan of Reorganization will take effect on the Closing Date. If the Plan of Reorganization is not approved, the Fund will continue to operate as a fund of Advisor VIII.
15. TO APPROVE AN AGREEMENT AND PLAN PROVIDING FOR THE REORGANIZATION OF
STRATEGIC INCOME    FUND     FROM A SEPARATE SERIES OF ONE MASSACHUSETTS
BUSINESS TRUST TO ANOTHER.
 The Board of Trustees, including a majority of the Independent Trustees, has approved an Agreement and Plan of Reorganization (the Plan of Reorganization) in the form attached to this Proxy Statement as Exhibit 10. The Plan of Reorganization provides for a reorganization of Strategic Income Fund (the Fund) from a separate series of Fidelity Advisor Series VIII (Advisor VIII), a Massachusetts business trust, to a newly-established series of Fidelity Advisor Series II (the Trust), also a Massachusetts business trust (the Reorganization). THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF THE FUND.
 The investment objective, policies, and limitations of the Fund will not change except as approved by shareholders and as described in this Proxy Statement. A separate series of the Trust will carry on the business of the Fund following the Reorganization (the Series). The Series, which has not yet commenced business operations, will have an investment objective, policies, and limitations identical to those of the Fund. Since both Advisor VIII and the Trust are Massachusetts business trusts, organized under substantially similar Declarations of Trust, the rights of the security holders of the Fund under state law and the governing documents are expected to remain unchanged after the Reorganization (except with regard to shareholder voting rights as described below), nor will the Reorganization affect the operation of the Fund in a material manner. The same individuals serve as Trustees of both trusts, except that Robert M. Gates and William O. McCoy are currently Trustees of the Trust. Both trusts are authorized to issue an unlimited number of shares of beneficial interest, and each Declaration of Trust permits the Trustees to create one or more additional series or funds. Shareholder voting rights for the Fund are currently based on the number of shares owned (share-based voting) while shareholder voting rights for the Series will be based on total dollar interest in the Series (dollar-based voting). If Proposal 3 (see page ) is approved by the shareholders, however, shareholder voting rights in the Fund would also be dollar-based. While the potential difference between the shareholder voting rights would have no bearing on matters affecting only one fund in a trust (unless the fund had several classes of shares), on matters requiring trust-wide votes where all funds in a trust are required to vote (or where more than one class of a fund vote together), dollar-based voting provides shareholders voting power that is proportionate to their economic interest whereas share-based voting may provide shareholders who own shares with a lower net asset value than other funds in the trust with a disproportionate ability to affect the vote relative to shareholders of the other funds in the trust. Similarly, on matters affecting a fund as a whole, where each class of the fund is required to vote separately on an issue, shareholders who own shares of a class with a lower NAV than other classes in the fund would be giving the shareholders of the other classes more voting "power" than they currently have. On matters affecting only one class, only shareholders of that class vote on the issue. In this instance, all shareholders of the class would have the same voting rights, since the NAV is the same for all shares in a single class. After the Reorganization, the voting rights of Fund shareholders will change to reflect those of the Series (i.e., dollar-based) even if Proposal 3 has not been approved by shareholders of Advisor VIII. For more information regarding voting rights of shareholders of the Fund, refer to the section of the Fund's Statement of Additional Information called "Description of the Trust." The Trust's fiscal year end is October 31, which is different than that of Advisor VIII. The Trustees may change the fiscal year end of the Trust at their discretion in the future.
 FMR, the Fund's investment adviser, will be responsible for the investment management of the Series, subject to the supervision of the Board of Trustees, under a management contract identical to the contract in effect
between FMR and the Fund immediately prior to the Closing Date   ,
defined below   ,     (including as it may be modified pursuant to a vote
of shareholders of the fund as proposed in this Proxy Statement) (the Present Management Contract); similarly, FMR U.K., FMR Far East, FIIAL
   (    U.K.   )    , FIIA and FIJ, the Fund's sub-advisers, will have
primary responsibility for providing investment advice and research services outside the United States or investment management authority under Sub-Advisory Agreements substantially identical to the agreements in effect
between FMR U.K., FMR Far East, FIJ, FIIA, FIIAL    (    U.K.   )    , and
FMR immediately prior to the Closing Date (the Present Sub-Advisory
Agreements).
 The Fund's distribution agent, FDC, will distribute shares of the Series under a General Distribution Agreement identical to the contract in effect between FDC and the Fund immediately prior to the Closing Date.
 REASON FOR THE PROPOSED REORGANIZATION. The Fund is presently organized as a series of Advisor VIII, which has three series of shares or funds. The Board of Trustees unanimously recommends reorganization of the Fund to a separate series of the Trust (i.e., into the Series) which will succeed to the business of the Fund. Moving the Fund from Advisor VIII to the Trust will consolidate and streamline the production and mailing of certain financial reports and legal documents. THE PROPOSED CHANGE WILL HAVE NO MATERIAL EFFECT ON SHAREHOLDERS OR THE MANAGEMENT OF THE FUND.
 Strategic Income Fund is presently the only Advisor non-international taxable bond fund offered by FDC that is not a series of the Trust, and has a different fiscal year end from October 31. The proposed change would allow FMR to consolidate certain documents for the Advisor non-international taxable bond funds. In particular, a combined Prospectus will enhance the discussion of the Fund by presenting it in the context of a full spectrum of non-international taxable bond funds.
 The proposal to present the Plan of Reorganization to shareholders was approved by the Board of Trustees of Advisor VIII, including all of the Trustees who are not interested persons of FMR, on December 19, 1996. The Board of Trustees recommends that Fund shareholders vote FOR the approval of the Plan of Reorganization described below. Such a vote encompasses approval of the reorganization of the Fund to a separate series of the Trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" on page ); and authorization of Advisor VIII, as sole shareholder of the Series, to approve (i) a Management Contract for the Series between the Trust and FMR, (ii) the Sub-Advisory Agreements between
FMR and FMR U.K., FMR Far East, FIJ, FIIAL    (    U.K.   )     and FIIA
with respect to the Series and (iii) the Distribution and Service Plans for Class A shares, Class B shares, Class T shares and Institutional Class shares under Rule 12b-1, substantially identical to the contracts or plans, as the case may be, in effect with the Fund or class immediately prior to the Closing Date (including as the Management Contract may be modified pursuant to a vote of shareholders of the fund as proposed in this Proxy Statement). If shareholders of the Fund do not approve the Plan of Reorganization, the Fund will continue to operate as a series of Advisor VIII.
 SUMMARY OF THE PLAN OF REORGANIZATION. The following discussion summarizes the important terms of the Plan of Reorganization. This summary is qualified in its entirety by reference to the Plan of Reorganization itself, which is attached as Exhibit 10 to this Proxy Statement.
 On the Closing Date of the Reorganization, the Fund will transfer all of its assets to the Series, a series of shares of the Trust established for the purpose of effecting the Reorganization, in exchange for the assumption by the Series of all of the liabilities of the Fund and the issuance of shares of beneficial interest of the corresponding classes of the Series (Trust Series Shares) equal to the number of Fund shares outstanding on the Closing Date. Immediately thereafter, the Fund will distribute one Trust Series Share of the applicable class for each Fund share (the Fund Shares) held by the shareholder on the Closing Date to each Fund shareholder, in liquidation of such Fund Shares. Immediately after this distribution of the Trust Series Shares, the Fund will be terminated and, as soon as practicable thereafter, will be wound up and liquidated. UPON COMPLETION OF THE REORGANIZATION, EACH FUND SHAREHOLDER WILL BE THE OWNER OF FULL AND FRACTIONAL TRUST SERIES SHARES EQUAL IN NUMBER, DENOMINATION, AND AGGREGATE NET ASSET VALUE TO HIS OR HER FUND SHARES.
 The Plan of Reorganization authorizes Advisor VIII as the then sole initial shareholder of the Series or class to approve (i) a Management Contract with FMR for the Series (the New Management Contract), (ii) the Sub-Advisory Agreements between FMR and FMR U.K., FMR Far East, FIJ, FIIA
and FIIAL    (    U.K.   )     with respect to the Series (the New
Sub-Advisory Agreements), and (iii) the Distribution and Service Plan for Class A shares, Class B shares, Class T shares and Institutional Class shares (the new Plans) under Rule 12b-1 with respect to the Series, identical to the contracts or plans, as the case may be, in effect with the
Fund or class    immediately prior to the Closing Date     (including as
the Management Contract may be modified pursuant to a vote of shareholders of the Fund as proposed in this Proxy Statement).
 The Trust's Board of Trustees will hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument signed by at least two-thirds of the number of Trustees prior to removal; (c) any Trustee who requests in writing to be retired by written instrument signed by a majority of the other Trustees or who is unable to serve due to physical or mental incapacity by reason of disease or otherwise, death, or for any other reason, may be retired; and (d) a Trustee may be removed at any Special Meeting of the shareholders by a vote of two-thirds of the outstanding shares of the Trust. In case a vacancy shall for any reason exist, the remaining Trustees will fill such vacancy by appointing another Trustee, so long as, immediately after such appointment, at least two-thirds of the Trustees have been elected by shareholders. If, at any time, less than a majority of the Trustees holding office has been elected by shareholders, the Trustees then in office will promptly call a shareholders' meeting for the purpose of electing a Board of Trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees.
 The New Management Contract, the New Sub-Advisory Agreements, and the New Plans will take effect on the Closing Date. The New Management Contract, the New Sub-Advisory Agreements, and the New Plans will continue in force until June 30, 1998. Each agreement will continue in force thereafter from year to year so long as its continuance is approved at least annually (i) by the vote of a majority of the Trustees who are not "interested persons" of the Trust, FMR, FMR U.K., FMR Far East, FIJ, FIIA or FIIAL
   (    U.K.   )     ("Independent Trustees"), cast in person at a meeting
called for the purpose of voting on such approval, and (ii) by vote of a majority of the Trustees or a majority of the outstanding shares of the Series. The New Plans will continue in effect only if approved annually by a vote of the Trustees and of those Trustees who are not interested persons, cast in person at a meeting called for that purpose. The New Management Contract and the New Sub-Advisory Agreements will be terminable without penalty on sixty days' written notice either by the Trust or FMR
U.K., FMR Far East, FIJ, FIIAL    (    U.K.   )     or FIIA, as the case
may be, and will terminate automatically in the event of    their
assignment. The New Plans will be terminable at any time without penalty by a vote of a majority of the Independent Trustees or a majority of the outstanding voting shares of the applicable class.
 Assuming the Plan of Reorganization is approved, it is currently contemplated that the Reorganization will become effective at the close of
business on    or about February 28, 1998     (the Closing Date). However,
the Reorganization may become effective at such    other     date as the
parties may agree in writing.
 The obligations of Advisor VIII and the Trust under the Plan of Reorganization are subject to various conditions as stated therein. Notwithstanding the approval of the Plan of Reorganization by Fund shareholders, the Plan of Reorganization may be terminated or amended at any time prior to the Reorganization by action of the Trustees to provide against unforeseen events, if (1) there is a material breach by the other party of any representation, warranty, or agreement contained in the Plan of Reorganization to be performed at or prior to the Closing Date or (2) it reasonably appears that a party will not or cannot meet a condition of the Plan of Reorganization. Either trust may at any time waive compliance with any of the covenants and conditions contained in, or may amend, the Plan of Reorganization, provided that such waiver or amendment does not materially adversely affect the interests of Fund shareholders.
 CONTINUATION OF FUND SHAREHOLDER ACCOUNTS. The Trust's transfer agent will establish an account for the Series' shareholders containing the appropriate number and denominations of Trust Series Shares to be received by each holder of Fund Shares under the Plan of Reorganization. Such accounts will be identical in all material respects to the accounts currently maintained by the Fund's transfer agent for the Fund's shareholders.
 EXPENSES. The Fund and the Series shall each be responsible for all of their respective expenses of the Reorganization, estimated at approximately
$   33,470     in the aggregate.
 TEMPORARY WAIVER OF INVESTMENT RESTRICTIONS. Certain fundamental investment restrictions of the Fund, which prohibit the Fund from acquiring more than a stated percentage of ownership of another company, might be construed as restricting the Fund's ability to carry out the Reorganization. By approving the Plan of Reorganization, Fund shareholders will be agreeing to waive, only for the purpose of the Reorganization, those fundamental investment restrictions that could prohibit or otherwise impede the transaction.
 TAX CONSEQUENCES OF THE REORGANIZATION. Each trust has received an opinion from their counsel, Kirkpatrick & Lockhart LLP, that the Reorganization will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended. Accordingly, no gain or loss will be recognized for federal income tax purposes by the Fund, the Series, or the Fund's shareholders upon (1) the transfer of the Fund's assets in exchange solely for the Trust Series Shares and the assumption by the Trust on behalf of the Series of the Fund's liabilities or (2) the distribution of Trust Series Shares to the Fund's shareholders in liquidation of their Fund Shares. The opinion further provides, among other things, that (a) the basis for federal income tax purposes of the Trust Series Shares to be received by each Fund shareholder will be the same as that of his or her Fund Shares immediately prior to the Reorganization; and (b) each Fund shareholder's holding period for his or her Trust Series Shares will include the Fund shareholder's holding period for his or her Fund Shares, provided that said Fund Shares were held as capital assets on the date of the exchange.
 CONCLUSION. The Board of Trustees has concluded that the proposed Plan of Reorganization to reorganize the Fund into a separate series of a Massachusetts business trust is in the best interest of the Fund's shareholders. The Trustees recommend that the Fund's shareholders vote FOR the approval of the Plan of Reorganization as described above. Such a vote encompasses approval of the reorganization of the Fund to a separate series of a Massachusetts business trust; temporary waiver of certain investment limitations of the Fund to permit the Reorganization (see "Temporary Waiver of Investment Restrictions" above; authorization of the Advisor VIII, as sole shareholder of the Series, to approve (i) a Management Contract for the Series between the Trust and FMR, (ii) Sub-Advisory Agreements for the
Series between FMR, FMR U.K., and FMR Far East, FIJ, FIIA and FIIA   L
(    U.K.   )     and (iii) Distribution and Service Plans for Class A
shares, Class B shares, Class T shares and Institutional Class shares, identical to the contracts or plans, as the case may be, in effect with the Fund or class immediately prior to the Closing Date (including as the Management Contract may be modified pursuant to a vote of shareholders of the Fund as proposed in this Proxy Statement). If approved, the Plan of Reorganization will take effect on the Closing Date. If the Plan of Reorganization is not approved, the Fund will continue to operate as a fund of Advisor VIII.
16. TO AMEND STRATEGIC OPPORTUNITIES FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO PERMIT INCREASED INVESTMENT IN THE SECURITIES OF ANY SINGLE ISSUER.
 Strategic Opportunities Fund's current fundamental investment limitation concerning diversification is as follows:
    "The fund may not, purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities) if, as a result (a) more than 5% of its total assets would be invested in the securities of such issuers; or (b) such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held in the fund's portfolio."
 The Trustees recommend that shareholders of Strategic Opportunities Fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing diversification:
    "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 The proposed fundamental limitation concerning diversification is the limitation imposed by the 1940 Act for diversified investment companies. The amended fundamental limitation allows the fund, with respect to 25% of its total assets, to invest more than 5% of its total assets in the securities of each of one or more issuers and to hold more than 10% of the voting securities of any issuer. The fund will continue to be required to invest 75% of its total assets so that no more than 5% of total assets are invested in any one issuer, and so that the fund owns no more than 10% of the voting securities of any such issuer.
 The amended limitation would permit the fund, for example, to invest 25% of its assets in a single issuer's securities, or to invest 10% of its total assets in securities of one issuer and 15% in securities of another issuer. The proposal would give the fund greater investment flexibility by permitting it to acquire larger positions in the securities of individual issuers. FMR believes that this increased flexibility may provide opportunities to enhance the fund's performance. At the same time, investing a larger percentage of the fund's assets in a single issuer's securities increases the fund's exposure to credit and other risks associated with that issuer's financial condition and business operations, including the risk of default on debt securities. FMR may use the increased flexibility and will only invest more than 5% of the fund's total assets in an issuer's securities when it believes the securities' potential return justifies accepting the risks associated with the higher level of investment. Approval of this proposal may affect the way in which the fund
is managed with regard to investment of more than 5% of the fund   '    s
total assets in        a single issuer's securities; however, FMR does not
currently expect that approval of this proposal will materially affect the way the fund is managed with regard to the fund's holding more than 10% of the voting securities of an issuer.
 If the proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit Strategic Opportunities Fund and its shareholders. The Trustees recommend voting FOR the proposal. The amended fundamental diversification limitation, upon shareholder approval, will become
effective immediately. If Proposal 1   7     is also approved, the
fundamental diversification limitation will be further changed as discussed below. If the proposal is not approved by the shareholders of the fund, but
Proposal 1   7     is approved, the fund's fundamental diversification
limitation will be changed as discussed in Proposal 1   7    . If neither
this proposal nor Proposal 1   7     is approved, the fund's fundamental
diversification limitation will remain unchanged.
17. TO AMEND STRATEGIC OPPORTUNITIES FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING DIVERSIFICATION TO EXCLUDE SECURITIES OF OTHER INVESTMENT COMPANIES FROM THE LIMITATION.
 The Trustees recommend that the shareholders of Strategic Opportunities Fund amend the fund's fundamental investment limitation to exclude securities of other investment companies from the limitation. If Proposal 16 is adopted, this amendment would be effected by adding the underlined text below to the fundamental investment limitation recommended in Proposal 16:
    "The fund may not, with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities ((or securities of other investment companies))) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer."
 If Proposal 16 is not adopted, this amendment would be effected by adding the same underlined language to the fund's current fundamental investment limitation, so that the fundamental investment limitation would read as follows:
    "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed as to principal and interest by the government of the United States, its agencies or instrumentalities ((or securities of other investment companies))) if, as a result (a) more than 5% of its total assets would be invested in the securities of such issuers; or (b) such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held in the fund's portfolio."
 In either case, the exclusion recommended in this Proposal 17 would make one change to the fund's fundamental diversification limitation: it would permit the fund to invest without limit in the securities of other investment companies. Pursuant to an order of exemption granted by the SEC, the fund may invest up to 25% of total assets in non-publicly offered money market or short-term bond funds (the Central Funds) managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustee fees. FMR anticipates that the Central Funds will benefit the fund by enhancing the efficiency of cash management for the Fidelity funds and by providing increased short-term investment opportunities. If the proposal is approved, the Central Funds are expected to serve as a principal option for cash investment for most Fidelity funds.
 If this proposal is approved, the amended fundamental diversification limitation cannot be changed without the approval of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposed amendment will benefit the fund and its shareholders. If this proposal is approved by the shareholders, whether or not Proposal 16 is adopted, the fund's fundamental limitation with respect to diversification will be revised to exclude "securities of other investment companies" from the diversification limits. The amended fundamental diversification limitation, upon shareholder approval, would become effective immediately. If neither this proposal nor Proposal 16 is adopted, the fund's fundamental diversification limit will remain unchanged.
18. TO AMEND STRATEGIC OPPORTUNITIES FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING REAL ESTATE.
 Strategic Opportunities Fund's fundamental investment limitation concerning real estate currently states:
    "The fund may not purchase or sell real estate (but this shall not prevent the fund from investing in marketable securities issued by companies such as real estate investment trusts which deal in real estate or interests therein and participation interests in pools of real estate mortgage loans)."
 The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following fundamental investment limitation governing purchases and sales of real estate.
    "The fund may not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business)."
 The primary purpose of the proposed amendment is to clarify the types of securities in which the fund is authorized to invest and to conform the fund's fundamental real estate limitation to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" below.) If the proposal is approved, the new fundamental real estate limitation may not be changed without the approval of shareholders.
 Adoption of the proposed limitation concerning real estate is not expected to significantly affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, to the extent that the fund invests to a greater extent in real estate related securities, it will be subject to the risks of the real estate market. This industry is sensitive to factors such as changes in real estate values and property taxes, overbuilding, variations in rental income, and interest rates. Performance could also be affected by the structure, cash flow, and management skill of real estate companies.
 The fund does not expect to acquire real estate. However, the proposed limitation would clarify several points. First, the proposed limitation would make explicit that the fund may acquire a security or other instrument that is secured by a mortgage or other right to foreclose on real estate, in the event of a default. Second, the proposed limitation would clarify the fact that the fund may invest without limitation in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects (e.g., securities of issuers that develop various industrial, commercial, or residential real estate projects such as factories, office buildings, or apartments). Any investments in these securities or other instruments are, of course, subject to the fund's investment objective and policies and to other limitations regarding diversification and concentration in particular industries. Also, the proposed limitation specifically permits the fund to sell real estate acquired as a result of ownership of securities or other instruments. However, in light of the types of securities in which the fund regularly invests, FMR considers this to be a remote possibility. The proposed limitation covers all types of real estate-related investments, while the current limitation refers to "marketable" securities. Any unmarketable investments will continue to be limited to 10% of net assets by the fund's existing non-fundamental limitations.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the
shareholders   ,     the fund's current limitation will remain unchanged.
ADOPTION OF STANDARDIZED INVESTMENT LIMITATIONS
 The primary purpose of proposals 19 through 28 is to revise several of Strategic Opportunities Fund's investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. The Board of Trustees asked FMR to analyze the various fundamental and non-fundamental investment limitations of the Fidelity funds, and, where practical and appropriate to a fund's investment objective and policies, propose to shareholders adoption of standard fundamental limitations and elimination of certain other fundamental limitations. Generally, when fundamental limitations are eliminated, Fidelity's standard non-fundamental limitations replace them. By making these limitations non-fundamental, the Board of Trustees may amend a limitation as they deem appropriate, without seeking shareholder approval. The Board of Trustees would amend the limitations to respond, for instance, to developments in the marketplace or changes in federal or state law. The costs of shareholder meetings called for these purposes are generally borne by a fund and its shareholders.
 It is not anticipated that these proposals will substantially affect the way the fund is currently managed. However, FMR is presenting them to you for your approval because FMR believes that increased standardization will help to promote operational efficiencies and facilitate monitoring of compliance with fundamental and non-fundamental investment limitations. Although adoption of a new or revised limitation is not likely to have any impact on the current investment techniques employed by the fund, it will contribute to the overall objectives of standardization.
19. TO AMEND STRATEGIC OPPORTUNITIES FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES.
 Strategic Opportunities Fund's current fundamental investment limitation regarding the issuance of senior securities states:
    "The fund may not issue senior securities (except to the extent that issuance of one or more classes of shares of the fund in accordance with an order issued by the Securities and Exchange Commission may be deemed to constitute issuance of a senior security)."
 The Trustees recommend that shareholders vote to replace this limitation with the following fundamental investment limitation governing the issuance of senior securities:
    "The fund may not issue senior securities, except as permitted under the Investment Company Act of 1940."
 The primary purpose of the proposal is to revise the fund's fundamental senior securities limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental senior securities limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed limitation on senior securities is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposed limitation clarifies that the fund may issue senior securities to the extent permitted under the 1940 Act.
 Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, mutual funds are permitted to engage in certain types of transactions that might be considered "senior securities" as long as certain conditions are satisfied. For example, a transaction which obligates a fund to pay money at a future date (e.g., the purchase of securities for settlement on a date that is further away than the normal settlement period) may be considered a "senior security." A mutual fund, however, is permitted to enter into this type of transaction only if it maintains a segregated account containing liquid securities in an amount equal to its obligation to pay cash for the securities at a future date. The fund utilizes transactions that may be considered "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit Strategic Opportunities Fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
20. TO ELIMINATE STRATEGIC OPPORTUNITIES FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING SHORT SALES OF SECURITIES.
 Strategic Opportunities Fund's current fundamental investment limitation on selling securities short is as follows:
    "The fund may not make short sales of securities, (unless it owns, or by virtue of its ownership of other securities has the right to obtain, at no additional cost, securities equivalent in kind and amount to the securities sold); provided, however, that the fund may enter into forward foreign currency exchange transactions; and further provided that the fund may purchase or sell futures contracts."
 The Trustees recommend that shareholders of the fund vote to eliminate the above fundamental investment limitation. If the proposal is approved by shareholders, the Trustees intend to adopt a non-fundamental limitation that could be changed without a vote of shareholders. The proposed non-fundamental limitation is set forth below, with a brief analysis of the substantive differences between it and the current limitation.
    "The fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short."
 In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds.
 The proposed non-fundamental limitation would clarify that transactions in options are not deemed to constitute selling securities short. The fund's current limitation permits it to engage in short sales "against the box," but only if the transaction does not incur any additional costs. The new non-fundamental limitation does not impose this restriction.
 The fund does not currently anticipate entering into any short sales other than short sales against the box. If the proposal is approved, however, the Board of Trustees would be able to change the proposed non-fundamental limitation in the future, without a vote of shareholders subject to appropriate disclosure to investors.
 Elimination of the fund's fundamental limitation on short selling is unlikely to affect the fund's investment techniques at this time. The Board of Trustees believes that efforts to standardize the fund's investment limitation will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interests of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit Strategic Opportunities Fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the non-fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
21. TO ELIMINATE STRATEGIC OPPORTUNITIES FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING MARGIN PURCHASES.
 Strategic Opportunities Fund's current fundamental investment limitation concerning purchasing securities on margin is as follows:
    "The fund may not purchase securities or other property on margin, (except for such short-term credits as are necessary for the clearance of transactions); provided, however, that the fund may make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts."
 The Trustees recommend that shareholders of the fund vote to eliminate the above fundamental investment limitation. If the proposal is approved, the Trustees intend to adopt a substantially identical non-fundamental limitation for the fund that could be changed without the approval of shareholders.
 Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The fund's current fundamental limitation prohibits the fund from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of transactions and for initial and variation margin payments made in connection with the purchase and sale of futures contracts and options on futures contracts. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases by applicable SEC policies. The proposed non-fundamental limitation includes these exceptions.
 If the proposal is approved by shareholders, the Trustees intend to adopt the following non-fundamental investment limitation, which would prohibit margin purchases except as permitted under the conditions referred to above:
    "The fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin."
 Although elimination of    the     fundamental limitation on margin
purchases is unlikely to affect the fund's investment techniques at this time, in the event of a change in federal regulatory requirements, the fund may alter its investment practices in the future. The Board of Trustees believes that efforts to standardize investment limitations will facilitate FMR's investment compliance efforts (see "Adoption of Standardized Investment Limitations" on page ) and are in the best interests of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit Strategic Opportunities Fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the new non-fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
22. TO AMEND STRATEGIC OPPORTUNITIES FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING BORROWING.
 Strategic Opportunities Fund's current fundamental investment limitation concerning borrowing states:
    "The fund may not borrow money except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of the fund's total assets (including the amount borrowed) less liabilities (not including borrowings). Any borrowings that come to exceed 33 1/3% of the fund's total assets by reason of a decline in net assets, will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The fund will not purchase securities for investment while borrowings equaling 5% or more of its total assets are outstanding."
 The Trustees recommend that shareholders of the fund vote to replace the fund's current fundamental investment limitation with the following amended fundamental investment limitation governing borrowing:
    "The fund may not borrow money, except that the fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation."
 The primary purpose of the proposal is to revise the fund's fundamental borrowing limitation to conform to a limitation that is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the amended fundamental borrowing limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed fundamental limitation concerning borrowing is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. However, the proposed limitation would clarify one point. Under the proposed limitation, the fund must reduce borrowings that come to exceed 33 1/3% of its total assets for any reason, while under the current limitation, the fund must reduce borrowings that come to exceed 33 1/3% of total assets only when there is a decline in net assets.
 If the amended limitation is approved, the Trustees will also adopt the following non-fundamental limitation for the fund which contains one policy currently in the fundamental limitation, and adds an additional policy.
    "The fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation [number of fundamental limitation on borrowing]. The fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. The fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets."
 The proposed non-fundamental limit would state the fund's policy of not purchasing a security while borrowings representing more than 5% of total assets are outstanding. It would also add that reverse repurchase agreements would be considered as borrowings for purposes of the fundamental limitation on borrowing. In a reverse repurchase agreement, a fund sells a security to another party in return for cash and agrees to repurchase that security at a particular price and time. Inclusion of the specific reference in the non-fundamental limitation to reverse repurchase agreements is not expected to change the way the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests. If the proposal is approved, the statement in the fund's present fundamental limitation that "the fund will not purchase securities for investment while borrowings equaling 5% or more of its total assets are outstanding" will be eliminated, but will be reflected in the new non-fundamental limitation as referenced above. Non-fundamental limits can be changed by the Board of Trustees without the approval of shareholders.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit Strategic Opportunities Fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
23. TO AMEND STRATEGIC OPPORTUNITIES FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING UNDERWRITING.
 Strategic Opportunities Fund's current fundamental investment limitation concerning underwriting states:
    "The fund may not underwrite any issue of securities (except to the extent that the fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in the disposition of "restricted securities")."
 The Trustees recommend that shareholders of the fund vote to replace this limitation with the following fundamental limitation governing underwriting:
    "The fund may not underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities."
 The primary purpose of the proposed amendment is to conform the fund's fundamental fundamental investment limitation concerning underwriting to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new limitation may not be changed without the approval of shareholders.
 Adoption of the proposed limitation concerning underwriting is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the securities or instruments in which the fund invests.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
24. TO AMEND STRATEGIC OPPORTUNITIES FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING THE CONCENTRATION OF ITS INVESTMENTS IN A SINGLE INDUSTRY.
 Strategic Opportunities Fund's current fundamental investment limitation concerning the concentration of its investments within a single industry states:
    "The fund may not purchase the securities of any issuer (other than obligations issued or guaranteed by the government of the United States, its agencies or instrumentalities) if, as a result thereof, more than 25% of the fund's total assets would be invested in the securities of one or more issuers having their principal business activities in the same industry."
 The Trustees recommend that shareholders of the fund vote to replace this fundamental investment limitation with the following amended fundamental investment limitation governing concentration:
    "The fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry."
 The primary purpose of the proposal is to revise the fund's fundamental concentration limitation to conform to a limitation which is expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment Limitations" on page .) If the proposal is approved, the new fundamental concentration limitation could not be changed without the approval of shareholders.
 The proposed amended limitation on concentration would be based on the fund's investment in securities of "companies," rather than `issuers," having their principal business activities in the same industry. Because the term "issuers" may be interpreted more broadly in various contexts than the term "companies", the proposed limitation could be construed to permit the fund to invest in certain securities, such as asset-backed pass-through securities, to a greater degree than the current limitation. To this extent, the proposed limitation could provide the fund with greater investment flexibility.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
25. TO AMEND STRATEGIC OPPORTUNITIES FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING LENDING.
 Strategic Opportunities Fund's current fundamental investment limitation concerning lending is as follows:
    "The fund may not lend any security or make any other loan if as a result, more than 33 1/3% of the fund's total assets would be lent to other parties except (i) through the purchase of a portion of an issue of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities."
 The Trustees recommend that the shareholders of the fund vote to replace the fund's limitation with the following amended fundamental investment limitation governing lending:
    "The fund may not lend any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements."
 The primary purpose of this proposal is to revise the fund's fundamental lending limitation to conform to a limitation expected to become standard for all funds managed by FMR. (See "Adoption of Standardized Investment
Limitations" on page    .    ) If the proposal is approved, the new
fundamental lending limitation cannot be changed without the approval of shareholders.
 Adoption of the proposed limitation on lending is not expected to affect the way in which the fund is managed, the investment performance of the fund, or the instruments in which the fund invests. However, the proposed limitation would clarify two points. First, the proposed limitation provides specific authority for the fund to acquire the entire portion of an issue of debt securities. Ordinarily, if a fund purchases an entire issue of debt securities, there may be greater risks of illiquidity and unavailability of public information if the issuer has no other issue of securities outstanding, and it may be more difficult to obtain pricing information to be used in establishing a fund's daily share price. Second, the proposed amendment eliminates the reference to "portfolio securities" in the exception for repurchase agreements.
 CONCLUSION. The Board of Trustees has concluded that the proposal will benefit the fund and its shareholders. The Trustees recommend voting FOR the proposal. Upon shareholder approval, the amended fundamental limitation will become effective immediately. If the proposal is not approved by the shareholders of the fund, the fund's current limitation will remain unchanged.
26. TO ELIMINATE STRATEGIC OPPORTUNITIES FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENT IN OTHER INVESTMENT COMPANIES.
 Strategic Opportunities Fund's current fundamental investment limitation concerning investment in other investment companies states:
    "The fund may not purchase securities of other investment companies (except in the open market where no commission other than the ordinary broker's commission is paid, or as part of a merger or consolidation, and in no event may investments in such securities exceed 10% of the value of total assets of the fund). The fund may not purchase or retain securities issued by other open-end investment companies."
 The Trustees recommend that shareholders of the fund vote to eliminate the above fundamental limitation.
    The ability of mutual funds to invest in other investment companies is restricted by the 1940 Act, and, until recently, by some state regulations. The fund's fundamental restriction incorporates some of the 1940 Act restrictions and the state regulations. The federal 1940 Act restrictions will remain applicable to the fund whether or not they are recited in a fundamental limitation. Because the state regulations are no longer applicable and federal requirements apply whether or not the fund has a fundamental policy, shareholder approval is sought to eliminate this fundamental limitation. Elimination of the limitation would permit the fund to purchase the securities of other investment companies to the extent permitted under the 1940 Act, or an exemption granted by the SEC. Under the 1940 Act, a fund may purchase the securities of other investment companies if immediately thereafter not more than (i) 3% of the total outstanding voting stock of such company is owned by the fund, (ii) 5% of the fund's total assets, taken at market value, would be invested in any one such company, or (iii) 10% of the fund's total assets, taken at market value, would be invested in such securities. In addition, a fund may not acquire shares of a closed-end investment company if, immediately thereafter, the fund, together with other investment companies having the same investment adviser and companies controlled by such companies, would own more than 10% of the total outstanding stock of such closed-end investment company. Under certain conditions, investment in the securities of an investment company that is part of the same group of investment companies is not subject to the foregoing limits.
 If the proposal is approved, the fund would also be able to enhance its cash management by investing in the Central Funds. As discussed above (see Proposal 17), pursuant to an order of exemption granted by the SEC, the fund may invest up to 25% of total assets in the Central Funds, which are non-publicly offered money market or short-term bond funds managed by FMR or an affiliate of FMR. The Central Funds do not currently pay investment advisory, management, or transfer agent fees, but do pay minimal fees for services, such as custodian, auditor, and Independent Trustee fees. FMR anticipates that the Central Funds will benefit the fund by enhancing the efficiency of cash management for the Fidelity funds and by providing increased short-term investment opportunities. Furthermore, adoption of the proposal would allow the fund to change its policies with respect to the purchase of securities of other investment companies, if federal requirements change, without the cost of a shareholder vote. In addition, the Board of Trustees believes that efforts to standardize the fund's investment limitations will facilitate FMR's investment compliance efforts. (See "Adoption of Standardized Investment Limitations" on page .) Elimination of the fundamental restriction is not expected to have an impact on the fund's current investment practices, except with respect to cash management as discussed above.
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate the fund's fundamental investment limitation regarding investments in other investment companies. If approved, the proposal would take effect immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
27. TO ELIMINATE STRATEGIC OPPORTUNITIES FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENT IN OIL, GAS, AND OTHER MINERAL EXPLORATION PROGRAMS.
 Currently, Strategic Opportunities Fund maintains a fundamental investment limitation specifying that the fund may not "invest in oil, gas or other mineral exploration or development programs." Investment in oil, gas, or
other mineral exploration programs is    not prohibited     under federal
standards for mutual funds but was prohibited by some state regulations.
Because these state law restrictions    are no longer applicable    , the
Trustees recommend that shareholders of the fund vote to eliminate the above fundamental investment limitation.
    Investments in companies involved in oil, gas and other mineral exploration programs may be more volatile than investment in other securities, because they are subject to risks occasioned by changes in the price, demand for and supply of fuels and minerals. Demand and supplies may fluctuate significantly over short periods of time due to a variety of factors, such as domestic and foreign political and regulatory developments, exploration and production spending, energy conservation efforts and the development and implementation of new forms or sources of such commodities. Elimination of the fundamental limitation will not change the fund's fundamental investment objective or requirements, but would give the fund investment flexibility to choose such investments, to the extent consistent with its investment objective and other investment policies, without seeking additional shareholder approval. It is not currently expected, however, that elimination of the fundamental restriction will have a material impact on the fund's investment practices. In addition, the Board of Trustees believes that efforts to standardize the fund's investment limitation will facilitate FMR's compliance efforts. (See "Adoption of Standardized Investment Limitations" on page .)
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate the fund's fundamental investment limitation concerning investment in oil, gas and other mineral exploration programs. If approved, the proposal will take effect immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
28. TO ELIMINATE STRATEGIC OPPORTUNITIES FUND'S FUNDAMENTAL INVESTMENT LIMITATION CONCERNING INVESTMENT IN SECURITIES OF NEWLY-FORMED ISSUERS.
 Strategic Opportunities Fund's current fundamental limitation regarding investment in securities of newly-formed issuers states:
 "The fund may not invest more than 5% of the fund's total assets (taken at market value) in the securities of companies which, including predecessors, have a record of less than three years' continuous operation."
    The Trustees recommend that shareholders vote to eliminate the fund's fundamental investment limitation referenced above. Newly-formed issuers or "unseasoned issuers" are issuers with less than three years' continuous operation. The purpose of the fundamental limitation on investments in unseasoned issuers was to comply with state laws. Because newly-formed companies have no proven track record in business, their prospects may be uncertain. Their securities may fluctuate in price more widely than the securities of established companies. The Board of Trustees has concluded that the proposed elimination would benefit the fund by providing more investment flexibility. Elimination of the restriction will give the fund the ability to invest in newly-formed or unseasoned issuers. FMR may use this ability; however, any such investment in newly-formed or unseasoned issuers will be undertaken in accordance with FMR's normal procedures, and only if such securities otherwise meet the investment objective, policies and limits of the fund. In addition, the Board of Trustees believes that efforts to standardize the fund's investment limitations will facilitate FMR's compliance efforts. (See "Adoption of Standardized Investment Limitations" on page .)
 CONCLUSION. The Board of Trustees recommends voting FOR the proposal to eliminate the fund's fundamental investment limitation regarding investments in securities of newly-formed issuers. If approved, the proposal will take effect immediately. If the proposal is not approved, the fund's current limitation will remain unchanged.
OTHER BUSINESS
 The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons therein designated.
ACTIVITIES AND MANAGEMENT OF FMR
 FMR, a corporation organized in 1946, serves as investment adviser to a number of investment companies. Information concerning the advisory fees, net assets, and total expenses of funds with investment objectives similar to Strategic Opportunities Fund, Emerging Markets Income Fund and Strategic Income Fund and advised by FMR is contained in the Table of Average Net Assets and Expense Ratios in Exhibit 11 beginning on page .
 FMR, its officers and directors, its affiliated companies, and the Trustees, from time to time have transactions with various banks, including the custodian banks for certain of the funds advised by FMR. Those transactions that have occurred to date have included mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
 The Directors of FMR are Edward C. Johnson 3d, Chairman of the Board; J. Gary Burkhead, President; and Peter S. Lynch, Vice Chairman. Each of the Directors is also a Trustee of the trust. Messrs. Johnson 3d, Burkhead, John H. Costello, Arthur S. Loring, Robert H. Morrison, Kenneth A.
Rathgeber,        Leonard M. Rush, William J. Hayes, Robert A. Lawrence,
and Harris Leviton are currently officers of the trust and officers or
employees of FMR or FMR Corp. With the exception of Mr. Costello    and
    Mr. Rush, all of these persons hold or have options to acquire stock of
FMR Corp.        The principal business address of each of the Directors of
FMR is 82 Devonshire Street, Boston, Massachusetts 02109.
 All of the stock of FMR is owned by its parent company, FMR Corp., 82 Devonshire Street, Boston, Massachusetts 02109, which was organized on October 31, 1972. Members of Mr. Edward C. Johnson 3d's family are the predominant owners of a class of shares of common stock, representing approximately 49% of the voting power of FMR Corp., and, therefore, under the 1940 Act may be deemed to form a controlling group with respect to FMR Corp.
 During the period    January 1    , 1996 through    March     1997, no
transactions were entered into by Trustees and nominees as Trustee of the trust involving more than 1% of the voting common, non-voting common and equivalent stock, or preferred stock of FMR Corp.
ACTIVITIES AND MANAGEMENT OF FMR U.K. AND FMR FAR EAST
 FMR U.K. and FMR Far East are wholly        owned subsidiaries of FMR
formed in 1986 to provide research and investment advice with respect to companies based outside the United States for certain funds for which FMR acts as investment adviser. FMR may also grant the sub-advisers investment management authority as well as authority to buy and sell securities for certain of the funds for which it acts as investment adviser, if FMR believes it would be beneficial to a fund.
 Funds with investment objectives similar to Strategic Opportunities Fund managed by FMR with respect to which FMR currently has sub-advisory agreements with either FMR U.K. or FMR Far East or both, and the net assets of each of these funds, are indicated in the Table of Average Net Assets
and Expense Ratios in Exhibit         beginning on page        .
 The Directors of FMR U.K. and FMR Far East are Edward C. Johnson 3d, Chairman, and J. Gary Burkhead, President. Mr. Johnson 3d also is President and a Trustee of the trust and other funds advised by FMR; Chairman and a Director of FMR Texas; Chairman, Chief Executive Officer, President, and a Director of FMR Corp., Chairman of the Board and of the Executive Committee of FMR, and a Director of FMR. In addition, Mr. Burkhead is Senior Vice President and a Trustee of the trust and of other funds advised by FMR; a Director of FMR Corp.; President and Director of FMR; and President and Director of FMR Texas. Each of the Directors is a stockholder of FMR Corp. The principal business address of the Directors is 82 Devonshire Street, Boston, Massachusetts 02109.
PRESENT MANAGEMENT CONTRACT
 Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of each fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for servicing each fund's investments, compensates all officers of each fund and all Trustees who are "interested persons" of the trust or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
 In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting shareholder relations; maintaining each fund's records and the registration of each fund's shares under federal and state laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. Services provided by affiliates of FMR will continue under the proposed management contracts described in proposals 7, 8 and 9.
 In addition to the management fee payable to FMR, each fund (except for Strategic Opportunities Fund, with respect to Initial Class shares) pays transfer agent fees to Fidelity Investments Institutional Operations Company ("FIIOC") for Class A, Class B, Class T, and Institutional Class, and price and bookkeeping fees to FSC, affiliates of FMR. Until January 1, 1997, such fees were paid to State Street Bank and Trust Company ("State Street") for Class T shares. Although each fund's current management contract provides that each fund will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices and
reports to shareholders, the trust, on behalf of each fund   ,     has
entered into a revised transfer agent agreement with FIIOC, pursuant to which FIIOC bears the costs of providing these services to existing shareholders of the applicable classes. Other expenses paid by each fund include interest, taxes, brokerage commissions, and each fund's proportionate share of insurance premiums and Investment Company Institute dues. Each fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which each fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.
 Transfer agent fees and pricing and bookkeeping fees, including reimbursement for out-of-pocket expenses, paid to FIIOC and State Street, and FSC by the funds for fiscal 1996 were as follows:
                          FEES PAID TO:

Fund                      FIIOC           State Street   FSC

Strategic Opportunities   $ 304,283       $ 1,345,676    $ 423,966

Emerging Markets Income   $ 45,170        $ 149,939      $  62,296

Strategic Income          $ 66,792        $  161,684     $  60,655

 Each fund also has a distribution agreement with FDC, a Massachusetts corporation organized on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the NASD. Each distribution agreement calls for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of the fund, which are continuously offered. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR. Sales charge revenue paid to, and retained by, FDC for the funds during
fiscal 1996 w   as     as follows:
Fund   Paid to FDC   Retained by FDC

                          Class T     Class A    Class T     Class A

Strategic Opportunities   $ 909,434   $ 15,662   $ 145,926   $ 2,958

Emerging Markets Income     270,379     9,186      42,424      1,098

Strategic Income            558,381     13,287     94,606      1,628

 FDC collected deferred sales charge revenue on Class B shares during fiscal 1996 of $243,510 for Strategic Opportunities Fund, $46,800 for Emerging Markets Income Fund, and $56,783 for Strategic income Fund. When
shares subject to a deferred sales charge are sold, FDC pay   s
commissions from its own resources to dealers through which the sales are made. In addition, FDC received from each fund and retained fees pursuant to Distribution and Service Plans under Rule 12b-1 in fiscal 1996 as follows:
Fund   Paid to FDC   Retained by FDC

Strategic Opportunities   $ 3,997,788   $ 744,3   3    6

Emerging Markets Income   $ 255,995     $    85,051

Strategic Income          $ 459,507     $ 197,706

 FMR is Strategic Opportunities    Fund's    , Emerging Markets Income
Fund's     and Strategic Income    Fund's     manager pursuant to
management contracts dated November 29, 1990, January 20, 1994 and September 16, 1994, respectively. The management contract for Strategic Opportunities Fund was most recently approved by that fund's shareholders on September 19, 1990, at which time a proposed reduction in the Group Fee rate was approved. The management contracts for Emerging Markets Income Fund and Strategic Income Fund were approved by FMR, then sole shareholder of each fund, on February 10, 1994 and October 14, 1994, respectively.
 COMPUTING THE BASIC FEE. Each fund's basic fee rate is composed of two elements: a group fee rate and an individual fund fee rate.
 The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
 STRATEGIC INCOME. The following    group     fee schedule is    contained
in the current management contract     for Strategic Income Fund:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average   Annualized   Group    Effective
Group     Rate         Net      Annual
Assets                 Assets   Fee Rate

$0     -     3 billion   .3700%    $ 0.5 billion   .3700%

 3     -     6           .3400     25              .2664

 6     -     9           .3100     50              .2188

 9     -     12          .2800     75              .1986

 12    -     15          .2500     100             .1869

 15    -     18          .2200     125             .1793

 18    -     21          .2000     150             .1736

 21    -     24          .1900     175             .1690

 24    -     30          .1800     200             .1652

 30    -     36          .1750     225             .1618

 36    -     42          .1700     250             .1587

 42    -     48          .1650     275             .1560

 48    -     66          .1600     300             .1536

 66    -     84          .1550     325             .1514

 84    -     120         .1500     350             .149   4

120    -     156         .1450     400             .1459

156    -     192         .1400

192    -     228         .1350

228    -     264         .1300

264    -     300         .1275

300    -     336         .1250

336    -     372         .1225

Over         372         .1200

 The following    group     fee schedule is    contained in the current
management contract     for Emerging Markets Income Fund:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average                  Group    Effective
Group      Annualized    Net      Annual
 Assets    Rate          Assets      Fee     Rate

$0     -     3 billion   .3700%       $     0.5 billion   .3700%

 3     -     6           .3400     25                     .2664

 6     -     9           .3100     50                     .2188

 9     -     12          .2800     75                     .1986

 12    -     15          .2500     100                    .1869

 15    -     18          .2200     125                    .1793

 18    -     21          .2000     150                    .1736

 21    -     24          .1900     175                    .1695

 24    -     30          .1800     200                    .1658

 30    -     36          .1750     225                    .1629

 36    -     42          .1700     250                    .1604

 42    -     48          .1650     275                    .1583

 48    -     66          .1600     300                    .1565

 66    -     84          .1550     325                    .1548

 84    -     120         .1500     350                    .1533

120    -     174         .1450     400                    .1507

174    -     228         .1400

228    -     282         .1375

282    -     336         .1350

Over         336         .1325

 On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule for Emerging Markets Income Fund, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below, pending shareholder approval of a new management contract reflecting the revised schedule. The revised group fee rate schedule provides for lower management fee rates as FMR's assets under management increase. The revised group fee rate schedule was identical to the above schedule for average group assets under $156 billion.
 On January 1, 1996, FMR voluntarily added new breakpoints (revised, in the case of Emerging Markets Income Fund) to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate

$120   -     156 billion   .1450%    $150. billion   .1736%

156    -     192           .1400     175             .1690

192    -     228           .1350     200             .1652

228    -     264           .1300     225             .1618

264    -     300           .1275     250             .1587

300    -     336           .1250     275             .1560

336    -     372           .1225     300             .1536

372    -     408           .1200     325             .1514

408    -     444           .1175     350             .1494

444    -     480           .1150     375             .1476

480    -     516           .1125     400             .1459

Over         516           .1100     425             .1443

                                     450             .1427

                                     475             .1413

                                     500             .1399

                                     525             .1385

                                     550             .1372

 STRATEGIC OPPORTUNITIES.    The following group fee schedule is contained
in the current management contract for Strategic Opportunities Fund:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES


Average Group                          Annualized     Group Net       Effective Annual
Assets                                 Rate           Assets
                                                                      Fee Rate

$0              -         3 billion    .5200%          $0.5 billion   .5200%

3               -         6            .4900           25             .4238

6               -         9            .4600           50             .3823

9               -         12           .4300           75             .3626

12              -         15           .4000            100           .3512

15              -         18           .3850            125           .3430

18              -         21           .3700            150              .3375

21              -         24           .3600            175              .3336

24              -         30           .3500            200              .3306

30              -         36           .3450            225              .3283

36              -         42           .3400            250              .3265

42              -         48           .3350            275              .3250

48              -         66           .3250            300              .3238

66              -         84           .3200            325              .3227

84              -         102          .3150            350              .3218

Over                         102       .   3100           375            .3210

                                                          400            .3203

                                                          425            .3197

                                                          450            .3192

                                                          475            .3187

                                                          500            .3183

                                                          525            .3179

                                                          550            .3175




 The group fee rate breakpoints shown    below     for average group assets
in excess of $138 billion and under $228 billion were voluntarily adopted
by FMR on January 1, 1992. The additional breakpoints shown    below
for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
   GROUP FEE RATE SCHEDULE
Average Group
                      Annualized

   Assets                              Rate

   102           -          138           .3100

   138           -          174           .3050

   174           -          228           .3000

   228           -          282           .2950

   282           -          336           .2900

   Over                     336           .2850

 On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $426 billion as shown in the schedule below, pending shareholder approval of a new management contract reflecting the revised schedule. The revised group fee rate schedule provides for lower management fees as FMR's assets under management increase. The revised group fee rate schedule was identical to the above schedule for average group assets under $210 billion.
 On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $426 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $210 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES


Average Group                       Annualized   Group Net        Effective Annual
Assets                              Rate         Assets           Fee Rate

$174            -     210 billion   .3000%        $150. billion   .3371%

210             -     246           .2950         175             .3325

246             -     282           .2900         200             .3284

282             -     318           .2850         225             .3249

318             -     354           .2800         250             .3219

354             -     390           .2750         275             .3190

390             -     426           .2700         300             .3163

426             -     462           .2650         325             .3137

462             -     498           .2600         350             .3113

498             -     534           .2550         375             .3090

Over                  534           .2500         400             .3067

                                                  425             .3046

                                                  450             .3024

                                                  475             .3003

                                                  500             .2982

                                                  525             .2962

                                                  550             .2942


 The group fee rate is calculated on a cumulative basis pursuant to the
graduated fee rate schedule   s     shown    above     on the left    for
each fund    . The schedule   s above     on the right    for each fund
show        the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $453 billion of group
net assets - the approximate level for December 1996 - was    0    .3021%
for equity funds and    0    .1425% for fixed-income funds, which is the
weighted average of the respective fee rates for each level of group net assets up to $453 billion.
 The individual fund fee rates for each fund are set forth below. Based on the average group net assets of the funds advised by FMR for December 1996, the annual basic fee rate would be calculated as follows:
                          Group Fee          Individual Fund         Manageme
                          Rate               Fee Rate                nt/Basic
                                                                     Fee Rate

Strategic Opportunities   .3021%       +     0.30%             =     .6021%

Emerging Markets Income   .1425%       +      0.55%            =     .6925%

Strategic Income          .1425%       +     0.45%             =     .5925%

 One-twelfth of this annual basic fee or management fee rate, as applicable, is applied to each fund's net assets averaged for the month, giving a dollar amount, which is the fee for that month.
 COMPUTING THE PERFORMANCE ADJUSTMENT. The basic fee for Strategic
Opportunities    Fund     is subject to upward or downward adjustment,
depending upon whether, and to what extent, the fund's investment performance for the performance period exceeds, or is exceeded by, the record of the S&P 500 (the Index) over the same period. The performance period consists of the current month plus the previous 35 months. Each percentage point of difference, calculated to the nearest 1.0% (up to a maximum difference of +/-10.00 ) is multiplied by a performance adjustment rate of 0.02%. Thus, the maximum annualized adjustment rate is +/-0.20%. The fund is comprised of five classes of shares: Initial shares, Class A shares, Class B shares, Class T shares and Institutional shares. Investment
performance    is     measured separately for each class, and the least of
the five results obtained    is currently     used in calculating the
performance adjustment to the management fee paid by the fund. This performance comparison is made at the end of each month. One twelfth (1/12) of this rate is then applied to the fund's average net assets for the entire performance period, giving a dollar amount which will be added to (or subtracted from) the basic fee.
 The fund's performance is calculated based on change in net asset value. For purposes of calculating the performance adjustment, any dividends or capital gain distributions paid by the fund are treated as if reinvested in fund shares at the net asset value as of the record date for payment. The record of the Index is based on change in value and is adjusted for any cash distributions from the companies whose securities compose the Index.
 Because the adjustment to the basic fee is based on Strategic Opportunities Fund's performance compared to the investment record of the Index, the controlling factor is not whether the fund's performance is up or down per se, but whether it is up or down more or less than the record of the Index. Moreover, the comparative investment performance of Strategic Opportunities Fund is based solely on the relevant performance period without regard to the cumulative performance over a longer or shorter period of time.
 During fiscal 1996 for its services as investment adviser to the funds, FMR received fees (including the amount of any performance adjustment
and including the group fee breakpoints voluntarily adopted by FMR    ) as
follows:
Fund                      Managemen     Performanc    Management Fee
                          t             e             as a Percentage
                          Fee           Adjustment    of
                                                      Average Net
                                                      Assets

Strategic Opportunities   $ 4,583,688   $ (962,281)    0.48%

Emerging Markets Income   $ 488,344     N/A            0.69%

Strategic Income          $ 641,715     N/A            0.59%

 FMR may, from time to time, voluntarily reimburse all or a portion of each fund's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase each fund's total returns and yield and repayment of the reimbursement by each fund will lower its total returns and yield. SUB-ADVISORY AGREEMENTS
 On behalf of Strategic Income Fund and Emerging Markets Income Fund, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIAL (U.K.) On behalf of Strategic Opportunities Fund, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. On behalf of Strategic Income Fund and Emerging Markets Income Fund, FMR may also grant FMR U.K., FMR Far East, FIJ and FIIA investment management authority as well as the authority to buy and sell securities if FMR believes it would be beneficial to the funds. Strategic Opportunities Fund's sub-advisory agreements, dated November 29, 1990, were approved by shareholders on September 19, 1990. Emerging Markets Income Fund's sub-advisory agreements, dated January 20, 1994, were approved by FMR as sole shareholder of the fund on February 10, 1994. Strategic Income Fund's sub-advisory agreements, dated September 16, 1994, were approved by FMR as sole shareholder on October 14, 1994.
 Currently, FMR U.K., FMR Far East, FIJ, FIIA, and FIIAL (U.K.) each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
 FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIJ and FIIA are wholly owned subsidiaries of FIL, a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family owns, directly or indirectly, more than 25% of the voting common stock of FIL. FIJ was organized in Japan in 1986. FIIA was organized in Bermuda in 1983. FIIAL (U.K.) was organized in the United Kingdom in 1984, and is a wholly owned subsidiary of Fidelity International Management Holdings Limited, an indirect wholly owned subsidiary of FIL.
 Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, FIJ, and FIIA. FIIA, in turn, pays the fees of FIIAL (U.K.) For providing non-discretionary investment advice and research services the sub-advisers are compensated as follows:
  FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
  FMR pays FIIA and FIJ fees equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which the sub-adviser has provided FMR with investment advice and research services.
  FIIA pays FIIAL (U.K.) a fee equal to 110% of FIIAL (U.K.)'s costs incurred in connection with providing investment advice and research services.
 On behalf of Emerging Markets Income Fund and Strategic Income Fund, for providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
  FMR pays FMR U.K., FMR Far East, FIJ, and FIIA a fee equal to 50% of its monthly management fee with respect to each fund's average net assets managed by the sub-adviser on a discretionary basis.
  FIIA pays FIIAL U.K. a fee equal to 110% of FIIAL U.K.'s costs incurred in connection with providing discretionary investment management services.
 For the fiscal year ended December 31, 1996, fees paid to the sub-advisers by FMR on behalf of Strategic Opportunities fund were as follows:
      FMR Far East   FMR U.K.

      $ 23,484       $ 24,977

 For the fiscal year ended December 31, 1996, no fees were paid by FMR to
FMR U.K., FMR Far East, FIIA, FIIAL    (U.K.)    , or FIJ on behalf of
Emerging Markets Income Fund and Strategic Income Fund.
PORTFOLIO TRANSACTIONS
 All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the fund's management contract.
 FMR may place agency transactions with Fidelity Brokerage Services, Inc.
(FBSI) and Fidelity Brokerage Services (FBS), subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services.
 The brokerage commissions incurred by each fund for fiscal 1996 are listed in the following table:
                          Total
Fund                      Amount      To FBSI     To FBS
                          Paid

Strategic Opportunities   $ 257,886   $ 246,329   $ 11,557

Emerging Markets Income       0           0           0

Strategic Income              0           0           0

SUBMISSION OF CERTAIN SHAREHOLDER PROPOSALS
 The trust does not hold annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Secretary of the Trust, 82 Devonshire Street, Boston, Massachusetts 02109.
NOTICE TO BANKS, BROKER-DEALERS AND
VOTING TRUSTEES AND THEIR NOMINEES
 Please advise the trust, in care of Fidelity Investments Institutional Operations Company, Inc., 82 Devonshire Street, Boston, Massachusetts 02109, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement and Annual Reports you wish to receive in order to supply copies to the beneficial owners of the respective shares.

EXHIBIT 1
UNDERLINED   ))     DISCLOSURE WILL BE ADDED   ;
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
   ((    FIDELITY ADVISOR SERIES VIII   ))    :
FIDELITY [SPECIAL SITUATIONS]
   ((    STRATEGIC OPPORTUNITIES   ))     FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 ((    AMENDMENT   ))     [AGREEMENT] made this [29th] ___ day of
[November]   ((     July,   ))    [1990]    ((    1997,   ))     by and
between    ((    Fidelity Advisor Series VIII    ))    [Fidelity Special
Situations Fund], a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the
"Fund"),   ((     on behalf of Fidelity Strategic Opportunities Fund
(hereinafter called the "Portfolio")   ))    , and Fidelity Management &
Research Company, a Massachusetts corporation (hereinafter called the
"Adviser"),   ((     as set forth in its entirety below.   ))
 Required authorization[s] and approval[s] by shareholders and Trustees
having been obtained, [Fidelity Special Situations]    ((    the   ))
Fund, on behalf of [its two existing classes of shares of beneficial interest within a single portfolio (hereinafter called] the "Portfolio"[)],
and [Fidelity Management & Research Company]    ((    the Adviser)) hereby
consent, pursuant to Paragraph 6 of the existing Management Contract dated November 1, 1987, ((as amended and restated July 29, 1990 ))to a modification of said Contract in the manner set forth below. [The term "Portfolio" shall be understood to apply to Initial Class shares and Plymouth Class shares of the Fund.] The [modifications] ((Amended Management Contract)) shall take effect [upon the execution of this modification of the Management Contract] ((when executed)) by duly authorized officers of the Fund and the Adviser, ((on July 1, 1997 or the first day of the month following approval.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules
thereunder, as amended from time to time (the "1940 Act"   )    , and such
other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Fund who are "interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
  The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser [,at its own expense,] shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that the directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Fund as a shareholder or otherwise.
 3. Management Fee. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a ((B))asic ((F))ee and a Performance Adjustment. [to the basic fee based upon the investment performance of the Portfolio in relation to] ((The Performance Adjustment is added to or subtracted from the Basic Fee depending on whether the Portfolio experiences better or worse performance than)) the Standard & Poor's Daily Stock Price Index of 500 Common Stocks (the "Index"). The [adjustment to the basic fee will not be ](( Performance Adjustment is not)) cumulative. An increased fee will result even though the performance of the Portfolio over some period of time shorter than the performance period has been behind that of the Index, and, conversely, a reduction in the fee will be made for a month even though the performance of the Portfolio over some period of time shorter than the performance period has been ahead of that of the Index. The ((B))asic ((F))ee and the Performance Adjustment will be computed as follows:
  (a) Basic Fee Rate: [The basic fee rate shall be composed of two elements.] ((The annual Basic Fee Rate shall be the sum of the Group Fee Rate and the Individual Fund Fee Rate calculated to the nearest millionth decimal place as follows:))
          (i) Group Fee Rate. The Group ((F))ee ((R))ate shall be based upon the monthly average of the net assets of the registered investment companies having ((Advisory and Service or)) Management Contracts with the Adviser (computed in the manner set forth in [the charter of each investment company] ((the fund's Declaration of Trust or other organizational document))) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Net Assets                          Annualized Fee Rate (for each level)

$ 0                  -     3 billion        .520%

3                    -     6                .490

6                    -     9                .460

9                    -     12               .430

12                   -     15               .400

15                   -     18               .385

18                   -     21               .370

21                   -     24               .360

24                   -     30               .350

30                   -     36               .345

36                   -     42               .340

42                   -     48               .335

48                   -     66               .325

66                   -     84               .320

84                   -     102              .315

102                  -     ((138))          .310

((138))              -     ((174))          ((.305))

((174))              -     ((210))          ((.300))

((210))              -     ((246))          ((.295))

((246))              -     ((282))          ((.290))

((282))              -     ((318))          ((.285))

((318))              -     ((354))          ((.280))

((354))              -     ((390))          ((.275))

((390))              -     ((426))          ((.270))

((426))              -     ((462))          ((.265))

((462))              -     ((498))          ((.260))

((498))              -     ((534))          ((.255))

((Over))                   ((5   34))       ((.250))


   (ii) Individual Fund Fee Rate. The ((I))ndividual ((F))und ((F))ee ((R))ate shall be .30%.
   [The sum of the cumulative Group Fee rate, calculated as described above to the nearest millionth, and the Individual Fund fee rate shall constitute the annual rate.]
  (b) Basic Fee. One-twelfth of the [annual] ((Basic)) Fee ((R))ate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust ((or other organizational document))) determined as of the close of business on each business day throughout the month. ((The resulting dollar amount
   comprises     the Basic Fee.))
  [The basic fee will be subject to upward or downward adjustment on the basis of the Portfolio's investment performance as follows:]
  [An adjustment to the monthly basic fee will be made by applying a performance adjustment rate to the average net assets of the Portfolio over the performance period. The resulting dollar figure will be added to or subtracted from the basic fee depending on whether the Portfolio experienced better or worse performance than the performance index.]
     (c) Performance Adjustment ((Rate)): The Performance Adjustment Rate is 0.02% for each percentage point [rounded to the nearer point (the higher point of exactly one-half point)] (((the performance of the Portfolio and the Index each being calculated to the nearest 0.01%))) that the Portfolio's investment performance for the performance period was better or worse than the investment record of the Index as then constituted. The maximum performance adjustment rate is [(plus/minus)]0.20%.
  The performance period will commence with the first day of the first full month following the [effective date of the fund's registration statement] ((Portfolio's commencement of operations)). During the first eleven months of [the operation of the contract] ((the performance period for the Portfolio,)) there will be no performance adjustment. Starting with the twelfth month of [operation](( the performance period,)) the performance adjustment will take effect. Following the twelfth month a new month will be added to the performance period until the performance period equals 36 months. Thereafter the performance period will consist of the current month plus the previous 35 months.
  ((The Portfolio's investment performance for the period shall be the cumulative monthly asset-weighted investment performance of all classes of shares of the Portfolio over the performance period. The asset-weighted investment performance for the Portfolio for a given month will be calculated by multiplying the investment performance of each class for that month by its average net assets (determined as of the close of business on each business day of the month), adding the results together and dividing the sum by the aggregate net assets of all classes of the Portfolio for that month. Any class that does not complete a full month of operations in a given month will be excluded from the calculation of the Portfolio's investment performance for that month, and its assets will be excluded from the aggregate net assets of the Portfolio in determining the Portfolio's investment performance for that month.))
  The [Portfolio's] investment performance ((of each class)) will be measured by comparing (i) the opening net asset value of one share of the class on the first business day of the month with (ii) the closing net asset value of one share of the class as of the last business day of the month. In computing the investment performance of each class and the investment record of the Index, distributions of realized capital gains, the value of capital gains taxes per share paid or payable on undistributed realized long-term capital gains accumulated to the end of such period and dividends paid out of investment income, on the part of the Portfolio, and all cash distributions of the [companies whose stocks comprise] ((securities included in)) the Index, will be treated as reinvested in accordance with Rule 205-1 or any other applicable rules under the Investment Advisers Act of 1940, as the same from time to time may be amended.((Although the investment performance of the Portfolio for the performance period shall be rounded to the nearest 0.01%, this shall not prevent the monthly investment performance of the classes or of the Portfolio from being rounded to a greater number of decimal places.))
  [The Portfolio's investment performance will be measured separately for Initial Class shares and Plymouth Class shares, and the lesser of the two results obtained will be used in calculating the performance adjustment. In calculating the investment performance of the Plymouth Class, the investment performance of the Initial Class shall be the investment performance of the Plymouth Class for the period before the first Plymouth Class share was issued.]
  (((d) Performance Adjustment. One-twelfth of the annual Performance Adjustment Rate will be applied to the average net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month and the performance period.))
  (((e))) In case of termination of this Contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect for that month. The ((B))asic ((F))ee ((Rate ))will be computed on the basis of and applied to net assets averaged over that month ending on the last business day on which this Contract is in effect. ((The amount of this Performance Adjustment to the Basic Fee will be computed on the basis of and applied to net assets averaged over the 36-month period ending on the last business day on which this Contract is in effect provided that if this Contract has been in effect less than 36 months, the computation will be made on the basis of
the period of time during which i   t     has been in effect. ))
 4. It is understood that the Portfolio will pay all its expenses [other than those expressly stated to be payable by the Adviser hereunder,] which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having ((Advisory and Service or)) Management Contracts with the Adviser, of 50% of insurance premiums for
   f    idelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this contract shall continue in force until July 31, 199[1]7 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the Fund or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Fund who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust ((or other organizational document)) and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust ((or other organizational document)) are separate and distinct from those of any and all other Portfolios.
 ((8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof. ))
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
    ((FIDELITY ADVISOR SERIES VIII))
    [FIDELITY SPECIAL SITUATIONS FUND]
    ((on behalf of Fidelity Strategic Opportunities Fund))

    By ______________________________________
    Senior Vice President
    FIDELITY MANAGEMENT & RESEARCH COMPANY

    By ______________________________________
    President
EXHIBIT 2
((UNDERLINED)) DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES VIII:
FIDELITY ADVISOR STRATEGIC INCOME FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 ((AMENDMENT)) [AGREEMENT] made this [16th] ___ day of [September] ((July)) 199[4]7 by and between Fidelity Advisor Series VIII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor Strategic Income Fund (hereinafter called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below)).
 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated July 16, 1994, to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on July 1, 1997 or the first day of the month following approval.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the
Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Fund, of all Trustees of the Portfolio who are `interested persons" of the Fund or of the Adviser and of all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the Fund's Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the Fund. The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Fund's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the Fund as the Fund's Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the Fund's Board of Trustees with respect to Fund policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion.
The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the Fund shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the
Fund are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Fund, and that the Adviser may be or become interested in the Portfolio as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual Fund Fee.
  (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:
Average Net Assets                       Annualized Fee Rate (for each level)

$0                   -     3 billion     .3700%

3                    -     6             .3400

6                    -     9             .3100

9                    -     12            .2800

12                   -     15            .2500

15                   -     18            .2200

18                   -     21            .2000

21                   -     24            .1900

24                   -     30            .1800

30                   -     36            .1750

36                   -     42            .1700

42                   -     48            .1650

48                   -     66            .1600

66                   -     84            .1550

84                   -     120           .1500

120                  -     1   56        .1450

156                  -     192           .1400

192                  -     228           .1350

228                  -     264           .1300

264                  -     300           .1275

300                  -     336           .1250

336                  -     372           .1225

   [over                      372]

    ((372))          -     ((408))       .12   0    0

((408))              -     ((444))       ((.1175))

((444))              -     ((480))       ((.1150))

((480))              -     ((516))       ((.1125))

((Over))             -     ((516))       ((.1100))

  (b) Individual Fund Fee Rate. The Individual Fund Fee Rate shall be .45%. The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual Fund Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the Fund's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month.
  (((c) In case of termination of this contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.))
 4. It is understood that the Portfolio will pay all its expenses, [other than those expressly stated to be payable by the Adviser hereunder,] which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Fund's Trustees other than those who are "interested persons" of the Fund or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Fund and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Adviser, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Fund's Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security ((or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until June 30, 19[__] 98 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of the Trustees of the portfolio or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Fund to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the Portfolio who are not parties to the Contract or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Fund's Declaration of Trust or other organizational document and agrees that the obligations assumed by the Fund pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the Fund. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
    FIDELITY ADVISOR SERIES VIII
    on behalf of Fidelity Advisor Strategic Income Fund

    By____________________________________
    Senior Vice President
    FIDELITY MANAGEMENT & RESEARCH COMPANY

    By____________________________________
    President
EXHIBIT 3
((UNDERLINED)) DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF
MANAGEMENT CONTRACT
BETWEEN
FIDELITY ADVISOR SERIES VIII:
FIDELITY ADVISOR EMERGING MARKETS INCOME FUND
AND
FIDELITY MANAGEMENT & RESEARCH COMPANY
 ((AMENDMENT)) [AGREEMENT] made this [20th] ___ day of [January 1994] ((July 1997)) by and between Fidelity Advisor Series VIII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Advisor
Emerging Markets Income    [    Portfolio   ] ((Fund))     (hereinafter
called the "Portfolio"), and Fidelity Management & Research Company, a Massachusetts corporation (hereinafter called the "Adviser") ((as set forth in its entirety below.))
 ((Required authorization and approval by shareholders and Trustees having been obtained, the Fund, on behalf of the Portfolio, and the Adviser hereby consent, pursuant to Paragraph 6 of the existing Management Contract dated January 20, 1994, to a modification of said Contract in the manner set forth below. The Amended Management Contract shall, when executed by duly authorized officers of the Fund and Adviser, take effect on July 1, 1997 or the first day of the month following approval.))
 1. (a) Investment Advisory Services. The Adviser undertakes to act as investment adviser of the Portfolio and shall, subject to the supervision of the Fund's Board of Trustees, direct the investments of the Portfolio in accordance with the investment objective, policies and limitations as provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 and rules thereunder, as amended from time to time (the "1940 Act"), and such other limitations as the Portfolio may impose by notice in writing to the Adviser. The Adviser shall also furnish for the use of the Portfolio office space and all necessary office facilities, equipment and personnel for servicing the investments of the Portfolio; and shall pay the salaries and fees of all officers of the Portfolio, of all Trustees of the Portfolio who are `interested persons" of the [Portfolio](( Fund ))or of the Adviser and of all personnel of the [Portfolio](( Fund ))or the Adviser performing services relating to research, statistical and investment activities. The Adviser is authorized, in its discretion and without prior consultation with the Portfolio, to buy, sell, lend and otherwise trade in any stocks, bonds and other securities and investment instruments on behalf of the Portfolio. The investment policies and all other actions of the Portfolio are and shall at all times be subject to the control and direction of the [Portfolio's](( Fund's)) Board of Trustees.
  (b) Management Services. The Adviser shall perform (or arrange for the performance by its affiliates of) the management and administrative services necessary for the operation of the [Portfolio](( Fund.)) The Adviser shall, subject to the supervision of the Board of Trustees, perform various services for the Portfolio, including but not limited to: (i) providing the Portfolio with office space, equipment and facilities (which may be its own) for maintaining its organization; (ii) on behalf of the Portfolio, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (iii) preparing all general shareholder communications, including shareholder reports; (iv) conducting shareholder relations; (v) maintaining the Portfolio's existence and its records; (vi) during such times as shares are publicly offered, maintaining the registration and qualification of the Portfolio's shares under federal and state law; and (vii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Portfolio as an investment vehicle.
 The Adviser shall also furnish such reports, evaluations, information or analyses to the [Portfolio](( Fund)) as the [Portfolio's](( Fund's)) Board of Trustees may request from time to time or as the Adviser may deem to be desirable. The Adviser shall make recommendations to the [Portfolio's](( Fund's)) Board of Trustees with respect to [Portfolio] ((Fund)) policies, and shall carry out such policies as are adopted by the Trustees. The Adviser shall, subject to review by the Board of Trustees, furnish such other services as the Adviser shall from time to time determine to be necessary or useful to perform its obligations under this Contract.
  (c) The Adviser shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Adviser, which may include brokers or dealers affiliated with the Adviser. The Adviser shall use its best efforts to seek to execute Portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or the other accounts over which the Adviser or its affiliates exercise investment discretion. The Adviser is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Adviser and its affiliates have with respect to accounts over which they exercise investment discretion. The Trustees of the [Portfolio] ((Fund)) shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.
 The Adviser shall, in acting hereunder, be an independent contractor. The Adviser shall not be an agent of the Portfolio.
 2. It is understood that the Trustees, officers and shareholders of the portfolio are or may be or become interested in the Adviser as directors, officers or otherwise and that directors, officers and stockholders of the Adviser are or may be or become similarly interested in the Portfolio, and that the Adviser may be or become interested in the Portfolio as a shareholder or otherwise.
 3. The Adviser will be compensated on the following basis for the services and facilities to be furnished hereunder. The Adviser shall receive a monthly management fee, payable monthly as soon as practicable after the last day of each month, composed of a Group Fee and an Individual [Portfolio] ((Fund)) Fee.
  (a) Group Fee Rate. The Group Fee Rate shall be based upon the monthly average of the net assets of the registered investment companies having Advisory and Service or Management Contracts with the Adviser (computed in the manner set forth in the Portfolio's Declaration of Trust or other organizational document) determined as of the close of business on each business day throughout the month. The Group Fee Rate shall be determined on a cumulative basis pursuant to the following schedule:

Average Net Assets                               Annualized Fee Rate (for each level)

$0                   -          3 billion         .3700%

3                    -          6                .3400

6                    -          9                .3100

9                    -          12               .2800

12                   -          15               .2500

15                   -          18               .2200

18                   -          21               .2000

21                   -          24               .1900

24                   -          30               .1800

30                   -          36               .1750

36                   -          42               .1700

42                   -          48               .1650

48                   -          66               .1600

66                   -          84               .1550

   84                   -          120              .1500

   [120                 -          174]             [.1450]

   [174                 -          228]             [.1400]

   [228                 -          282]             [.1375]

   [282                 -          336]             [.1350]

   [Over                -          336]             [.1325]

   ((120))              -          ((156))          ((.1450))

   ((156))              -          ((192))          ((.1400))

   ((192))              )          ((228))          ((.1350))

   ((228))              -          ((264))          ((.1300))

   ((264))              -          ((300))          ((.1275))

   ((300))              -          ((336))          ((.1250))

   ((336))              -          ((372))          ((.1225))

   ((372))              -          ((408))          ((.1200))

   ((408))              -          ((444))          ((.1175))

   ((444))              -          ((480))          ((.1150))

   ((480))              -          ((516))          ((.1125))

   ((Over))                        ((516))          ((.1100))


  (b) Individual [Portfolio] ((Fund)) Fee Rate. The Individual [Portfolio] ((Fund)) Fee Rate shall be .55%.
 The sum of the Group Fee Rate, calculated as described above to the nearest millionth, and the Individual [Portfolio] ((Fund)) Fee Rate shall constitute the Annual Management Fee Rate. One-twelfth of the Annual Management Fee Rate shall be applied to the average of the net assets of the Portfolio (computed in the manner set forth in the
   [    Portfolio's   ] ((Fund's))     Declaration of Trust or other
organizational document) determined as of the close of business on each business day throughout the month.
  (c) In case of termination of this contract during any month, the fee for that month shall be reduced proportionately on the basis of the number of business days during which it is in effect, and the fee computed upon the average net assets for the business days it is so in effect for that month.
 4. It is understood that the Portfolio will pay all its expenses, which shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the [Portfolio's] ((Fund's)) Trustees other than those who are "interested persons" of the [Portfolio] ((Fund)) or the Adviser; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses;
(vi) fees and expenses related to the registration and qualification of the [Portfolio] ((Fund ))and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio;
(viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefor; (ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts
with the Adviser, of 50% of insurance premiums for    f    idelity and
other coverage; (x) its proportionate share of association membership dues;
(xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and (xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the [Portfolio's] ((Fund's)) Trustees and officers with respect thereto.
 5. The services of the Adviser to the Portfolio are not to be deemed exclusive, the Adviser being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Contract, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Portfolio hereunder. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Portfolio or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security(( or other investment instrument.))
 6. (a) Subject to prior termination as provided in sub-paragraph (d) of this paragraph 6, this Contract shall continue in force until June 30, 199[5]8 and indefinitely thereafter, but only so long as the continuance after such date shall be specifically approved at least annually by vote of
the Trustees of the    [P    ortfolio   ] ((Fund))     or by vote of a
majority of the outstanding voting securities of the Portfolio.
  (b) This Contract may be modified by mutual consent, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph 6, the terms of any continuance or modification of this Contract must have been approved by the vote of a majority of those Trustees of the
   [    Portfolio   ] ((Fund))     who are not parties to the Contract or
interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either party hereto may, at any time on sixty (60) days' prior written notice to the other, terminate this Contract, without payment of any penalty, by action of its Trustees or Board of Directors, as the case may be, or with respect to the Portfolio by vote of a majority of the outstanding voting securities of the Portfolio. This Contract shall terminate automatically in the event of its assignment.
 7. The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the [Portfolio's] ((Fund's)) Declaration of Trust or other organizational document and agrees that the obligations assumed by the [Portfolio] ((Fund)) pursuant to this Contract shall be limited in all cases to the Portfolio and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio or any other Portfolios of the [Portfolio] ((Fund)). In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Portfolio under the Declaration of Trust or other organizational document are separate and distinct from those of any and all other Portfolios.
 8. This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.
 The terms "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or as hereafter amended, and subject to such orders as may be granted by the Securities and Exchange Commission.
 IN WITNESS WHEREOF the parties have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date written above.
    FIDELITY ADVISOR SERIES VIII
    on behalf of Fidelity Advisor Emerging Markets Income    [Portfolio]
((Fund))

    By____________________________________
    Senior Vice President
    FIDELITY MANAGEMENT & RESEARCH COMPANY

    By____________________________________
    President
EXHIBIT 4
((UNDERLINED)) DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY MANAGEMENT & RESEARCH (Far East) INC.
((and))
((FIDELITY ADVISOR SERIES VIII ON BEHALF OF))
((FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND))
 AGREEMENT made this [29th of November, 1990] ((____ day of    July    ,
1997)), by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); [and] Fidelity Management & Research (Far East) Inc. [a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts] (hereinafter called the "Sub-Advisor")((; and Fidelity Advisor Series VIII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Advisor Strategic Opportunities Fund (hereinafter called the "Portfolio").))
 WHEREAS ((the Trust and)) the Advisor [has] ((have)) entered into a Management Contract [with Fidelity Special Situations Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Special Situations Fund its single existing series of shares] (hereinafter called the "Portfolio")], ((on behalf of the Portfolio)) pursuant to which the Advisor is to act as investment [advisor to]((manager of)) the Portfolio, and
 [WHEREAS the Sub-Advisor has personnel in Asia and the Pacific Basin and was formed for the purpose of researching and compiling information and recommendations with respect to the economies of various countries and issuers located outside of North America, principally in Asia and the Pacific Basin.]
 ((WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith;))
 NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth,(( the Trust)), the Advisor and the Sub-Advisor agree as follows:
 [1. The Sub-Advisor shall act as an investment consultant to the Advisor and shall furnish the Advisor factual information, research reports and investment recommendations relating to non-U.S. issuers of securities located in, and the economies of, various countries outside the U.S., all as the Advisor may reasonably require. Such information shall include written and oral reports and analyses.]
 ((1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.))
  (((a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.))
  (((b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.))
  (((c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.))
 ((2. Information to be provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.))
 [2. The Sub-Advisor will be compensated by the Advisor on the following basis for the services to be furnished hereunder: the Advisor agrees to pay the Sub-Advisor a monthly fee equal to 105% of the Sub-Advisor's costs incurred in connection with the Agreement, said costs to be determined in relation to the assets of the Portfolio that benefit from the services of the Sub-Advisor.]
 ((3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))
 ((4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.))
  (((a) INVESTMENT ADVISORY FEE: For services provided under subparagraph
(a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 105% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.))
  (((b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.))
  (((c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.))
 ((5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for Fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.))
 [3.](( 6. Interested Persons:)) It is understood that Trustees, officers and shareholders of the [Fund] ((Trust)) are or may be or become interested in the Advisor [and] ((or)) the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor [and](( or)) the Sub-Advisor are or may be or become similarly interested in the [Fund] ((Trust)) and that the Advisor or the Sub-Advisor may be or become interested in the [Fund] ((Trust)) as a shareholder or otherwise.
 [4. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Fund. The Sub-Advisor shall have no authority to act for, represent, bind or obligate the Advisor or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5.]((7. Services to Other Companies or Accounts)): The Services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations [with respect to rendering investment advice] hereunder.((The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Fund.))
 ((8. Standard of Care:)) In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, [the Fund] the Trust, or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 9.(( Duration and Termination of Agreement: Amendments)):
        [6.]        (a) Subject to prior termination as provided in
sub-paragraph (d) of this paragraph [6] 9, this Agreement shall continue in
force until July 31, [1991] ((199   7     )and indefinitely thereafter, but
only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund's]((Trust's)) Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph [6] 9, the terms of any continuance or modification of the Agreement must have been approved by the vote of a majority of those Trustees of the [Fund] ((Trust)) who are not parties to [such] ((this)) Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or ((with respect to the Portfolio ))by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7.]((10. Limitation of Liability:)) The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust [of the Fund] ((or other organizational document of the Trust)) and agrees that any obligations of the [Fund] ((Trust)) or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 ((11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the [Investment Company Act of 1940] ((1940 Act)) as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized(( and their respective seals to be hereunto affixed,)) all as of the date written above.
    FIDELITY MANAGEMENT & RESEARCH (Far East) INC.

    By _________________________________
       [    Treasurer   ] ((Title))
    FIDELITY MANAGEMENT & RESEARCH COMPANY

    By _________________________________
    President
    ((FIDELITY ADVISOR SERIES VIII on behalf of
    Fidelity Advisor Strategic Opportunities Fund))

    BY: _________________________________
    Title
EXHIBIT 5
((UNDERLINED)) DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF
SUB-ADVISORY AGREEMENT
between
FIDELITY MANAGEMENT & RESEARCH COMPANY
and
FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.
((and))
((FIDELITY ADVISOR SERIES VIII ON BEHALF OF
FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND))
 AGREEMENT made this [29th of November, 1990] ((____ day of    July    ,
1997,)) by and between Fidelity Management & Research Company, a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts (hereinafter called the "Advisor"); [and] Fidelity Management & Research (U.K.) Inc. [a Massachusetts corporation with principal offices at 82 Devonshire Street, Boston, Massachusetts] (hereinafter called the "Sub-Advisor");(( and Fidelity Advisor Series VIII, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Trust") on behalf of Advisor Strategic Opportunities Fund (hereinafter called the "Portfolio").))
 WHEREAS ((the Trust and)) the Advisor [has] ((have)) entered into a Management Contract [with Fidelity Special Situations Fund, a Massachusetts business trust which may issue one or more series of shares of beneficial interest (hereinafter called the "Fund"), on behalf of Fidelity Special Situations Fund (hereinafter called the "Portfolio")], ((on behalf of the Portfolio ))pursuant to which the Advisor is to act as investment [advisor to] ((manager of)) the Portfolio, and
 [WHEREAS the Sub-Advisor has personnel in Western Europe and was formed for the purpose of researching and compiling information and recommendations with respect to the economies of various countries and issuers located outside of North America, principally in Western Europe.]
 ((WHEREAS the Sub-Advisor and its subsidiaries and other affiliated persons have personnel in various locations throughout the world and have been formed in part for the purpose of researching and compiling information and recommendations with respect to the economies of various countries, and securities of issuers located in such countries, and providing investment advisory services in connection therewith));
 NOW THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, ((the Trust,)) the Advisor and the Sub-Advisor agree as follows:
 [1. The Sub-Advisor shall act as an investment consultant to the Advisor and shall furnish the Advisor factual information, research reports and investment recommendations relating to non-U.S. issuers of securities located in, and the economies of, various countries outside the U.S., all as the Advisor may reasonably require. Such information shall include written and oral reports and analyses.]
 ((1. Duties: The Advisor may, in its discretion, appoint the Sub-Advisor to perform one or more of the following services with respect to all or a portion of the investments of the Portfolio. The services and the portion of the investments of the Portfolio to be advised or managed by the Sub-Advisor shall be as agreed upon from time to time by the Advisor and the Sub-Advisor. The Sub-Advisor shall pay the salaries and fees of all personnel of the Sub-Advisor performing services for the Portfolio relating to research, statistical and investment activities.))
  (((a) INVESTMENT ADVICE: If and to the extent requested by the Advisor, the Sub-Advisor shall provide investment advice to the Portfolio and the Advisor with respect to all or a portion of the investments of the Portfolio, and in connection with such advice shall furnish the Portfolio and the Advisor such factual information, research reports and investment recommendations as the Advisor may reasonably require. Such information may include written and oral reports and analyses.))
  (((b) INVESTMENT MANAGEMENT: If and to the extent requested by the Advisor, the Sub-Advisor shall, subject to the supervision of the Advisor, manage all or a portion of the investments of the Portfolio in accordance with the investment objective, policies and limitations provided in the Portfolio's Prospectus or other governing instruments, as amended from time to time, the Investment Company Act of 1940 (the "1940 Act") and rules thereunder, as amended from time to time, and such other limitations as the Trust or Advisor may impose with respect to the Portfolio by notice to the Sub-Advisor. With respect to the portion of the investments of the Portfolio under its management, the Sub-Advisor is authorized to make investment decisions on behalf of the Portfolio with regard to any stock, bond, other security or investment instrument, and to place orders for the purchase and sale of such securities through such broker-dealers as the Sub-Advisor may select. The Sub-Advisor may also be authorized, but only to the extent such duties are delegated in writing by the Advisor, to provide additional investment management services to the Portfolio, including but not limited to services such as managing foreign currency investments, purchasing and selling or writing futures and options contracts, borrowing money, or lending securities on behalf of the Portfolio. All investment management and any other activities of the Sub-Advisor shall at all times be subject to the control and direction of the Advisor and the Trust's Board of Trustees.))
  (((c) SUBSIDIARIES AND AFFILIATES: The Sub-Advisor may perform any or all of the services contemplated by this Agreement directly or through such of its subsidiaries or other affiliated persons as the Sub-Advisor shall determine; provided, however, that performance of such services through such subsidiaries or other affiliated persons shall have been approved by the Trust to the extent required pursuant to the 1940 Act and rules thereunder.))
 [2. The Sub-Advisor will be compensated by the Advisor on the following basis for the services to be furnished hereunder: the Advisor agrees to pay the Sub-Advisor a monthly fee equal to 110% of the Sub-Advisor's costs incurred in connection with the Agreement, said costs to be determined in relation to the assets of the Portfolio that benefit from the services of the Sub-Advisor.]
 ((2. Information to be Provided to the Trust and the Advisor: The Sub-Advisor shall furnish such reports, evaluations, information or analyses to the Trust and the Advisor as the Trust's Board of Trustees or the Advisor may reasonably request from time to time, or as the Sub-Advisor may deem to be desirable.))
 ((3. Brokerage: In connection with the services provided under subparagraph (b) of paragraph 1 of this Agreement, the Sub-Advisor shall place all orders for the purchase and sale of portfolio securities for the Portfolio's account with brokers or dealers selected by the Sub-Advisor, which may include brokers or dealers affiliated with the Advisor or Sub-Advisor. The Sub-Advisor shall use its best efforts to seek to execute portfolio transactions at prices which are advantageous to the Portfolio and at commission rates which are reasonable in relation to the benefits received. In selecting brokers or dealers qualified to execute a particular transaction, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Portfolio and/or to the other accounts over which the Sub-Advisor or Advisor exercise investment discretion. The Sub-Advisor is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the Portfolio which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Sub-Advisor determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Sub-Advisor has with respect to accounts over which it exercises investment discretion. The Trustees of the Trust shall periodically review the commissions paid by the Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits to the Portfolio.))
 ((4. Compensation: The Advisor shall compensate the Sub-Advisor on the following basis for the services to be furnished hereunder.))
  (((a) INVESTMENT ADVISORY FEE: For services provided under subparagraph
(a) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Sub-Advisory Fee. The Sub-Advisory Fee shall be equal to 110% of the Sub-Advisor's costs incurred in connection with rendering the services referred to in subparagraph (a) of paragraph 1 of this Agreement. The Sub-Advisory Fee shall not be reduced to reflect expense reimbursements or fee waivers by the Advisor, if any, in effect from time to time.))
  (((b) INVESTMENT MANAGEMENT FEE: For services provided under subparagraph
(b) of paragraph 1 of this Agreement, the Advisor agrees to pay the Sub-Advisor a monthly Investment Management Fee. The Investment Management Fee shall be equal to: (i) 50% of the monthly management fee rate (including performance adjustments, if any) that the Portfolio is obligated to pay the Advisor under its Management Contract with the Advisor, multiplied by: (ii) the fraction equal to the net assets of the Portfolio as to which the Sub-Advisor shall have provided investment management services divided by the net assets of the Portfolio for that month. If in any fiscal year the aggregate expenses of the Portfolio exceed any applicable expense limitation imposed by any state or federal securities laws or regulations, and the Advisor waives all or a portion of its management fee or reimburses the Portfolio for expenses to the extent required to satisfy such limitation, the Investment Management Fee paid to the Sub-Advisor will be reduced by 50% of the amount of such waivers or reimbursements multiplied by the fraction determined in (ii). If the Sub-Advisor reduces its fees to reflect such waivers or reimbursements and the Advisor subsequently recovers all or any portion of such waivers and reimbursements, then the Sub-Advisor shall be entitled to receive from the Advisor a proportionate share of the amount recovered. To the extent that waivers and reimbursements by the Advisor required by such limitations are in excess of the Advisor's management fee, the Investment Management Fee paid to the Sub-Advisor will be reduced to zero for that month, but in no event shall the Sub-Advisor be required to reimburse the Advisor for all or a portion of such excess reimbursements.))
  (((c) PROVISION OF MULTIPLE SERVICES: If the Sub-Advisor shall have provided both investment advisory services under subparagraph (a) and investment management services under subparagraph (b) of paragraph 1 for the same portion of the investments of the Portfolio for the same period, the fees paid to the Sub-Advisor with respect to such investments shall be calculated exclusively under subparagraph (b) of this paragraph 4.))
 ((5. Expenses: It is understood that the Portfolio will pay all of its expenses other than those expressly stated to be payable by the Sub-Advisor hereunder or by the Advisor under the Management Contract with the Portfolio, which expenses payable by the Portfolio shall include, without limitation, (i) interest and taxes; (ii) brokerage commissions and other costs in connection with the purchase or sale of securities and other investment instruments; (iii) fees and expenses of the Trust's Trustees other than those who are "interested persons" of the Trust, the Sub-Advisor or the Advisor; (iv) legal and audit expenses; (v) custodian, registrar and transfer agent fees and expenses; (vi) fees and expenses related to the registration and qualification of the Trust and the Portfolio's shares for distribution under state and federal securities laws; (vii) expenses of printing and mailing reports and notices and proxy material to shareholders of the Portfolio; (viii) all other expenses incidental to holding meetings of the Portfolio's shareholders, including proxy solicitations therefore;
(ix) a pro rata share, based on relative net assets of the Portfolio and other registered investment companies having Advisory and Service or Management Contracts with the Advisor, of 50% of insurance premiums for fidelity and other coverage; (x) its proportionate share of association membership dues; (xi) expenses of typesetting for printing Prospectuses and Statements of Additional Information and supplements thereto; (xii) expenses of printing and mailing Prospectuses and Statements of Additional Information and supplements thereto sent to existing shareholders; and
(xiii) such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Portfolio is a party and the legal obligation which the Portfolio may have to indemnify the Trust's Trustees and officers with respect thereto.))
 [3.] ((6. Interested Persons:)) It is understood that Trustees, officers and shareholders of the [Fund] ((Trust)) are or may be or become interested in the Advisor [and] ((or)) the Sub-Advisor as directors, officers or otherwise and that directors, officers and stockholders of the Advisor [and] ((or)) the Sub-Advisor are or may be or become similarly interested in the [Fund] ((Trust)) and that the Advisor or the Sub-Advisor may be or become interested in the [Fund] ((Trust)) as a shareholder or otherwise.
 [4. The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Fund. The Sub-Advisor shall have no authority to act for, represent, bind or obligate the Advisor or the Fund, and shall in no event have discretion to invest or reinvest assets held by the Portfolio.]
 [5.](( 7. Services to Other Companies or Accounts:)) The Services of the Sub-Advisor to the Advisor are not to be deemed to be exclusive, the Sub-Advisor being free to render services to others and engage in other activities, provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Sub-Advisor's ability to meet all of its obligations [with respect to rendering investment advice] hereunder. ((The Sub-Advisor shall for all purposes be an independent contractor and not an agent or employee of the Advisor or the Fund.))
 ((8. Standard of Care:)) In the absence of willful    misfeasance    , bad
faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Advisor, the Sub-Advisor shall not be subject to liability to the Advisor, [the Fund] ((the Trust,)) or to any shareholder of the Portfolio for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.
 ((9. Duration and Termination of Agreement: Amendments:))
        [6.] (a) Subject to prior termination as provided in sub-paragraph
(d) of this paragraph [6] 9, this Agreement shall continue in force until July 31, [1991] ((1997 )) and indefinitely thereafter, but only so long as the continuance after such period shall be specifically approved at least annually by vote of the [Fund's] ((Trust's)) Board of Trustees or by vote of a majority of the outstanding voting securities of the Portfolio.
  (b) This Agreement may be modified by mutual consent of the Advisor, the Sub-Advisor and the Portfolio, such consent on the part of the Portfolio to be authorized by vote of a majority of the outstanding voting securities of the Portfolio.
  (c) In addition to the requirements of sub-paragraphs (a) and (b) of this paragraph [6] 9, the terms of any continuance or modification of the Agreement must have been approved by the vote of a majority of those Trustees of the [Fund] ((Trust)) who are not parties to [such] ((this)) Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.
  (d) Either the Advisor, the Sub-Advisor or the Portfolio may, at any time on sixty (60) days' prior written notice to the other parties, terminate this Agreement, without payment of any penalty, by action of its Board of Trustees or Directors, or ((with respect to the Portfolio)) by vote of a majority of its outstanding voting securities. This Agreement shall terminate automatically in the event of its assignment.
 [7.] ((10. Limitation of Liability:)) The Sub-Advisor is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Declaration of Trust [of the Fund](( or other organizational document of the Trust)) and agrees that any obligations of the [Fund] Trust or the Portfolio arising in connection with this Agreement shall be limited in all cases to the Portfolio and its assets, and the Sub-Advisor shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Portfolio. Nor shall the Sub-Advisor seek satisfaction of any such obligation from the Trustees or any individual Trustee.
 ((11. Governing Law: This Agreement shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof.))
 The terms "registered investment company," "vote of a majority of the outstanding voting securities," "assignment," and "interested persons," when used herein, shall have the respective meanings specified in the [Investment Company Act of 1940] ((1940 Act)) as now in effect or as hereafter amended.
 IN WITNESS WHEREOF the parties hereto have caused this instrument to be signed in their behalf by their respective officers thereunto duly authorized,(( and their respective seals to be hereunto affixed,)) all as of the date written above.
    FIDELITY MANAGEMENT & RESEARCH (U.K.) INC.

    By _________________________________
       [    Treasurer   ] ((Title))
    FIDELITY MANAGEMENT & RESEARCH COMPANY

    By _________________________________
    President
    ((FIDELITY ADVISOR SERIES VIII on behalf of
    Fidelity Advisor Strategic Opportunities Fund))

    By: _________________________________
    ((Title))
EXHIBIT 6
((UNDERLINED)) DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF
DISTRIBUTION AND SERVICE PLAN
{Fund Name}
Class B Shares
 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by [Securities and Exchange Commission] Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") for [the] Class B shares of {Fund Name} ("Class B"), a class of shares of {Fund Name} (the "Fund"), a series of Fidelity Advisor Series VIII (the "Trust").
 2. The Trust has entered into a General Distribution Agreement on behalf of the Fund with Fidelity Distributors Corporation (the "Distributor") under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers of the Fund's shares of beneficial interest (the "Shares"). Such efforts may include, but neither are required to include nor are limited to, the following: (1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; (2) preparation, printing and distribution of sales literature; (3) preparation, printing and distribution of prospectuses of the Fund and reports to recipients other than existing shareholders of the Fund; (4) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; (5) making payments to securities dealers and others engaged in the sale of Shares or [who engage] in shareholder support services ("Investment Professionals"); and (6) providing training, marketing and support to Investment Professionals with respect to the sale of Shares.
 3. In accordance with such terms as the Trustees may, from time to time establish, and in conjunction with its services under the General Distribution Agreement with respect to [shares of] Class B ((Shares)) [("Class B Shares")], the Distributor is hereby [specifically]((expressly)) authorized to make payments to Investment Professionals in connection with the sale of [the] Class B Shares. Such payments may be paid as a percentage of the dollar amount of purchases of Class B Shares attributable to a particular Investment Professional, or may take such other form as may be approved by the Trustees.
 4. In consideration for the services provided and the expenses incurred by the Distributor pursuant to the General Distribution Agreement and paragraphs 2 and 3 hereof, all with respect to the Class B Shares:
  (a) Class B shall pay to the Distributor a monthly distribution fee at the annual rate of 0.75% (or such lesser amount as the Trustees may, from time to time, determine) of the average daily net assets of Class B throughout the month. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Fund's then current Prospectus for the determination of the net asset value of Class B Shares, but shall exclude assets attributable to [(i) Class B Shares purchased more than 144 months prior to such date or (ii)] any other class of Shares of the Fund. The Distributor may, but shall not be required to, use all or any portion of the distribution fee received pursuant to the Plan to compensate Investment Professionals who have engaged in the sale of Class B Shares or in shareholder support services ((with respect to Class B Shares)) pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under paragraphs 2 and 3 hereof; and
  (b) In addition, the Plan recognizes that the Distributor may, in accordance with such terms as the Trustees may from time to time establish, receive all or a portion of any sales charges, including contingent deferred sales charges, which may be imposed upon the sale or redemption of Class B Shares.
 5. Separate from any payments made as described in paragraph 4 hereof, Class B shall also pay to the Distributor a service fee at the annual rate of 0.25% (or such lesser amount as the Trustees may, from time to time, determine) of the average daily net assets of Class B throughout the month. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Fund's then current Prospectus for the determination of the net asset value of Class B shares, but shall exclude assets attributable to any other class of Shares of the Fund. ((In accordance with such terms as the Trustees may from time to time establish,)) the Distributor [shall] ((may)) use all or a portion of such service fees to compensate Investment Professionals for personal service and/or the maintenance of the shareholder accounts,(( or for other services for which "service fees" lawfully may be paid in accordance with applicable rules and regulations.))
 6. The Fund presently pays, and will continue to pay, a management fee to Fidelity Management and Research Company (the "Adviser") pursuant to a management agreement between the Fund and the Adviser (the "Management Contract"). It is recognized that the Adviser may use its management fee revenue, as well as its past profits or its resources from any other source, to make payments to the Distributor with respect to any expenses incurred in connection with the distribution of Class B Shares, including the activities referred to in paragraphs 2 and 3 hereof. To the extent that the payment of management fees by the Fund to the Adviser should be deemed to be indirect financing of any activity primarily intended to result in the sale of Class B Shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.
 7. This Plan shall become effective upon the first business day of the month following approval by "a vote of at least a majority of the outstanding voting securities" (as defined in the Act) of Class B, this Plan having been approved by a vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 8. This Plan shall, unless terminated as hereinafter provided, remain in effect until [date](( April 30, 1998,)) and from year to year thereafter; provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the fees provided for in paragraphs 4 and 5 hereof or any amendment of the Management Contract to increase the amount to be paid by the Fund thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of Class B, in the case of this Plan, or upon approval by a vote of the majority of the outstanding voting securities of the Fund, in the case of the Management Contract, and (b) any material amendment of this Plan shall be effective only upon approval in the manner provided in the first sentence of [paragraph 7] ((this paragraph 8.))
 9. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of Class B.
 10. During the existence of this Plan, the Trust shall require the Adviser and/or the Distributor to provide the Trust, for review by the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of Class B Shares (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 11. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of Class B Shares.
 12. Consistent with the limitation of shareholder liability as set forth in the Trust's Declaration of Trust, any obligation assumed by Class B pursuant to this Plan and any agreement related to this Plan shall be limited in all cases to Class B and its assets and shall not constitute an obligation of any shareholder of the Trust or of any other class of the Fund, series of the Trust or class of such series.
 13. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.
EXHIBIT 7
((UNDERLINED)) DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF
DISTRIBUTION AND SERVICE PLAN
((Fidelity Strategic Opportunities Fund
Class T Shares))
 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") for ((the Class T shares of ))Fidelity Advisor Strategic Opportunities Fund ("Class T"), [(formerly Fidelity Special Situations Fund: Plymouth Class)] a class((of shares)) of Fidelity Advisor Strategic Opportunities Fund (the "Fund"), ((a portfolio of Fidelity Advisor Series VIII (the "Trust").))
 2. The [Fund] ((Trust)) has entered into a General Distribution Agreement on behalf of the [Portfolio] ((Fund ))with Fidelity Distributors Corporation (the "Distributor"), [a wholly-owned subsidiary of Fidelity Management & Research Company (the "Adviser"),] under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers of the Fund's shares of beneficial interest (the "Shares"). Such efforts may include, but neither are required to include nor are limited to, the following: ( 1 ) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; (2) preparation, printing and distribution of sales literature; (3) preparation, printing and distribution of prospectuses of the Fund and reports to recipients other than the existing shareholders of the Fund; (4) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; (5) making payments to securities dealers and others engaged in the sale of Shares or who engage in shareholder support services; and (6) providing training, marketing and support to such dealers [and others] with respect to the sale of Shares.
 3. In consideration for the services provided and the expenses incurred by the Distributor pursuant to the General Distribution Agreement ((and paragraph 2 hereof, all with respect to Class T Shares,)) Class T shall pay to the Distributor a fee at the annual rate of .65% (((or such lesser amount as the Trustees may, from time to time, determine))) of ((the)) average daily net assets [determined as of the close of business on each day] ((of Class T ))throughout the month. [, but excluding assets attributable to shares purchased more than 144 months prior to such day. Such fees are to be computed and paid monthly.] ((The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Fund's then current Prospectus for the determination of the net asset value of the Fund's Class T Shares.)) The Distributor may use all or any portion of the fee received pursuant to [the] this Plan to compensate securities dealers or other persons who have engaged in the sale of Class T Shares or in shareholder support services pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under paragraph 2 hereof.
 4. The Fund presently pays, and will continue to pay, a management fee to [the Adviser](( Fidelity Management & Research Company ("the Adviser"))) pursuant to a management agreement between the Fund and the Adviser (the "Management Contract"). It is recognized that the Adviser may use its management fee revenue, as well as its past profits or its resources from any other source, to make [payments] ((payment)) to the Distributor with respect to any expenses incurred in connection with the distribution of ((Class T)) Shares, including the activities referred to in [paragraphs 2 and 3] ((paragraph 2)) hereof. To the extent that the payment of management fees by the Fund to the Adviser should be deemed to be indirect financing of any activity primarily intended to result in the sale of ((Class T)) Shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.
 5. This Plan shall become effective upon the first business day of the month following approval by a vote of at least a "majority of the outstanding voting securities [of Class T]" (as defined in the Act) ((of Class T)), this Plan having been approved by a vote of a majority of the Trustees of the [Fund] ((Trust)), including a majority of Trustees who are not "interested persons" of the [Fund] ((Trust)) (as defined in the Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement related to the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 6. This Plan shall, unless terminated as hereinafter provided, remain in effect until [July 31, 1988](( April 30, 1998,)) and from year to year thereafter; provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the [Fund] ((Trust,)) including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the fee provided for in paragraph 3 hereof or any amendment of the Management Contract to increase the amount to be paid by [Class T](( the Fund)) thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of Class T, ((in the case of this Plan, or upon approval by a vote of a majority of the outstanding voting securities of the Fund in the case of the Management Contract,)) and (b) any material amendment of this Plan shall be effective only upon approval in the manner provided in the first sentence of this paragraph 6.
 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of Class T.
 8. During the existence of this Plan, the [Fund] ((Trust)) shall require the Adviser and/or the Distributor to provide the [Fund] ((Trust,)) for review by the [Fund 's] Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of shares of Class T (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of [shares of Class T] ((Class T Shares.))
 10. Consistent with the limitation of shareholder liability as set forth in the [Fund's] ((Trust's)) Declaration of Trust, [any] obligation assumed by Class T pursuant to this Plan and any agreement related to this Plan shall be limited in all cases to Class T and its assets and shall not constitute an obligation of any shareholder of the [Fund] Trust or of any other class [or series of shares] of the Fund, ((series of the Trust or class of such series.))
 11. If any provision of the Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.
EXHIBIT 8
((UNDERLINED)) DISCLOSURE WILL BE ADDED;
[BRACKETED] DISCLOSURE WILL BE DELETED.
FORM OF
DISTRIBUTION AND SERVICE PLAN
FIDELITY ADVISOR EMERGING MARKETS INCOME FUND
CLASS T SHARES
[(formerly Class A Shares)]
 1. This Distribution and Service Plan (the "Plan"), when effective in accordance with its terms, shall be the written plan contemplated by Securities and Exchange Commission Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act") for(( the Class T shares of)) Fidelity Advisor Emerging Markets Income Fund ((("Class T"), a class of shares of Fidelity Advisor Emerging Markets Income Fund)) (the "Fund"), a [series] ((portfolio)) of Fidelity Advisor Series VIII (the "Trust").
 2. The Trust has entered into a General Distribution Agreement on behalf of the fund with Fidelity Distributors Corporation (the "Distributor"), under which the Distributor uses all reasonable efforts, consistent with its other business, to secure purchasers of the Fund's shares of beneficial interest (the "Shares"). Such efforts may include, but neither are required to include nor are limited to, the following: (1) formulation and implementation of marketing and promotional activities, such as mail promotions and television, radio, newspaper, magazine and other mass media advertising; (2) preparation, printing and distribution of sales literature; (3) preparation, printing and distribution of prospectuses of the Fund and reports to recipients other than ((the)) existing shareholders of the Fund; (4) obtaining such information, analyses and reports with respect to marketing and promotional activities as the Distributor may, from time to time, deem advisable; (5) making payments to securities dealers and others engaged in the sale of Shares or who engage in shareholder support services [("Investment Professionals")]; and (6) providing training, marketing and support to [Investment Professionals](( such dealers)) with respect to the sale of Shares.
 3. In consideration for the services provided and the expenses incurred by the Distributor pursuant to the General Distribution Agreement ((and paragraph 2 hereof, all with respect to Class T Shares,)) [the Fund] ((Class T)) shall pay to the Distributor a fee at the annual rate of .40% (((or such lesser amount as the Trustees may, from time to time, determine))) of [its] ((the)) average daily net assets ((of Class T)) throughout the month. The determination of daily net assets shall be made at the close of business each day throughout the month and computed in the manner specified in the Fund's then current Prospectus for the determination of the net asset value of the Fund's ((Class T))Shares. [but excluding assets attributable to shares purchase more than 144 months prior to such day.] The Distributor may use all or any portion of the fee received pursuant to [the] this Plan to compensate securities dealers or other persons who have engaged in the sale of ((Class T)) Shares or in shareholder support services pursuant to agreements with the Distributor, or to pay any of the expenses associated with other activities authorized under paragraph 2 hereof.
 4. The Fund presently pays, and will continue to pay, a management fee to Fidelity Management and Research Company (the "Adviser") pursuant to a management agreement between the Fund and the Adviser (the "Management Contract"). It is recognized that the Adviser may use its management fee revenue, as well as its past profits or its resources from any other source, to make payments to the Distributor with respect to any expenses incurred in connection with the distribution of Share, including the activities referred to in [paragraphs 2 and 3] ((paragraph 2)) hereof. To the extent that the payment of management fees by the Fund to the Adviser should be deemed to be indirect financing of any activity primary intended to result in the sale of ((Class T)) Shares within the meaning of Rule 12b-1, then such payment shall be deemed to be authorized by this Plan.
 5. This plan shall become effective upon the first business day of the month following approval by a vote of at least "a majority of the outstanding voting securities" (as defined in the Act) of [the Fund] ((Class T)), this Plan having been approved by a vote of a majority of the Trustees of the Trust, including a majority of Trustees who are not "interested persons" of the Trust (as defined in the Act) and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (the "Independent Trustees"), cast in person at a meeting called for the purpose of voting on this Plan.
 6. This Plan shall, unless terminated as hereinafter provided, remain in
effect until [July 31, 1995] ((April 30, 199   8    ,)) and from year to
year thereafter; provided, however, that such continuance is subject to approval annually by a vote of a majority of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on this Plan. This Plan may be amended at any time by the Board of Trustees, provided that (a) any amendment to increase materially the [fees] ((fee ))provided for in [paragraphs 4 and 5] ((paragraph 3)) hereof or any amendment of the Management Contract to increase the amount to be paid by the Fund thereunder shall be effective only upon approval by a vote of a majority of the outstanding voting securities of [the Fund] ((Class T, in the case of this Plan, or upon approval by a vote of a majority of the outstanding voting securities of the Fund, in the case of the Management Contract,)) and (b) any material amendment of this Plan shall be effective only upon approval in the manner provided in the first sentence of ((this)) paragraph 6.
 7. This Plan may be terminated at any time, without the payment of any penalty, by vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of [the Fund] ((Class T.))
 8. During the existence of this Plan, the Trust shall require the Adviser and/or the Distributor to provide the Trust, for review by the Trustees, and the Trustees shall review, at least quarterly, a written report of the amounts expended in connection with financing any activity primarily intended to result in the sale of shares of [the Fund] ((Class T)) (making estimates of such costs where necessary or desirable) and the purposes for which such expenditures were made.
 9. This Plan does not require the Adviser or Distributor to perform any specific type or level of distribution activities or to incur any specific level of expenses for activities primarily intended to result in the sale of [shares of the Fund] ((Class T Shares.))
 10. Consistent with the limitation of shareholder liability as set forth in the Trust's Declaration of Trust, any obligation assumed by [the Fund](( Class T ))pursuant to this Plan and any agreement related to this Plan shall be limited in all cases to [the Fund](( Class T ))and its assets and shall not constitute an obligation of any shareholder of the Trust or of any other class of the Fund, series of the Trust or class of such series.
 11. If any provision of this Plan shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Plan shall not be affected thereby.
EXHIBIT 9
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of
the 19th day of December 1996, by and between    Fidelity Advisor
Strategic Opportunities Fund (the Fund), a separate series of Fidelity Advisor Series VIII and Fidelity Advisor Series I (the Trust), each a business trust duly formed under the laws of the Commonwealth of Massachusetts.
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of the Fund to a series of the Trust (the Series) solely in exchange for shares of beneficial interest of the applicable classes of the Series (the Trust Series Shares) and the assumption by the Series of the Fund's liabilities; and (b) the constructive distribution of such Trust Series Shares of the applicable classes by the Fund to its shareholders (Fund Shareholders) in complete liquidation and termination of the Fund in exchange for all of the Fund's outstanding shares of the corresponding classes (Fund Shares). The Fund shall receive shares of the Series equal to the number of Fund Shares on the Closing Date (as defined below). Immediately thereafter, the Fund shall then distribute to each Fund Shareholder one Trust Series Share for each Fund Share held by the shareholder on the Closing Date. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
 1. REPRESENTATIONS AND WARRANTIES OF THE FUND
  Advisor VIII on behalf of the Fund represents and warrants as follows:
  (a) The Fund is a series of Advisor VIII, a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
  (b) The Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940 (the 1940 Act), as amended, or is a series of a registrant and such registration is in full force and effect;
  (c) The Fund is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Amended and Restated Declaration of Trust or the Fund's Bylaws, or, to the Fund's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or is bound;
  (d) The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;
  (e) To the Fund's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets which assert liability on the part of the Fund, except as previously disclosed in writing to the Trust. The Fund knows of no facts that might form the basis for the institution of such proceedings;
  (f) The Fund has filed or will file all federal and state tax returns which, to the knowledge of the Fund's officers, are required to be filed by the Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
  (g) All of the issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Fund will, at the Closing Date, be held by the persons and in the amounts as certified in accordance with the provisions of this Agreement;
  (h) The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;
  (i) At both the Valuation Time (as defined in Section 4) and the Closing Date (as defined in Section 6), the Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Fund to be transferred to the Series pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Series will acquire the Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Series) and without any restrictions upon the transfer thereof;
  (j) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Fund, and this Agreement constitutes a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to shareholder approval;
  (k) To the best of the knowledge of the Fund's management, there is no plan or intention by the Fund's shareholders to sell, exchange or otherwise dispose of any of the Trust Series Shares to be received in the Reorganization;
  (l) The Fund shares are widely held and may be purchased and redeemed upon request;
  (m) No consideration other than Trust Series Shares will be issued in exchange for the Fund Shares in the Reorganization;
  (n) Immediately following consummation of the Reorganization, the Fund Shareholders will own all of the Trust Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the Reorganization;
  (o) Immediately following the consummation of the Reorganization, the Trust will hold on behalf of the Series the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the Reorganization. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the Reorganization will, in the aggregate, constitute less than 1% of the net assets of the Fund;
  (p) At the time of the Reorganization, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in the Fund;
  (q) There is no intercompany indebtedness between the Series and the Fund that was issued, acquired or that will be settled at a discount;
  (r) The Fund's liabilities to be assumed by the Series in the Reorganization were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;
  (s) The Fund's shareholders each will pay their own expenses, if any, incurred in connection with the Reorganization;
  (t) The fair market value of the Fund's assets to be transferred by the Fund to the Series will equal or exceed the Fund's liabilities to be assumed by the Series plus the liabilities to which the transferred assets are subject;
  (u) The Fund is a regulated investment company as defined in Section 851 of the Internal Revenue Code of 1986, as amended;
  (v) At the time of the Reorganization, the Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;
  (w) To the Fund's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (the 1933 Act), the Securities Exchange Act of 1934 (the 1934 Act), and the 1940 Act;
  (x) The Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 1996 and those incurred in the ordinary course of the Fund's business as an investment company since December 31, 1996; and
  (y) The Fund will be liquidated immediately after the Reorganization.
 2. REPRESENTATIONS AND WARRANTIES OF THE TRUST
  The Trust represents and warrants as follows:
  (a) The Trust is a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
  (b) The Trust is duly registered as an open-end management investment company under the 1940 Act, and the Series is a duly established and designated series of the Trust;
  (c) The Trust is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Amended and Restated Declaration of Trust or the Trust's Bylaws, or, to the Trust's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Trust is a party or is bound;
  (d) To the Trust's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Trust or any of its properties or assets which assert liability on the part of the Trust, except as previously disclosed in writing to the Trust. The Trust knows of no facts that might form the basis for the institution of such proceedings;
  (e) The Trust intends for the Series to be a regulated investment company, under Section 851 of the Code;
  (f) Prior to the Closing Date, there shall be no issued and outstanding Trust Series Shares or any other securities issued by the Series (except for the one share of each class that may be issued to FMR); Trust Series Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding, fully paid and non-assessable under Massachusetts law on the Closing Date;
  (g) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Trust, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Trust enforceable against the Series in accordance with its terms;
  (h) The Trust Series Shares at the Closing will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Massachusetts law except that under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, may be held personally liable for obligations of the Trust;
  (i) The fair market value of the Trust Series Shares to be received by the Fund Shareholders will be equal to the fair market value of their Fund Shares constructively surrendered in exchange therefor;
  (j) The Trust has no plan or intention on behalf of the Series to issue additional Trust Series Shares following the Reorganization except for issuance of shares arising in the ordinary course of the business of the Series as the series of an open-end investment company;
  (k) The Trust has no plan or intention to reacquire the Trust Series Shares issued to the Fund Shareholders pursuant to the Reorganization other than through redemptions arising in the ordinary course of the business of the Series as a series of an open-end investment company;
  (l) Following the Reorganization, the Trust, on behalf of the Series, will continue the Fund's historic business;
  (m) The Trust has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;
  (n) The information to be furnished by the Trust with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
  (o) The Trust, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to operate after the Closing Date; and
  (p) To the Trust's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act.
 3. REORGANIZATION
  (a) Subject to the requisite approval of the shareholders of the Fund and to the other terms and conditions contained herein, the Fund agrees to assign, convey, transfer, and deliver to the Series established by the Trust solely for the purpose of acquiring all of the assets of the Fund, which Series has not issued any Trust Series Shares (except for one share of each class that may be issued to FMR) or commenced operations, on the Closing Date all of the assets of the Fund of any kind and nature existing on the Closing Date. The Series agrees in exchange therefor (1) to assume all of the Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (2) to issue and deliver to the Fund the number of full and fractional Trust Series Shares of the applicable classes equal to the value and number of full and fractional shares of the corresponding classes of the Fund outstanding at the time of the closing, as described in paragraph 6, on the Closing Date provided for in Section 6(a).
  (b) The assets of the Fund to be acquired by the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Fund, and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing Date. The Fund will pay or cause to be paid to the Series any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Series hereunder, and the Series will retain any dividend or interest payments received by it after the Valuation Time (as defined in Section 4) with respect to the assets transferred hereunder without regard to the payment date thereof.
  (c) Immediately upon delivery to the Fund of the Trust Series Shares, the individual Trustees of Advisor VIII or any officer duly authorized by them, on Advisor VIII's behalf as the then sole shareholder of the Series, shall approve (i) a Management Contract between the Trust on behalf of the Series and FMR, (ii) Sub-Advisory Agreements between FMR and Fidelity Management & Research (U.K.) Inc. and Fidelity Management & Research (Far East) Inc.,
(iii) Distribution and Service Plans for Class A shares, Class B shares, Class T shares and Institutional Class shares under Rule 12b-1 under the 1940 Act between the Trust on behalf of the Series and Fidelity Distributors Corporation (FDC) substantively identical to the plans and
contracts in effect with the Fund    or class immediately prior to the
Closing Date (as defined below)    , except as to the parties to such
plan   s     or contracts, (iv) the independent accountants who currently serve in that capacity for the Fund, and (v) the adoption of revised fundamental policies described in Proposals 16 through 28 of the Proxy Statement.
  (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), the Fund will constructively distribute the Trust Series Shares of the applicable classes pro rata in proportion to their respective shares of beneficial interest of the corresponding classes of the Fund to Fund Shareholders of record determined as of the Valuation Time on the Closing Date in accordance with the Fund's Amended and Restated Declaration of Trust, in liquidation of such Fund. Such distribution will be accomplished by the Fund's transfer agent opening accounts on the share records of the Series in the names of such Fund Shareholders and transferring the Trust Series Shares of the applicable classes thereto. Each Fund Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Trust Series Shares of the applicable classes due that shareholder. All outstanding Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Fund's share transfer records. The Series shall not issue certificates representing Trust Series Shares in connection with such distribution.
  (e) Immediately after the distribution of the Trust Series Shares as set forth in Section 3(d), the Fund shall be liquidated and terminated and any such further actions shall be taken in connection therewith as required by applicable law.
  (f) Any transfer taxes payable upon issuance of Trust Series Shares in a name other than that of the registered holder on the Fund's books of the Fund Shares constructively exchanged for the Trust Series Shares shall be paid by the person to whom such Trust Series Shares are to be issued, as a condition of such transfer.
  (g) Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the date on which it is liquidated.
 4. VALUATION
  (a) The valuation time shall be 4:00 p.m. Eastern time on the Closing Date (the Valuation Time).
  (b) The value of the Fund's net assets to be acquired by the Series hereunder shall be the net asset value computed as of the Valuation Time, using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information.
  (c) The number, value, class and denomination of full and fractional Trust Series Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value, class and denomination of full and fractional Fund Shares outstanding on the Closing Date.
  (d) All computations pursuant to this Section shall be made by
   Fidelity Investments Institutional Operations Company (FIIOC)    , a
division of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.
 5. FEES; EXPENSES
  (a) The Trust and the Fund each represent that there is no person who dealt with it who by reason of such dealings is entitled to any broker's or finder's fees or commissions arising out of the transactions contemplated hereby.
  (b) The Fund shall be responsible for all expenses, fees and other charges, subject to FMR's voluntary expense limitation, if applicable.
 6. CLOSING DATE
  (a) The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Trust Series Shares, as described above, together with related acts necessary to consummate the same, (the Closing), unless otherwise provided herein, shall occur at the principal office of Advisor VIII and the Trust, 82 Devonshire
Street, Boston, Massachusetts, on    February 28    , 199   8    , or at
such other place or date as the parties may agree in writing (the Closing
Date). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Time or at such other time and/or place as the parties may agree.
  (b) In the event that, on the Closing Date: (i) any of the markets for securities held by the Fund are closed to trading, or (ii) trading thereon is restricted, or (iii) trading or reporting of trading on said markets or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.
  (c) The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified Bank of New York, as custodian for the Fund, of the Fund's reorganization to a series of the Trust.
  (d)    FIIOC    , as transfer agent for the Fund, shall deliver at the
Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Trust Series Shares. The Trust shall issue and deliver a confirmation to the Fund evidencing the Trust Series Shares to be credited on the Closing Date or provide evidence satisfactory to the Fund that such Trust Series Shares have been credited to the Fund's account on the books of the Trust. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
 7. SHAREHOLDER MEETING AND TERMINATION OF THE FUND
  (a) The Fund agrees to call a meeting of its shareholders (the Shareholders' Meeting) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.
  (b) The Fund agrees that as soon as reasonably practicable after distribution of the Trust Series Shares, the Fund shall be liquidated and terminated as a series of Advisor VIII pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Fund shall not conduct any business except in connection with its liquidation and termination.
 8. CONDITIONS TO OBLIGATIONS OF THE TRUST
  The obligations of the Trust hereunder shall be subject to the following conditions:
  (a) That the Fund furnishes to the Trust a statement, dated as of the Closing Date, signed by an officer of Advisor VIII, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects and that the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
  (b) That the Fund furnishes the Trust with copies of the resolutions, certified by an officer of Advisor VIII, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
  (c) That the Fund shall deliver to the Trust at the Closing a statement of its assets and liabilities, together with a certificate as to the aggregate asset value of the Fund's portfolio securities, all as of the Valuation Time, certified on the Fund's behalf by its Treasurer or Assistant Treasurer;
  (d) That the Fund's custodian shall deliver to the Trust a certificate identifying the assets of the Fund held by such custodian as of the Valuation Time on the Closing Date and stating that at the Valuation Time:
(i) the assets held by the custodian will be transferred to the Series;
(ii) the Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
  (e) That the Fund's transfer agent shall deliver to the Trust at the Closing a certificate setting forth the number of shares of each class of the Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares of each class held of record by each such shareholder;
  (f) That the Fund calls a Shareholders' Meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby;
  (g) That the Fund delivers to the Trust a certificate of an officer of Advisor VIII, dated the Closing Date, that there has been no material adverse change in the Fund's financial position since December 31, 1996, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
  (h) That all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Fund or its transfer agent by the Trust or its agents shall have revealed otherwise, the Fund shall have taken all actions that in the opinion of the Trust are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws.
 9. CONDITIONS TO OBLIGATIONS OF THE FUND
  The obligations of the Fund hereunder shall be subject to the following conditions:
  (a) That the Trust shall have executed and delivered to the Fund an Assumption of Liabilities, certified by an officer of the Trust, dated as
of the Closing Date pursuant to which    the     Trust on behalf of the
Series will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
  (b) That the Trust furnishes to the Fund a statement, dated as of the
Closing Date, signed by an officer of    the     Trust, certifying that as
of the Valuation Time and the Closing Date all representations and warranties of the Series made in this Agreement are true and correct in all material respects, and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
  (c) That the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund and the Trust, to the effect that the Trust Series Shares are duly authorized and upon delivery to the Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable under Massachusetts law.
 10. CONDITIONS TO OBLIGATIONS OF THE FUND AND THE TRUST
  The obligations of the Fund and the Trust hereunder shall be subject to the following conditions:
  (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
  (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by the Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust or the Fund, provided that either party hereto may for itself waive any of such conditions;
  (c) That all proceedings taken by either the Fund or the Series in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
  (d) That the Trust shall have taken all necessary action so that the Series shall be a series of a registered open-end investment company under the 1940 Act immediately after the closing;
  (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
  (f) That the Trust and the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to the Trust and the Fund that for federal income tax purposes:
   (i) The Reorganization will be a reorganization under Section 368(a)(1)(F) of the Code, and the Fund and the Series will each be parties to the Reorganization under section 368(b) of the Code;
   (ii) No gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Series in exchange solely for the Trust Series Shares of the applicable classes and the assumption of the Fund's liabilities followed by the distribution of the Trust Series Shares to the shareholders of the corresponding classes of the Fund in liquidation of the Fund;
   (iii) No gain or loss will be recognized by the Series on the receipt of the Fund's assets in exchange solely for the Trust Series Shares and the assumption of the Fund's liabilities;
   (iv) The basis of the Fund's assets in the hands of the Series will be the same as the basis of such assets in the Fund's hands immediately prior to the Reorganization;
   (v) The Series' holding period in the assets to be received from the Fund will include the Fund's holding period in such assets;
   (vi) A Fund Shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in the Fund for the Trust Series Shares in the Reorganization;
   (vii) A Fund Shareholder's basis in the Trust Series Shares to be received by him or her will be the same as his or her basis in the Fund Shares exchanged therefor;
   (viii) A Fund Shareholder's holding period for his or her Trust Series Shares will include the holding period of the Fund Shares exchanged, provided that those Fund Shares were held as capital assets on the date of the Reorganization.
   Notwithstanding anything herein to the contrary, neither the Fund nor the Trust may waive the conditions set forth in this subsection 10(f).
 11. COVENANTS OF THE FUND AND THE TRUST
  (a) The Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions.
  (b) The Fund covenants that the Trust Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
  (c) The Fund covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Fund Shares.
  (d) The Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and, after the Closing Date, the Fund will not conduct any business except in connection with its liquidation and termination.
 12. TERMINATION; WAIVER
  (a) The Trust and the Fund may terminate this Agreement by mutual agreement. In addition, either the Trust or the Fund may at its option terminate this Agreement at or prior to the Closing Date because:
   (i) Of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
   (ii) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
  (b) In the event of any such termination, there shall be no liability for damages on the part of the Trust or the Fund, or their respective Trustees or officers.
 13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES
  (a). This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
  (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Series or the Fund; provided, however, that following the shareholders' meeting called by the Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Series Shares to be received by the Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.
  (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
 The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
 14. DECLARATIONS OF TRUST
  Copies of the Declaration of Trust of the Trust and Advisor VIII, as restated and amended, are on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust and Advisor VIII as trustees and not individually and that the obligations of the Fund and the Series under this instrument are not binding upon any of such Fund's or Trust's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund or Series. The Fund and the Trust each agrees that its obligations hereunder apply only to such Fund and the Series, respectively, and not to its shareholders individually or to the Trustees of such Fund or Series.
 15. ASSIGNMENT.
  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
    [SIGNATURE LINES OMITTED]
EXHIBIT 10
AGREEMENT AND PLAN OF REORGANIZATION
 THIS AGREEMENT AND PLAN OF REORGANIZATION (the Agreement) is made as of
the 19th day of December 1996, by and between    Fidelity Advisor
    Strategic Income Fund (the Fund), a separate series of Fidelity Advisor Series VIII (Advisor VIII) and Fidelity Advisor Series II (the Trust), each a business trust duly formed under the laws of the Commonwealth of Massachusetts.
 This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the Code). The reorganization will comprise: (a) the transfer of all of the assets of the Fund to a series of the Trust (the Series) solely in exchange for shares of beneficial interest of the applicable classes of the Series (the Trust Series Shares) and the assumption by the Series of the Fund's liabilities; and (b) the constructive distribution of such Trust Series Shares of the applicable classes by the Fund to its shareholders (Fund Shareholders) in complete liquidation and termination of the Fund in exchange for all of the Fund's outstanding shares of the corresponding classes (Fund Shares). The Fund shall receive shares of the Series equal to the number of Fund Shares on the Closing Date (as defined below). Immediately thereafter, the Fund shall then distribute to each Fund Shareholder one Trust Series Share for each Fund Share held by the shareholder on the Closing Date. The foregoing transactions are referred to herein as the "Reorganization."
 In consideration of the mutual promises and subject to the terms and conditions herein, the parties covenant and agree as follows:
 1. REPRESENTATIONS AND WARRANTIES OF THE FUND
  Advisor VIII on behalf of the Fund represents and warrants as follows:
  (a) The Fund is a series of Advisor VIII, a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts and has the power to own all of its properties and assets and to carry out its obligations under this Agreement. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
  (b) The Fund is duly registered as an open-end management investment company under the Investment Company Act of 1940 (the 1940 Act), as amended, or is a series of a registrant and such registration is in full force and effect;
  (c) The Fund is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Amended and Restated Declaration of Trust or the Fund's Bylaws, or, to the Fund's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Fund is a party or is bound;
  (d) The Fund has no material contracts or other commitments (other than this Agreement) that will not be terminated without liability to the Fund on or prior to the Closing Date;
  (e) To the Fund's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Fund or any of its properties or assets which assert liability on the part of the Fund, except as previously disclosed in writing to the Trust. The Fund knows of no facts that might form the basis for the institution of such proceedings;
  (f) The Fund has filed or will file all federal and state tax returns which, to the knowledge of the Fund's officers, are required to be filed by the Fund and has paid or will pay all federal and state taxes shown to be due on said returns or provision shall have been made for the payment thereof, and, to the best of the Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;
  (g) All of the issued and outstanding shares of the Fund are, and at the Closing Date will be, duly and validly issued and outstanding and fully paid and nonassessable as a matter of Massachusetts law (except as disclosed in the Fund's Statement of Additional Information), and have been offered for sale in conformity with all applicable federal securities laws. All of the issued and outstanding shares of the Fund will, at the Closing Date, be held by the persons and in the amounts as certified in accordance with the provisions of this Agreement;
  (h) The information to be furnished by the Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations thereunder applicable thereto;
  (i) At both the Valuation Time (as defined in Section 4) and the Closing Date (as defined in Section 6), the Fund will have the full right, power, and authority to sell, assign, transfer, and deliver its portfolio securities and any other assets of the Fund to be transferred to the Series pursuant to this Agreement. At the Closing Date, subject only to the delivery of the Fund's portfolio securities and any such other assets as contemplated by this Agreement, the Series will acquire the Fund's portfolio securities and any such other assets subject to no encumbrances, liens, or security interests (except for those that may arise in the ordinary course and are disclosed to the Series) and without any restrictions upon the transfer thereof;
  (j) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Fund, and this Agreement constitutes a valid and binding obligation of the Fund enforceable in accordance with its terms, subject to shareholder approval;
  (k) To the best of the knowledge of the Fund's management, there is no plan or intention by the Fund's shareholders to sell, exchange or otherwise dispose of any of the Trust Series Shares to be received in the Reorganization;
  (l) The Fund shares are widely held and may be purchased and redeemed upon request;
  (m) No consideration other than Trust Series Shares will be issued in exchange for the Fund Shares in the Reorganization;
  (n) Immediately following consummation of the Reorganization, the Fund Shareholders will own all of the Trust Series Shares and will own such shares solely by reason of their ownership of the Fund Shares immediately prior to the Reorganization;
  (o) Immediately following the consummation of the Reorganization, the Trust will hold on behalf of the Series the same assets and be subject to the same liabilities that the Fund held or was subject to immediately prior thereto, except for assets used to pay expenses incurred in connection with the Reorganization. Assets used to pay expenses and all distributions (except for distributions and redemptions arising in the ordinary course of the Fund's business as an open-end investment company) made by the Fund immediately preceding the Reorganization will, in the aggregate, constitute less than 1% of the net assets of the Fund;
  (p) At the time of the Reorganization, the Fund will not have outstanding any warrants, options, convertible securities, or any other type of right pursuant to which any person could acquire stock in the Fund;
  (q) There is no intercompany indebtedness between the Series and the Fund that was issued, acquired or that will be settled at a discount;
  (r) The Fund's liabilities to be assumed by the Series in the Reorganization were incurred by the Fund in the ordinary course of its business and are associated with the assets to be transferred;
  (s) The Fund's shareholders each will pay their own expenses, if any, incurred in connection with the Reorganization;
  (t) The fair market value of the Fund's assets to be transferred by the Fund to the Series will equal or exceed the Fund's liabilities to be assumed by the Series plus the liabilities to which the transferred assets are subject;
  (u) The Fund is a regulated investment company as defined in Section 851 of the Internal Revenue Code of 1986, as amended;
  (v) At the time of the Reorganization, the Fund is not under the jurisdiction of a court in a proceeding under Title 11 of the United States Code or similar case within the meaning of Section 368(a)(3)(A) of the Code;
  (w) To the Fund's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated by this Agreement, except such as have been obtained under the Securities Act of 1933 (the 1933 Act), the Securities Exchange Act of 1934 (the 1934 Act), and the 1940 Act;
  (x) The Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown as belonging to it on its statement of assets and liabilities as of December 31, 1996 and those incurred in the ordinary course of the Fund's business as an investment company since December 31, 1996; and
  (y) The Fund will be liquidated immediately after the Reorganization.
 2. REPRESENTATIONS AND WARRANTIES OF THE TRUST
  The Trust represents and warrants as follows:
  (a) The Trust is a business trust duly formed, validly existing, and in good standing under the laws of the Commonwealth of Massachusetts. It has all necessary federal, state, and local authorizations to carry out its business as now being conducted and to carry out this Agreement;
  (b) The Trust is duly registered as an open-end management investment company under the 1940 Act, and the Series is a duly established and designated series of the Trust;
  (c) The Trust is not in, and the execution, delivery and performance of this Agreement will not result in, violation of any provision of the Amended and Restated Declaration of Trust or the Trust's Bylaws, or, to the Trust's knowledge, of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust is a party or by which the Trust is bound or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which the Trust is a party or is bound;
  (d) To the Trust's knowledge, no material legal, administrative, or other proceeding or investigation of, or before, any court or governmental body presently is pending or threatened against the Trust or any of its properties or assets which assert liability on the part of the Trust, except as previously disclosed in writing to the Trust. The Trust knows of no facts that might form the basis for the institution of such proceedings;
  (e) The Trust intends for the Series to be a regulated investment company, under Section 851 of the Code;
  (f) Prior to the Closing Date, there shall be no issued and outstanding Trust Series Shares or any other securities issued by the Series (except for the one share of each class that may be issued to FMR); Trust Series Shares issued in connection with the transactions contemplated herein will be duly and validly issued and outstanding, fully paid and non-assessable under Massachusetts law on the Closing Date;
  (g) The execution, delivery, and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary corporate action on the part of the Trust, and, upon its proper execution, this Agreement will constitute a valid and binding obligation of the Trust enforceable against the Series in accordance with its terms;
  (h) The Trust Series Shares at the Closing will have been duly authorized and, when so issued and delivered, will be duly and validly issued shares of the Series, fully paid and non-assessable under Massachusetts law except that under Massachusetts law, shareholders of a Massachusetts business trust, under certain circumstances, may be held personally liable for obligations of the Trust;
  (i) The fair market value of the Trust Series Shares to be received by the Fund Shareholders will be equal to the fair market value of their Fund Shares constructively surrendered in exchange therefor;
  (j) The Trust has no plan or intention on behalf of the Series to issue additional Trust Series Shares following the Reorganization except for issuance of shares arising in the ordinary course of the business of the Series as the series of an open-end investment company;
  (k) The Trust has no plan or intention to reacquire the Trust Series Shares issued to the Fund Shareholders pursuant to the Reorganization other than through redemptions arising in the ordinary course of the business of the Series as a series of an open-end investment company;
  (l) Following the Reorganization, the Trust, on behalf of the Series, will continue the Fund's historic business;
  (m) The Trust has no plan or intention to sell or otherwise dispose of any of the Fund's assets to be acquired by the Series in the Reorganization, except for dispositions made in the ordinary course of its business and dispositions necessary to maintain the status of the Series as a regulated investment company under Section 851 of the Code;
  (n) The information to be furnished by the Trust with respect to the Series for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;
  (o) The Trust, on behalf of the Series, shall use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act and the 1940 Act as it may deem appropriate in order to operate after the Closing Date; and
  (p) To the Trust's knowledge, no consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Series of the transactions contemplated by this Agreement, except such as have been obtained under the 1933 Act, the 1934 Act, and the 1940 Act.
 3. REORGANIZATION
  (a) Subject to the requisite approval of the shareholders of the Fund and to the other terms and conditions contained herein, the Fund agrees to assign, convey, transfer, and deliver to the Series established by the Trust solely for the purpose of acquiring all of the assets of the Fund, which Series has not issued any Trust Series Shares (except for one share of each class that may be issued to FMR) or commenced operations, on the Closing Date all of the assets of the Fund of any kind and nature existing on the Closing Date. The Series agrees in exchange therefor (1) to assume all of the Fund's liabilities existing on or after the Closing Date, whether or not determinable on the Closing Date, and (2) to issue and deliver to the Fund the number of full and fractional Trust Series Shares of the applicable classes equal to the value and number of full and fractional shares of the corresponding classes of the Fund outstanding at the time of the closing, as described in paragraph 6, on the Closing Date provided for in Section 6(a).
  (b) The assets of the Fund to be acquired by the Series and allocated thereto shall include, without limitation, all cash, cash equivalents, securities, receivables (including interest or dividends receivables), claims, choses in action, and other property owned by the Fund, and any deferred or prepaid expenses shown as an asset on the books of the Fund on the Closing Date. The Fund will pay or cause to be paid to the Series any dividend or interest payments received by it on or after the Closing Date with respect to the assets transferred to the Series hereunder, and the Series will retain any dividend or interest payments received by it after the Valuation Time (as defined in Section 4) with respect to the assets transferred hereunder without regard to the payment date thereof.
  (c) Immediately upon delivery to the Fund of the Trust Series Shares, the individual Trustees of Advisor VIII or any officer duly authorized by them,
on behalf as the then sole shareholder of the Series, shal   l     approve
(i) a Management Contract between the Trust on behalf of the Series and FMR, (ii) Sub-Advisory Agreements between FMR and Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Far East) Inc., Fidelity International Investment Advisors, Fidelity International Investment Advisors (U.K.) Limited, and Fidelity Investments Japan Ltd.,
(iii) Distribution and Service Plans for Class A shares, Class B shares, Class T shares and Institutional Class shares under Rule 12b-1 under the 1940 Act between the Trust on behalf of the Series and Fidelity Distributors Corporation (FDC) substantively identical to the plans and
contracts in effect with the Fund    or class immediately prior to the
Closing Date (as defined below)    , except as to the parties to such plans
or contracts, and (iv) the independent accountants who currently serve in that capacity for the Fund.
  (d) Pursuant to this Agreement, as soon after the Closing Date as is conveniently practicable (the Liquidation Date), the Fund will constructively distribute the Trust Series Shares of the applicable classes pro rata in proportion to their respective shares of beneficial interest of the corresponding classes of the Fund to Fund Shareholders of record determined as of the Valuation Time on the Closing Date in accordance with the Fund's Amended and Restated Declaration of Trust, in liquidation of such Fund. Such distribution will be accomplished by the Fund's transfer agent opening accounts on the share records of the Series in the names of such Fund Shareholders and transferring the Trust Series Shares of the applicable classes thereto. Each Fund Shareholder's account shall be credited with the respective pro rata number of full and fractional (rounded to the third decimal place) Trust Series Shares of the applicable classes due that shareholder. All outstanding Fund Shares, including any represented by certificates, shall simultaneously be canceled on the Fund's share transfer records. The Series shall not issue certificates representing Trust Series Shares in connection with such distribution.
  (e) Immediately after the distribution of the Trust Series Shares as set forth in Section 3(d), the Fund shall be liquidated and terminated and any such further actions shall be taken in connection therewith as required by applicable law.
  (f) Any transfer taxes payable upon issuance of Trust Series Shares in a name other than that of the registered holder on the Fund's books of the Fund Shares constructively exchanged for the Trust Series Shares shall be paid by the person to whom such Trust Series Shares are to be issued, as a condition of such transfer.
  (g) Any reporting responsibility of the Fund is and shall remain the responsibility of the Fund up to and including the date on which it is liquidated.
 4. VALUATION
  (a) The valuation time shall be 4:00 p.m. Eastern time on the Closing Date (the Valuation Time).
  (b) The value of the Fund's net assets to be acquired by the Series hereunder shall be the net asset value computed as of the Valuation Time, using the valuation procedures set forth in the Fund's then current Prospectus and Statement of Additional Information.
  (c) The number, value, class and denomination of full and fractional Trust Series Shares to be issued in exchange for the Fund's net assets shall be equal to the number, value, class and denomination of full and fractional Fund Shares outstanding on the Closing Date.
  (d) All computations pursuant to this Section shall be made by
Fidelity Investments Institutional Operations Company (    FIIOC   )    , a
division of FMR Corp., in accordance with its regular practice as pricing agent for the Fund.
 5. FEES; EXPENSES
  (a) The Trust and the Fund each represent that there is no person who dealt with it who by reason of such dealings is entitled to any broker's or finder's fees or commissions arising out of the transactions contemplated hereby.
  (b) The Fund shall be responsible for all expenses, fees and other charges, subject to FMR's voluntary expense limitation, if applicable.
 6. CLOSING DATE
  (a) The transfer of the Fund's assets in exchange for the assumption by the Series of the Fund's liabilities and the issuance of Trust Series Shares, as described above, together with related acts necessary to consummate the same, (the Closing), unless otherwise provided herein, shall occur at the principal office of Advisor VIII and the Trust, 82 Devonshire
Street, Boston, Massachusetts, on    February 28, 1998     or at such other
place or date as the parties may agree in writing (the Closing Date). All acts taking place at the Closing shall be deemed to take place simultaneously as of the Valuation Time or at such other time and/or place as the parties may agree.
  (b) In the event that, on the Closing Date: (i) any of the markets for securities held by the Fund are closed to trading, or (ii) trading thereon is restricted, or (iii) trading or reporting of trading on said markets or elsewhere is disrupted, all so that accurate appraisal of the total net asset value of the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when such trading shall have been fully resumed and reporting shall have been restored, or such other date as the parties may agree.
  (c) The Fund shall deliver at the Closing a certificate of an authorized officer stating that it has notified Bank of New York, as custodian for the Fund, of the Fund's reorganization to a series of the Trust.
  (d)    FIIOC    , as transfer agent for the Fund, shall deliver at the
Closing a certificate as to the conversion on its books and records of each Fund Shareholder account to an account as a holder of Trust Series Shares. The Trust shall issue and deliver a confirmation to the Fund evidencing the Trust Series Shares to be credited on the Closing Date or provide evidence satisfactory to the Fund that such Trust Series Shares have been credited to the Fund's account on the books of the Trust. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.
 7. SHAREHOLDER MEETING AND TERMINATION OF THE FUND
  (a) The Fund agrees to call a meeting of its shareholders (the Shareholders' Meeting) to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby.
  (b) The Fund agrees that as soon as reasonably practicable after distribution of the Trust Series Shares, the Fund shall be liquidated and terminated as a series of Advisor VIII pursuant to its Amended and Restated Declaration of Trust, any further actions shall be taken in connection therewith as required by applicable law, and on and after the Closing Date the Fund shall not conduct any business except in connection with its liquidation and termination.
 8. CONDITIONS TO OBLIGATIONS OF THE TRUST
The obligations of the Trust hereunder shall be subject to the following conditions:
  (a) That the Fund furnishes to the Trust a statement, dated as of the Closing Date, signed by an officer of Advisor VIII, certifying that as of the Valuation Time and the Closing Date all representations and warranties of the Fund made in this Agreement are true and correct in all material respects and that the Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates;
  (b) That the Fund furnishes the Trust with copies of the resolutions, certified by an officer of Advisor VIII, evidencing the adoption of this Agreement and the approval of the transactions contemplated herein by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
  (c) That the Fund shall deliver to the Trust at the Closing a statement of its assets and liabilities, together with a certificate as to the aggregate asset value of the Fund's portfolio securities, all as of the Valuation Time, certified on the Fund's behalf by its Treasurer or Assistant Treasurer;
  (d) That the Fund's custodian shall deliver to the Trust a certificate identifying the assets of the Fund held by such custodian as of the Valuation Time on the Closing Date and stating that at the Valuation Time:
(i) the assets held by the custodian will be transferred to the Series;
(ii) the Fund's assets have been duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof; and (iii) to the best of the custodian's knowledge, all necessary taxes in conjunction with the delivery of the assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made;
  (e) That the Fund's transfer agent shall deliver to the Trust at the Closing a certificate setting forth the number of shares of each class of the Fund outstanding as of the Valuation Time and the name and address of each holder of record of any such shares and the number of shares of each class held of record by each such shareholder;
  (f) That the Fund calls a Shareholders' Meeting to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated hereby;
  (g) That the Fund delivers to the Trust a certificate of an officer of Advisor VIII, dated the Closing Date, that there has been no material adverse change in the Fund's financial position since December 31, 1996, other than changes in the market value of its portfolio securities, or changes due to net redemptions of its shares, dividends paid, or losses from operations; and
  (h) That all of the issued and outstanding shares of beneficial interest of the Fund shall have been offered for sale and sold in conformity with all applicable state securities laws and, to the extent that any audit of the records of the Fund or its transfer agent by the Trust or its agents shall have revealed otherwise, the Fund shall have taken all actions that in the opinion of the Trust are necessary to remedy any prior failure on the part of the Fund to have offered for sale and sold such shares in conformity with such laws.
 9. CONDITIONS TO OBLIGATIONS OF THE FUND
 The obligations of the Fund hereunder shall be subject to the following conditions:
  (a) That the Trust shall have executed and delivered to the Fund an Assumption of Liabilities, certified by an officer of the Trust, dated as
of the Closing Date pursuant to which    the     Trust on behalf of the
Series will assume all of the liabilities of the Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement;
  (b) That the Trust furnishes to the Fund a statement, dated as of the
Closing Date, signed by an officer of    the     Trust, certifying that as
of the Valuation Time and the Closing Date all representations and warranties of the Series made in this Agreement are true and correct in all material respects, and the Trust has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates; and
  (c) That the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP, counsel to the Fund and the Trust, to the effect that the Trust Series Shares are duly authorized and upon delivery to the Fund as provided in this Agreement will be validly issued and will be fully paid and nonassessable under Massachusetts law.
 10. CONDITIONS TO OBLIGATIONS OF THE FUND AND THE TRUST
  The obligations of the Fund and the Trust hereunder shall be subject to the following conditions:
  (a) That this Agreement shall have been adopted and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of beneficial interest of the Fund;
  (b) That all consents of other parties and all other consents, orders, and permits of federal, state, and local regulatory authorities (including those of the Commission and of state blue sky and securities authorities, including "no action" positions of such federal or state authorities) deemed necessary by the Trust or the Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order, or permit would not involve a risk of a material adverse effect on the assets or properties of the Trust or the Fund, provided that either party hereto may for itself waive any of such conditions;
  (c) That all proceedings taken by either the Fund or the Series in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to it and its counsel, Kirkpatrick & Lockhart LLP;
  (d) That the Trust shall have taken all necessary action so that the Series shall be a series of a registered open-end investment company under the 1940 Act immediately after the closing;
  (e) That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement;
  (f) That the Trust and the Fund shall have received an opinion of Kirkpatrick & Lockhart LLP satisfactory to the Trust and the Fund that for federal income tax purposes:
   (i) The Reorganization will be a reorganization under Section 368(a)(1)(F) of the Code, and the Fund and the Series will each be parties to the Reorganization under section 368(b) of the Code;
   (ii) No gain or loss will be recognized by the Fund upon the transfer of all of its assets to the Series in exchange solely for the Trust Series Shares of the applicable classes and the assumption of the Fund's liabilities followed by the distribution of the Trust Series Shares to the shareholders of the Fund in liquidation of the Fund;
   (iii) No gain or loss will be recognized by the Series on the receipt of the Fund's assets in exchange solely for the Trust Series Shares and the assumption of the corresponding classes of the Fund's liabilities;
   (iv) The basis of the Fund's assets in the hands of the Series will be the same as the basis of such assets in the Fund's hands immediately prior to the Reorganization;
   (v) The Series' holding period in the assets to be received from the Fund will include the Fund's holding period in such assets;
   (vi) A Fund Shareholder will recognize no gain or loss on the exchange of his or her shares of beneficial interest in the Fund for the Trust Series Shares in the Reorganization;
   (vii) A Fund Shareholder's basis in the Trust Series Shares to be received by him or her will be the same as his or her basis in the Fund Shares exchanged therefor;
   (viii) A Fund Shareholder's holding period for his or her Trust Series Shares will include the holding period of the Fund Shares exchanged, provided that those Fund Shares were held as capital assets on the date of the Reorganization.
   Notwithstanding anything herein to the contrary, neither the Fund nor the Trust may waive the conditions set forth in this subsection 10(f).
 11. COVENANTS OF THE FUND AND THE TRUST
  (a) The Fund covenants to operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the payment of customary dividends and distributions.
  (b) The Fund covenants that the Trust Series Shares are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.
  (c) The Fund covenants that it will assist the Trust in obtaining such information as the Trust reasonably requests concerning the beneficial ownership of Fund Shares.
  (d) The Fund covenants that its liquidation and termination will be effected in the manner provided in its Amended and Restated Declaration of Trust in accordance with applicable law and, after the Closing Date, the Fund will not conduct any business except in connection with its liquidation and termination.
 12. TERMINATION; WAIVER
  (a) The Trust and the Fund may terminate this Agreement by mutual agreement. In addition, either the Trust or the Fund may at its option terminate this Agreement at or prior to the Closing Date because:
   (i) Of a material breach by the other of any representation, warranty, or agreement contained herein to be performed at or prior to the Closing Date; or
   (ii) A condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.
  (b) In the event of any such termination, there shall be no liability for damages on the part of the Trust or the Fund, or their respective Trustees or officers.
 13. SOLE AGREEMENT; AMENDMENTS; WAIVERS; SURVIVAL OF WARRANTIES
  (a). This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto and shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts.
  (b) This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the respective President, any Vice President, or Treasurer of the Series or the Fund; provided, however, that following the shareholders' meeting called by the Fund pursuant to Section 7 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Series Shares to be received by the Fund shareholders under this Agreement to the detriment of such shareholders without their further approval.
  (c) Either Fund may waive any condition to its obligations hereunder, provided that such waiver does not have any material adverse effect on the interests of such Fund's shareholders.
  The representations, warranties, and covenants contained in the Agreement, or in any document delivered pursuant hereto or in connection herewith, shall survive the consummation of the transactions contemplated hereunder.
 14. DECLARATIONS OF TRUST
  Copies of the Declaration of Trust of the Trust and Advisor VIII, as restated and amended, are on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust and Advisor VIII as trustees and not individually and that the obligations of the Fund and the Series under this instrument are not binding upon any of such Fund's or Trust's Trustees, officers, or shareholders individually but are binding only upon the assets and property of such Fund or Series. The Fund and the Trust each agrees that its obligations hereunder apply only to such Fund and the Series, respectively, and not to its shareholders individually or to the Trustees of such Fund or Series.
 15. ASSIGNMENT.
  This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement.
 This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original.
 IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer.
    [SIGNATURE LINES OMITTED]
EXHIBIT 11
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)

INVESTMENT                                FISCAL         AVERAGE         RATIO OF NET
OBJECTIVE AND FUND                        YEAR END (A)   NET ASSETS      ADVISORY FEES
                                                         (MILLIONS)(B)   TO AVERAGE
                                                                         NET ASSETS
                                                                         PAID
                                                                         TO FMR (C)

TAXABLE BOND

Advisor Emerging
Markets Income: (<UNDEF>)

  Class A                                  12/31/96**    $ 0.3                            0.69%

  Class T                                  12/31/96       55.3                            0.69

  Class B                                  12/31/96       13.1                            0.69

  Institutional Class                      12/31/96       1.9                             0.69

Advisor Strategic Income: (<UNDEF>)

 Class A                                   12/31/96**     0.3                             0.59

 Class T                                   12/31/96       74.3                            0.59

 Class B                                   12/31/96       30.4                            0.59

 Institutional Class                       12/31/96       3.1                             0.59

Global Bond ((sigma))                      12/31/96       146.4                           0.70

New Markets Income (<UNDEF>)               12/31/96       221.9                           0.69

Real Estate High Income II                 12/31/96**     29.3                            0.74(dagger)

Variable Insurance Products Fund:

 High Income ((pound))                     12/31/96       1,248.1                         0.59

Variable Insurance Products Fund II:

 Investment Grade Bond                     12/31/96       203.1                           0.45

Variable Insurance Products Fund III:

 Government Investment                     12/31/96       17.9                            0.44

 High Yield ((pound))                      12/31/96       67.0                            0.59

U.S. Bond Index                            2/29/96        421.6                           -*

Capital & Income ((pound))                 4/30/96        2,328.3                         0.70

Intermediate Bond ((pound))                4/30/96        2,721.6                         0.45

Investment Grade Bond ((pound))            4/30/96        1,218.1                         0.45

Short-Term Bond ((pound))                  4/30/96        1,221.3                         0.45

Spartan Government Income                  4/30/96        243.8                           0.65

Spartan High Income ((pound))              4/30/96        1,042.0                         0.80

Spartan Short-Intermediate Government      4/30/96        92.0                            0.45*

The North Carolina Capital
Management Trust:

  Term Portfolio                           6/30/96        63.5                            0.38

Ginnie Mae ((pound))                       7/31/96        790.3                           0.45

Mortgage Securities ((pound))              7/31/96        470.6                           0.45

Spartan Limited Maturity                   7/31/96        799.0                           0.63*
Government ((pound))

Target Timeline Funds: ((pound))

 1999                                      7/31/96**      8.6                             -(dagger)*

 2001                                      7/31/96**      7.3                             -(dagger)*

 2003                                      7/31/96**      9.6                             -(dagger)*

Spartan Ginnie Mae                         8/31/96        436.4                           0.63*

Government Securities                      9/30/96        960.0                           0.45

Short-Intermediate                         9/30/96        129.3                           0.45
Government

Spartan Investment Grade Bond ((pound))    9/30/96        305.8                           0.65

Spartan Short-Term                         9/30/96        429.5                           0.65
Bond ((pound))

Advisor Government
Investment:

  Class A                                  10/31/96**    $ 0.2                            0.45%

  Class T                                  10/31/96       229.1                           0.45

  Class B                                  10/31/96       14.9                            0.45

  Institutional Class                      10/31/96       24.6                            0.45

Advisor High Yield: ((pound))

 Class A                                   10/31/96**     1.9                             0.60

 Class T                                   10/31/96       1,446.6                         0.60

 Class B                                   10/31/96       249.2                           0.60

 Institutional Class                       10/31/96       15.5                            0.60

Advisor Short Fixed
Income: ((pound))

  Class A                                  10/31/96**     0.1                             0.45

  Class T                                  10/31/96       483.2                           0.45

  Institutional Class                      10/31/96       10.5                            0.45

Advisor Intermediate Bond: ((pound))

 Class A                                   11/30/96**     0.4                             0.45

 Class T                                   11/30/96       254.8                           0.45

 Class B                                   11/30/96       18.2                            0.45

 Institutional Class                       11/30/96       214.9                           0.45

Institutional Short-                       11/30/96       341.6                           0.42*
Intermediate Government

Real Estate High Income                    11/30/96       76.3                            0.75


(a) All fund data are as of the fiscal year end noted in the chart or as of January 31, 1997, if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(dagger) Annualized
** Less than a complete fiscal year
(<UNDEF>) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far
East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund. ((sigma)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIAL U.K., with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
EXHIBIT 12
FUNDS ADVISED BY FMR - TABLE OF AVERAGE NET ASSETS AND EXPENSE RATIOS (A)

INVESTMENT                                    FISCAL         AVERAGE         RATIO OF NET
OBJECTIVE AND FUND                            YEAR END (A)   NET ASSETS      ADVISORY FEES
                                                             (MILLIONS)(B)   TO AVERAGE
                                                                             NET ASSETS
                                                                             PAID
                                                                             TO FMR (C)

GROWTH

Select Portfolios:

 Air Transportation ((pound))                  2/29/96       $ 69.0                           0.61%

 American Gold                                 2/29/96        351.1                           0.61

 Automotive ((pound))                          2/29/96        59.4                            0.61

 Biotechnology ((pound))                       2/29/96        598.6                           0.53*

 Brokerage and Investment

  Management ((pound))                         2/29/96        33.4                            0.37*

 Chemicals ((pound))                           2/29/96        78.5                            0.61

 Computers ((pound))                           2/29/96        476.7                           0.61

 Construction and                              2/29/96        42.3                            0.61
 Housing ((pound))

 Consumer Industries ((pound))                 2/29/96        35.3                            0.56*

 Defense and Aerospace ((pound))               2/29/96        21.4                            0.50*

 Developing                                    2/29/96        332.1                           0.61
 Communications ((pound))

 Electronics ((pound))                         2/29/96        917.2                           0.61

 Energy ((pound))                              2/29/96        112.9                           0.61

 Energy Service ((pound))                      2/29/96        160.3                           0.61

 Environmental                                 2/29/96        31.9                            0.61
 Services ((pound))

 Financial Services ((pound))                  2/29/96        196.3                           0.61

 Food and Agriculture ((pound))                2/29/96        209.8                           0.61

 Health Care ((pound))                         2/29/96        1,119.3                         0.61

 Home Finance ((pound))                        2/29/96        391.1                           0.61

 Industrial Equipment ((pound))                2/29/96        101.9                           0.61

 Industrial Materials ((pound))                2/29/96        127.1                           0.61

 Insurance ((pound))                           2/29/96        21.0                            0.61

 Leisure ((pound))                             2/29/96        79.4                            0.61

 Medical Delivery ((pound))                    2/29/96        197.1                           0.61

 Multimedia ((pound))                          2/29/96        95.8                            0.61

 Natural Gas ((pound))                         2/29/96        70.5                            0.61

 Paper and Forest                              2/29/96        58.2                            0.61
 Products ((pound))

 Precious Metals and                           2/29/96        382.3                           0.61
 Minerals ((pound))

 Regional Banks ((pound))                      2/29/96        229.9                           0.61

 Retailing ((pound))                           2/29/96        37.1                            0.61

 Software and Computer                         2/29/96        309.7                           0.61
 Services ((pound))

 Technology ((pound))                          2/29/96        383.1                           0.61

 Telecommunications ((pound))                  2/29/96        442.6                           0.61

 Transportation ((pound))                      2/29/96        10.9                            0.40*

 Utilities Growth((pound))                     2/29/96        264.0                           0.61

Magellan ((pound))                             3/31/96        50,517.5                        0.73

Large Cap Stock ((pound))                      4/30/96**      63.9                            0.62(dagger)

Mid Cap Stock ((pound))                        4/30/96        1,045.4                         0.68

Small Cap Stock ((pound))                      4/30/96        497.9                           0.58

Fidelity Fifty ((pound))                       6/30/96        161.3                           0.62

Advisor Focus Funds:

 Consumer: ((pound))

  Class A                                      7/31/97**     $ 0.5                            0.60(dagger)%

  Class T                                      7/31/97**      2.2                             0.60(dagger)

  Institutional Class                          7/31/97**      1.0                             0.60(dagger)

 Cyclical: ((pound))

  Class A                                      7/31/97**      0.2                             0.60(dagger)

  Class T                                      7/31/97**      0.5                             0.60(dagger)

  Institutional Class                          7/31/97**      5.1                             0.60(dagger)

 Financial Services: ((pound))

  Class A                                      7/31/97**      1.2                             0.60(dagger)

  Class T                                      7/31/97**      7.7                             0.60(dagger)

  Instituitional Class                         7/31/97**      0.9                             0.60(dagger)

 Health Care: ((pound))

  Class A                                      7/31/97**      1.6                             0.60(dagger)

  Class T                                      7/31/97**      9.1                             0.60(dagger)

   Institutional Class                         7/31/97**      0.9                             0.60(dagger)

 Technology: ((pound))

  Class A                                      7/31/97**      1.8                             0.60(dagger)

  Class T                                      7/31/97**      9.7                             0.60(dagger)

  Institutional Class                          7/31/97**      1.1                             0.60(dagger)

 Utilities Growth: ((pound))

  Class A                                      7/31/97**      0.3                             0.60(dagger)

  Class T                                      7/31/97**      1.6                             0.60(dagger)

  Institutional Class                          7/31/97**      1.5                             0.60(dagger)

Blue Chip Growth ((pound))                     7/31/96        7,778.6                         0.67

Low-Priced Stock ((pound))                     7/31/96        3,539.3                         0.77

OTC Portfolio ((pound))                        7/31/96        2,450.5                         0.53

Export Fund ((pound))                          8/31/96        345.0                           0.61

Advisor Korea Fund, Inc. (<UNDEF>(             9/30/96        53.7                            1.00

Destiny I ((pound))                            9/30/96        4,319.1                         0.62

Destiny II ((pound))                           9/30/96        2,293.1                         0.73

Advisor Emerging Asia Fund, Inc. (<UNDEF>)     10/31/96       131.8                           1.02

Advisor Natural Resources: ((pound))

 Class A                                       10/31/96**     0.9                             0.72

 Class T                                       10/31/96       441.6                           0.72

 Class B                                       10/31/96       16.6                            0.72

 Institutional Class                           10/31/96       6.2                             0.72

Advisor Growth
Opportunities: ((pound))

 Class A                                       10/31/96**     4.2                             0.61

 Class T                                       10/31/96       12,224.7                        0.61

 Institutional Class                           10/31/96       193.0                           0.61

Advisor Overseas: ((sigma))

 Class A                                       10/31/96**     0.3                             0.68

 Class T                                       10/31/96       913.4                           0.68

 Class B                                       10/31/96       12.0                            0.68

 Institutional Class                           10/31/96       6.6                             0.68

Canada ((sigma))                               10/31/96       145.6                           0.45

Capital Appreciation ((pound))                 10/31/96       1,656.1                         0.54

Disciplined Equity ((pound))                   10/31/96       2,168.3                         0.54

Diversified International ((sigma))            10/31/96       478.6                           0.85

Emerging Markets ((sigma))                     10/31/96       1,329.4                         0.76

Europe ((sigma))                               10/31/96      $ 558.5                          0.84%

Europe Capital                                 10/31/96       167.9                           0.80
Appreciation ((sigma))

France ((sigma))                               10/31/96**     5.5                             0.75(dagger)

Germany ((sigma))                              10/31/96**     5.5                             0.75(dagger)

Hong Kong and China (<UNDEF>)                  10/31/96**     58.8                            0.75(dagger)

International Value (<UNDEF>)                  10/31/96       217.4                           0.79

Japan (<UNDEF>)                                10/31/96       374.5                           0.68

Japan Small Companies (<UNDEF>)                10/31/96**     105.3                           0.75(dagger)

Latin America ((sigma))                        10/31/96       605.9                           0.76

Nordic ((sigma))                               10/31/96**     9.6                             0.75(dagger)

Overseas ((sigma))                             10/31/96       2,773.5                         0.76

Pacific Basin (<UNDEF>)                        10/31/96       605.8                           0.75

Southeast Asia (<UNDEF>)                       10/31/96       848.8                           0.65

Stock Selector ((pound))                       10/31/96       1,447.9                         0.58

United Kingdom ((sigma))                       10/31/96**     2.1                             0.75(dagger)

Value ((pound))                                10/31/96       6,357.2                         0.65

Worldwide ((sigma))                            10/31/96       762.4                           0.76

Advisor Equity Growth: ((pound))

 Class A                                       11/30/96**     2.0                             0.61

 Class T                                       11/30/96       2,784.5                         0.61

 Class B ((hollow diamond))                    11/30/97**     1.9                             0.61

 Institutional Class                           11/30/96       1,022.8                         0.61

Advisor Large Cap: ((pound))

 Class A                                       11/30/96**     0.3                             0.60(dagger)

 Class T                                       11/30/96**     12.6                            0.60(dagger)

 Class B                                       11/30/96**     3.7                             0.60(dagger)

 Institutional Class                           11/30/96**     4.9                             0.60(dagger)

Advisor Mid Cap: ((pound))

 Class A                                       11/30/96**     0.7                             0.60(dagger)

 Class T                                       11/30/96**     116.9                           0.60(dagger)

 Class B                                       11/30/96**     17.5                            0.60(dagger)

 Institutional Class                           11/30/96**     2.5                             0.60(dagger)

Advisor TechnoQuant
Growth: ((pound))

  Class A                                      11/30/97**     1.6                             0.60(dagger)

  Class T                                      11/30/97**     2.6                             0.60(dagger)

  Class B                                      11/30/97**     1.1                             0.60(dagger)

  Institutional Class                          11/30/97**     0.8                             0.60(dagger)

Emerging Growth ((pound))                      11/30/96       1,608.1                         0.77

Growth Company ((pound))                       11/30/96       7,918.8                         0.62

New Millennium ((pound))                       11/30/96       960.0                           0.73

Retirement Growth ((pound))                    11/30/96       4,142.2                         0.50

Advisor Strategic
Opportunities: ((pound))

 Class A                                       12/31/96**     0.4                             0.48

 Class T                                       12/31/96       603.6                           0.48

 Class B                                       12/31/96       99.5                            0.48

 Institutional Class                           12/31/96       32.0                            0.48

 Initial Class                                 12/31/96       21.7                            0.48

Congress Street                                12/31/96       86.2                            0.45

Contrafund ((pound))                           12/31/96      $ 19,417.4                       0.57%

Exchange                                       12/31/96       246.2                           0.54

Trend ((pound))                                12/31/96       1,293.3                         0.42


Variable Insurance Products:

 Growth ((pound))                   12/31/96    5,245.2          0.61

 Overseas Portfolio ((sigma))       12/31/96    1,544.2          0.76

Variable Insurance Products II:

 Contrafund ((pound))               12/31/96    1,576.1          0.61

Variable Insurance Products III:

 Growth Opportunities ((pound))     12/31/96    277.4            0.61

 Overseas Fund ((sigma))            12/31/96    33.3             0.70



(a) All fund data are as of the fiscal year end noted in the chart or as of January 31, 1997 if fiscal year end figures are not yet available.
(b) Average net assets are computed on the basis of average net assets of each fund at the close of business on each business day throughout its fiscal period.
(c) Reflects reductions for any expense reimbursement paid by or due from FMR pursuant to voluntary or state expense limitations. Funds so affected are indicated by an (*).
(dagger) Annualized
** Less than a complete fiscal year
(<UNDEF>) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: Fidelity Management & Research (U.K.) Inc. (FMR U.K.), Fidelity Management & Research (Far
East) Inc. (FMR Far East), Fidelity Investments Japan Ltd. (FIJ), Fidelity International Investment Advisors (FIIA), and Fidelity International Investment Advisors (U.K.) Limited (FIIAL U.K.), with respect to the fund. ((sigma)) Fidelity Management & Research Company has entered into sub-advisory agreements with the following affiliates: FMR U.K., FMR Far East, FIIA, and FIIAL U.K., with respect to the fund.
((pound)) Fidelity Management & Research Company has entered into sub-advisory agreements with FMR U.K. and FMR Far East, with respect to the fund.
(<UNDEF>) Fidelity Management & Research Company has entered into sub-advisory agreements with FIIA and FIJ, with respect to the fund. ((hollow diamond)) The ratio of net advisory fees to average net assets paid to FMR represents the amount as of the prior fiscal year end. Updated ratios will be presented for each class of shares of the fund when the next fiscal year end figures are available.







AVIII-pxs-0497 CUSIP #315920876/FUND #255
 CUSIP#315920405/FUND#637
 CUSIP#315920207/FUND#635
 CUSIP#315920702/FUND#607
 CUSIP#315920850/FUND#260
 CUSIP#315920603/FUND#639
 CUSIP#315920504/FUND#638
 CUSIP#315920801/FUND#648
 CUSIP#315920868/FUND#266
 CUSIP#315920306/FUND#608
 CUSIP#315918300/FUND#174
 CUSIP#315920884/FUND#694
 CUSIP#316401108/FUND#014
Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND
- CLASS A
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII: Fidelity Advisor Strategic Opportunities Fund
- Class A which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 18, 1997 at 9:00 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
Date   ____________, 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
________________________________________________
________________________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip #315920868/fund #266

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as          [  ] FOR all      [  ] WITHHOLD              1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis       nominees listed    authority to vote
     Burke Davis, Robert M. Gates, Edward C. Johnson 3d,     (except as         for all nominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,       marked to the
     Gerald C. McDonough, William O. McCoy, Marvin L.        contrary
     Mann, and Thomas R. Williams.                           below).
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P. as            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust

3.    To amend the Declaration of Trust to provide dollar-              FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding shareholder           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each fund            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the              FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund to permit the fund to invest all of its assets in another open-end investment company with substantially the
      same investment objective and policies.



7.    To approve an amended management contract for the              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   7.
      fund.

10.   To approve an amended Sub-Advisory Agreement with              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   10.
      FMR Far East to provide investment advice and research
      services or investment management services.

11.   To approve an amended Sub-Advisory Agreement with              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   11.
      FMR U.K. to provide investment advice and research
      services or investment management services.

14.   To approve an agreement and plan providing for the             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   14.
      reorganization of the fund from a separate series of one
      Massachusetts business trust to another Massachusetts
      business trust.

16.   To amend the fundamental investment limitation on              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   16.
      diversification for the fund to permit increased
      investment in the securities of any single issuer.

17.   To amend the fundamental investment limitation on              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   17.
      diversification for the fund to exclude investments in
      other investment companies from the limitation.

18.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   18.
      concerning real estate.

19.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   19.
      concerning senior securities.

20.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   20.
      limitation concerning short sales of securities and replace it with a similar non-fundamental investment limitation.

21.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   21.
      limitation concerning margin purchases and replace it
      with a similar non-fundamental investment limitation.

22.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   22.
      concerning borrowing.

23.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   23.
      concerning the underwriting of securities.

24.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   24.
      concerning the concentration of its investments in a single industry.

25.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   25.
      concerning lending.

26.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   26.
      limitation concerning investments in other investment
      companies.

27.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   27.
      limitation concerning investing in oil, gas, and mineral
      exploration programs.

28.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   28.
      limitation concerning investments in securities of
      newly-formed issuers.


ASOA-PXC-0497    cusip #315920878/fund #266
Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND
- CLASS B
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII: Fidelity Advisor Strategic Opportunities Fund
- Class B which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 18, 1997 at 9:00 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
Date   ____________, 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
________________________________________________
________________________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip #315920306/fund #608

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as          [  ] FOR all      [  ] WITHHOLD              1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis       nominees listed    authority to vote
     Burke Davis, Robert M. Gates, Edward C. Johnson 3d,     (except as         for all nominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,       marked to the
     Gerald C. McDonough, William O. McCoy, Marvin L.        contrary
     Mann, and Thomas R. Williams.                           below).
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P. as            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust

3.    To amend the Declaration of Trust to provide dollar-              FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding shareholder           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each fund            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for each             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund to permit the fund to invest all of its assets in another open-end investment company with substantially the
      same investment objective and policies.



7.    To approve an amended management contract for the              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   7.
      fund.

10.   To approve an amended Sub-Advisory Agreement with              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   10.
      FMR Far East to provide investment advice and research
      services or investment management services.

11.   To approve an amended Sub-Advisory Agreement with              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   11.
      FMR U.K. to provide investment advice and research
      services or investment management services.

12.   To amend the Class B Distribution and Service Plan for         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   12.
      the fund.


14.   To approve an agreement and plan providing for the             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   14.
      reorganization of the fund from a separate series of one
      Massachusetts business trust to another Massachusetts
      business trust.

16.   To amend the fundamental investment limitation on              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   16.
      diversification for the fund to permit increased
      investment in the securities of any single issuer.

17.   To amend the fundamental investment limitation on              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   17.
      diversification for the fund to exclude investments in
      other investment companies from the limitation.

18.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   18.
      concerning real estate.

19.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   19.
      concerning senior securities.

20.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   20.
      limitation concerning short sales of securities and replace it with a similar non-fundamental investment limitation.

21.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   21.
      limitation concerning margin purchases and replace it
      with a similar non-fundamental investment limitation.

22.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   22.
      concerning borrowing.

23.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   23.
      concerning the underwriting of securities.

24.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   24.
      concerning the concentration of its investments in a single industry.

25.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   25.
      concerning lending.

26.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   26.
      limitation concerning investments in other investment
      companies.

27.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   27.
      limitation concerning investing in oil, gas, and mineral
      exploration programs.

28.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   28.
      limitation concerning investments in securities of
      newly-formed issuers.


ASOB-PXC-0497    cusip #315920306/fund #608
Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND
- CLASS T
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII: Fidelity Advisor Strategic Opportunities Fund
- Class T which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 18, 1997 at 9:00 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
Date   ____________, 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
________________________________________________
________________________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip #31598300/fund #174

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as          [  ] FOR all      [  ] WITHHOLD              1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis       nominees listed    authority to vote
     Burke Davis, Robert M. Gates, Edward C. Johnson 3d,     (except as         for all nominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,       marked to the
     Gerald C. McDonough, William O. McCoy, Marvin L.        contrary
     Mann, and Thomas R. Williams.                           below).
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P. as            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust

3.    To amend the Declaration of Trust to provide dollar-              FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding shareholder           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each fund            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for each             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund to permit the fund to invest all of its assets in another open-end investment company with substantially the
      same investment objective and policies.



7.    To approve an amended management contract for the              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   7.
      fund.

10.   To approve an amended Sub-Advisory Agreement with              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   10.
      FMR Far East to provide investment advice and research
      services or investment management services.

11.   To approve an amended Sub-Advisory Agreement with              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   11.
      FMR U.K. to provide investment advice and research
      services or investment management services.

13.   To amend the Class T Distribution and Service Plan for         FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   13.
      the fund.


14.   To approve an agreement and plan providing for the             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   14.
      reorganization of the fund from a separate series of one
      Massachusetts business trust to another Massachusetts
      business trust.

16.   To amend the fundamental investment limitation on              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   16.
      diversification for the fund to permit increased
      investment in the securities of any single issuer.

17.   To amend the fundamental investment limitation on              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   17.
      diversification for the fund to exclude investments in
      other investment companies from the limitation.

18.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   18.
      concerning real estate.

19.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   19.
      concerning senior securities.

20.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   20.
      limitation concerning short sales of securities and replace it with a similar non-fundamental investment limitation.

21.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   21.
      limitation concerning margin purchases and replace it
      with a similar non-fundamental investment limitation.

22.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   22.
      concerning borrowing.

23.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   23.
      concerning the underwriting of securities.

24.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   24.
      concerning the concentration of its investments in a single industry.

25.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   25.
      concerning lending.

26.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   26.
      limitation concerning investments in other investment
      companies.

27.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   27.
      limitation concerning investing in oil, gas, and mineral
      exploration programs.

28.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   28.
      limitation concerning investments in securities of
      newly-formed issuers.


ASOT-PXC-0497    cusip #315918300/fund #174
Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND
-
INSTITUTIONAL CLASS
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII: Fidelity Advisor Strategic Opportunities Fund
- Institutional Class which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 18, 1997 at 9:00 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
Date   ____________, 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
________________________________________________
________________________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip #315920884/fund #694

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as          [  ] FOR all      [  ] WITHHOLD              1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis       nominees listed    authority to vote
     Burke Davis, Robert M. Gates, Edward C. Johnson 3d,     (except as         for all nominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,       marked to the
     Gerald C. McDonough, William O. McCoy, Marvin L.        contrary
     Mann, and Thomas R. Williams.                           below).
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P. as            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust

3.    To amend the Declaration of Trust to provide dollar-              FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding shareholder           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each fund            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the              FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund to permit the fund to invest all of its assets in another open-end investment company with substantially the
      same investment objective and policies.



7.    To approve an amended management contract for the              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   7.
      fund.

10.   To approve an amended Sub-Advisory Agreement with              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   10.
      FMR Far East to provide investment advice and research
      services or investment management services.

11.   To approve an amended Sub-Advisory Agreement with              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   11.
      FMR U.K. to provide investment advice and research
      services or investment management services.

14.   To approve an agreement and plan providing for the             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   14.
      reorganization of the fund from a separate series of one
      Massachusetts business trust to another Massachusetts
      business trust.

16.   To amend the fundamental investment limitation on              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   16.
      diversification for the fund to permit increased
      investment in the securities of any single issuer.

17.   To amend the fundamental investment limitation on              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   17.
      diversification for the fund to exclude investments in
      other investment companies from the limitation.

18.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   18.
      concerning real estate.

19.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   19.
      concerning senior securities.

20.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   20.
      limitation concerning short sales of securities and replace it with a similar non-fundamental investment limitation.

21.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   21.
      limitation concerning margin purchases and replace it
      with a similar non-fundamental investment limitation.

22.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   22.
      concerning borrowing.

23.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   23.
      concerning the underwriting of securities.

24.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   24.
      concerning the concentration of its investments in a single industry.

25.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   25.
      concerning lending.

26.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   26.
      limitation concerning investments in other investment
      companies.

27.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   27.
      limitation concerning investing in oil, gas, and mineral
      exploration programs.

28.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   28.
      limitation concerning investments in securities of
      newly-formed issuers.


ASOI-PXC-0497    cusip #315920884/fund #694
Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848

FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR STRATEGIC OPPORTUNITIES FUND
-
INITIAL CLASS
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII: Fidelity Advisor Strategic Opportunities Fund
- Initial Class which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 18, 1997 at 9:00 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
Date   ____________, 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
________________________________________________
________________________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip #316401108/fund #014

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------

1.   To elect the twelve nominees specified below as          [  ] FOR all      [  ] WITHHOLD              1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis       nominees listed    authority to vote
     Burke Davis, Robert M. Gates, Edward C. Johnson 3d,     (except as         for all nominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,       marked to the
     Gerald C. McDonough, William O. McCoy, Marvin L.        contrary
     Mann, and Thomas R. Williams.                           below).
     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P. as            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust

3.    To amend the Declaration of Trust to provide dollar-              FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      based voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding shareholder           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each fund            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

6.    To adopt a new fundamental investment policy for the              FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   6.
      fund to permit the fund to invest all of its assets in another open-end investment company with substantially the
      same investment objective and policies.



7.    To approve an amended management contract for the              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   7.
      fund.

10.   To approve an amended Sub-Advisory Agreement with              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   10.
      FMR Far East to provide investment advice and research
      services or investment management services.

11.   To approve an amended Sub-Advisory Agreement with              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   11.
      FMR U.K. to provide investment advice and research
      services or investment management services.

14.   To approve an agreement and plan providing for the             FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   14.
      reorganization of the fund from a separate series of one
      Massachusetts business trust to another Massachusetts
      business trust.

16.   To amend the fundamental investment limitation on              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   16.
      diversification for the fund to permit increased
      investment in the securities of any single issuer.

17.   To amend the fundamental investment limitation on              FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   17.
      diversification for the fund to exclude investments in
      other investment companies from the limitation.

18.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   18.
      concerning real estate.

19.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   19.
      concerning senior securities.

20.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   20.
      limitation concerning short sales of securities and replace it with a similar non-fundamental investment limitation.

21.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   21.
      limitation concerning margin purchases and replace it
      with a similar non-fundamental investment limitation.

22.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   22.
      concerning borrowing.

23.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   23.
      concerning the underwriting of securities.

24.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   24.
      concerning the concentration of its investments in a single industry.

25.   To amend the fund's fundamental investment limitation          FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   25.
      concerning lending.

26.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   26.
      limitation concerning investments in other investment
      companies.

27.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   27.
      limitation concerning investing in oil, gas, and mineral
      exploration programs.

28.   To eliminate the fund's fundamental investment                 FOR [  ]   AGAINST [  ]   ABSTAIN [ ]   28.
      limitation concerning investments in securities of
      newly-formed issuers.


ASOIN-PXC-0497    cusip #316401108/fund #014
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR EMERGING MARKETS INCOME FUND
-
CLASS A
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII: Fidelity Advisor Emerging Markets Income Fund
- Class A which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 18, 1997 at 9:00 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
Date   _____________, 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
_____________________________________________
_____________________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip #315920876/fund #255

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------
(down triangle) Please detach at perforation before mailing. (down triangle)
PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1.   To elect the twelve nominees specified below as          [  ] FOR all     [  ] WITHHOLD              1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis       nominees          authority to vote
     Burke Davis, Robert M. Gates, Edward C. Johnson 3d,     listed (except    for all nominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,       as marked to
     Gerald C. McDonough, William O. McCoy, Marvin L.        the contrary
     Mann, and Thomas R. Williams.                           below).

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.   To ratify the selection of Coopers & Lybrand L.L.P. as       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
     independent accountants of the trust

3.   To amend the Declaration of Trust to provide dollar-based    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
     voting rights for shareholders of the trust.

4.   To amend the Declaration of Trust regarding shareholder      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
     notification of appointment of Trustees.

5.   To amend the Declaration of Trust to provide each fund       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
     with the ability to invest all of its assets in another
     open-end investment company with substantially the
     same investment objective and policies.

9.   To approve an amended management contract for the            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   9.
     fund.


__________________________________________________________________________
___________________
AEMA-PXC-0497    cusip #315920876/fund #255
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR EMERGING MARKETS INCOME FUND
-
CLASS B
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII: Fidelity Advisor Emerging Markets Income Fund
- Class B which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 18, 1997 at 9:00 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
Date   _____________, 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
_____________________________________________
_____________________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip #315920405/fund #637

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------
(down triangle) Please detach at perforation before mailing. (down triangle)
PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1.   To elect the twelve nominees specified below as          [  ] FOR all     [  ] WITHHOLD              1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis       nominees          authority to vote
     Burke Davis, Robert M. Gates, Edward C. Johnson 3d,     listed (except    for all nominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,       as marked to
     Gerald C. McDonough, William O. McCoy, Marvin L.        the contrary
     Mann, and Thomas R. Williams.                           below).

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P. as        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust

3.    To amend the Declaration of Trust to provide dollar-based     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding shareholder       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each fund        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

9.    To approve an amended management contract for the             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   9.
      fund.

12.   To amend the Class B Distribution and Service Plan for the    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   12.
      fund.


__________________________________________________________________________
___________________
AEMB-PXC-0497    cusip #315920405/fund #637
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR EMERGING MARKETS INCOME FUND
-
CLASS T
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII: Fidelity Advisor Emerging Markets Income Fund
- Class T which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 18, 1997 at 9:00 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
Date   _____________, 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
_____________________________________________
_____________________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip #315920207/fund #635

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------
(down triangle) Please detach at perforation before mailing. (down triangle)
PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1.   To elect the twelve nominees specified below as          [  ] FOR all     [  ] WITHHOLD              1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis       nominees          authority to vote
     Burke Davis, Robert M. Gates, Edward C. Johnson 3d,     listed (except    for all nominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,       as marked to
     Gerald C. McDonough, William O. McCoy, Marvin L.        the contrary
     Mann, and Thomas R. Williams.                           below).

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P. as        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust

3.    To amend the Declaration of Trust to provide dollar-based     FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding shareholder       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each fund        FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

9.    To approve an amended management contract for the             FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   9.
      fund.

13.   To amend the Class T Distribution and Service Plan for the    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   13.
      fund.


__________________________________________________________________________
___________________
AEMT-PXC-0497    cusip #315920207/fund #635
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
Return the proxy card in the enclosed envelope or mail to:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR EMERGING MARKETS INCOME FUND
-
INSTITUTIONAL CLASS
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII: Fidelity Advisor Emerging Markets Income Fund
- Institutional Class which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 18, 1997 at 9:00 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
Date   _____________, 1997
_____________________________________________
_____________________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    cusip #315920702/fund #607

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------
(down triangle) Please detach at perforation before mailing. (down triangle)
PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1.   To elect the twelve nominees specified below as          [  ] FOR all     [  ] WITHHOLD              1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis       nominees          authority to vote
     Burke Davis, Robert M. Gates, Edward C. Johnson 3d,     listed (except    for all nominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,       as marked to
     Gerald C. McDonough, William O. McCoy, Marvin L.        the contrary
     Mann, and Thomas R. Williams.                           below).

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.   To ratify the selection of Coopers & Lybrand L.L.P. as       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
     independent accountants of the trust

3.   To amend the Declaration of Trust to provide dollar-based    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
     voting rights for shareholders of the trust.

4.   To amend the Declaration of Trust regarding shareholder      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
     notification of appointment of Trustees.

5.   To amend the Declaration of Trust to provide each fund       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
     with the ability to invest all of its assets in another
     open-end investment company with substantially the
     same investment objective and policies.

9.   To approve an amended management contract for the            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   9.
     fund.


__________________________________________________________________________
___________________
AEMI-PXC-0497    cusip #315920702/fund #607
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE OR MAIL TO:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR STRATEGIC INCOME FUND -
CLASS A
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII: Fidelity Advisor Strategic Income Fund - Class A which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 18, 1997 at 9:00 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
Date   ____________, 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
________________________________________________
________________________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    Cusip #315920850/fund# 260

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------
(down triangle) Please detach at perforation before mailing. (down triangle)
PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1.   To elect the twelve nominees specified below as          [  ] FOR all      [  ] WITHHOLD              1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis       nominees listed    authority to vote
     Burke Davis, Robert M. Gates, Edward C. Johnson 3d,     (except as         for all nominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,       marked to the
     Gerald C. McDonough, William O. McCoy, Marvin L.        contrary
     Mann, and Thomas R. Williams.                           below).

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P. as       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust

3.    To amend the Declaration of Trust to provide dollar-based    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding shareholder      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      notification of appointment of trustees.

5.    To amend the Declaration of Trust to provide each fund       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

8.    To approve an amended management contract for the            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      fund.

15.   To approve an agreement and plan providing for the           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   15.
      reorganization of the fund from a separate series of one
      Massachusetts business trust to another Massachusetts
      business trust.


ASIA-PXC-0497    cusip #315920850/fund #260
Vote this proxy card TODAY!  Your prompt response will
save Fidelity Advisor Strategic Income Fund - Class A the expense of additional mailings.
RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE OR MAIL TO:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR STRATEGIC INCOME FUND -
CLASS B
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII: Fidelity Advisor Strategic Income Fund - Class B which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 18, 1997 at 9:00 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
Date   ____________, 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
________________________________________________
________________________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    Cusip #315920603/fund#639

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------
(down triangle) Please detach at perforation before mailing. (down triangle)
PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1.   To elect the twelve nominees specified below as          [  ] FOR all      [  ] WITHHOLD              1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis       nominees listed    authority to vote
     Burke Davis, Robert M. Gates, Edward C. Johnson 3d,     (except as         for all nominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,       marked to the
     Gerald C. McDonough, William O. McCoy, Marvin L.        contrary
     Mann, and Thomas R. Williams.                           below).

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P. as       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust

3.    To amend the Declaration of Trust to provide dollar-based    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding shareholder      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      notification of appointment of trustees.

5.    To amend the Declaration of Trust to provide each fund       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

8.    To approve an amended management contract for the            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      fund.

15.   To approve an agreement and plan providing for the           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   15.
      reorganization of the fund from a separate series of one
      Massachusetts business trust to another Massachusetts
      business trust.


ASIB-PXC-0497    cusip #315920603/fund #639
Vote this proxy card TODAY!  Your prompt response will
save your fund the expense of additional mailings.
RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE OR MAIL TO:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.
--------------------------------------------------------------------------
--------------------
FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR STRATEGIC INCOME FUND -
CLASS T
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII: Fidelity Advisor Strategic Income Fund - Class T which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 18, 1997 at 9:00 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
Date   ____________, 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
________________________________________________
________________________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    Cusip #315920504/fund#638

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------
(down triangle) Please detach at perforation before mailing. (down triangle)
PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1.   To elect the twelve nominees specified below as          [  ] FOR all      [  ] WITHHOLD              1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis       nominees listed    authority to vote
     Burke Davis, Robert M. Gates, Edward C. Johnson 3d,     (except as         for all nominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,       marked to the
     Gerald C. McDonough, William O. McCoy, Marvin L.        contrary
     Mann, and Thomas R. Williams.                           below).

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P. as       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust

3.    To amend the Declaration of Trust to provide dollar-based    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding shareholder      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      notification of appointment of Trustees.

5.    To amend the Declaration of Trust to provide each fund       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

8.    To approve an amended management contract for the            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      fund.

15.   To approve an agreement and plan providing for the           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   15.
      reorganization of the fund from a separate series of one
      Massachusetts business trust to another Massachusetts
      business trust.


ASIT-PXC-0497    cusip #315920504/fund #638
Vote this proxy card TODAY! Your prompt response will save your fund the expense of additional mailings.
RETURN THE PROXY CARD IN THE ENCLOSED ENVELOPE OR MAIL TO:
FIDELITY INVESTMENTS
Proxy Department
P.O. Box 9107
Hingham, MA 02043-9848
PLEASE DETACH AT PERFORATION BEFORE MAILING.

FIDELITY ADVISOR SERIES VIII: FIDELITY ADVISOR STRATEGIC INCOME FUND - INSTITUTIONAL CLASS
PROXY SOLICITED BY THE TRUSTEES
The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Arthur S. Loring, and Gerald C. McDonough, or any one or more of them, attorneys, with full power of substitution, to vote all shares of Fidelity Advisor Series VIII: Fidelity Advisor Strategic Income Fund - Institutional Class which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at the office of the trust at 82 Devonshire St., Boston, MA 02109, on June 18, 1997 at 9:00 AM and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposals described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.
Date   ____________, 1997
NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership proxies should be signed by an authorized person indicating the person's title.
________________________________________________
________________________________________________
      Signature(s) (Title(s), if applicable)
  PLEASE SIGN, DATE, AND RETURN
PROMPTLY IN ENCLOSED ENVELOPE
    Cusip #315920801/fund#548

Please refer to the Proxy Statement discussion of each of these matters. IF NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSALS. As to any other matter, said attorneys shall vote in accordance with their best judgment.
THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE FOLLOWING:
--------------------------------------------------------------------------
--------------------
(down triangle) Please detach at perforation before mailing. (down triangle)
PLEASE VOTE BY FILLING IN THE BOXES BELOW.

1.   To elect the twelve nominees specified below as          [  ] FOR all      [  ] WITHHOLD              1.
     Trustees: J. Gary Burkhead, Ralph F. Cox, Phyllis       nominees listed    authority to vote
     Burke Davis, Robert M. Gates, Edward C. Johnson 3d,     (except as         for all nominees.
     E. Bradley Jones, Donald J. Kirk, Peter S. Lynch,       marked to the
     Gerald C. McDonough, William O. McCoy, Marvin L.        contrary
     Mann, and Thomas R. Williams.                           below).

     (INSTRUCTION:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY
     INDIVIDUAL NOMINEE(S), WRITE THE NAME(S) OF THE
     NOMINEE(S) ON THE LINE BELOW.)


__________________________________________________________________________
___________________

2.    To ratify the selection of Coopers & Lybrand L.L.P. as       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   2.
      independent accountants of the trust

3.    To amend the Declaration of Trust to provide dollar-based    FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   3.
      voting rights for shareholders of the trust.

4.    To amend the Declaration of Trust regarding shareholder      FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   4.
      notification of appointment of trustees.

5.    To amend the Declaration of Trust to provide each fund       FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   5.
      with the ability to invest all of its assets in another
      open-end investment company with substantially the
      same investment objective and policies.

8.    To approve an amended management contract for the            FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   8.
      fund.

15.   To approve an agreement and plan providing for the           FOR [  ]    AGAINST [  ]    ABSTAIN [ ]   15.
      reorganization of the fund from a separate series of one
      Massachusetts business trust to another Massachusetts
      business trust.


ASII-PXC-0497    cusip #315920801/fund #648
IMPORTANT PROXY MATERIALS...
PLEASE CAST YOUR VOTE NOW!
Dear Fidelity Advisor Funds Shareholder:
On June 18, 1997, a special shareholder meeting of the following Fidelity Advisor Funds will be held:
(solid bullet) Strategic Opportunities Fund (Class A, Class B, Class T, Initial Class, and Institutional Class)
(solid bullet) Strategic Income Fund (Class A, Class B, Class T, and Institutional Class)
(solid bullet) Emerging Markets Income Fund (Class A, Class B, Class T, and Institutional Class)
THIS PACKAGE CONTAINS A SEPARATE VOTING CARD FOR EACH CLASS OF EACH FUND YOU OWN. IF THERE IS MORE THAN ONE CARD IN YOUR PACKAGE, IT IS IMPORTANT THAT YOU VOTE EACH CARD.
The matters to be discussed are important, and directly affect your investment. As a shareholder, you cast one vote for each share and fractional votes for fractional shares of each fund you own. YOU MAY THINK YOUR VOTE IS INSIGNIFICANT, BUT EVERY VOTE IS EXTREMELY IMPORTANT. We must continue sending requests to vote until a majority of the shares are voted prior to the meeting. Additional mailings are expensive, and these costs are charged directly to the funds.
The enclosed Proxy Statement details the proposals under consideration. A list of the issues can be found beginning on the first page of the Proxy Statement. In addition, we have attached a Q&A to assist you in understanding the proposals that may require your vote. After you have read the material, please cast your vote promptly by signing and returning the enclosed proxy card(s). It is important that you sign your proxy card exactly as your name appears in the registration of the proxy card. A postage-paid envelope has been provided. Your time will be well spent, and you will help save the cost of additional mailings.
These proposals have been carefully considered by each fund's Board of Trustees, which is responsible for protecting your interests as a shareholder. THE BOARD OF TRUSTEES BELIEVES THESE PROPOSALS ARE FAIR AND REASONABLE, AND RECOMMENDS THAT YOU APPROVE THEM. If you have any questions about any of the proposals, please do not hesitate to contact Fidelity Client Services at 800-843-3001.
Remember, this is your opportunity to voice your opinion on matters
affecting your fund or funds.   YOUR PARTICIPATION IS EXTREMELY IMPORTANT
NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.
Thank you.  We appreciate your prompt attention.
Sincerely,
/s/ Edward C. Johnson 3d
Edward C. Johnson 3d
Chairman and Chief Executive Officer
Q & A   IMPORTANT INFORMATION TO HELP
        YOU UNDERSTAND THE PROPOSALS
        THAT YOU ARE BEING ASKED TO
        VOTE ON.

PLEASE READ THE FULL TEXT OF THIS PROXY STATEMENT. BELOW IS A BRIEF OVERVIEW OF THE MATTERS TO BE VOTED UPON. YOUR VOTE IS IMPORTANT. IF YOU HAVE ANY QUESTIONS REGARDING THE PROPOSALS PLEASE CALL CLIENT SERVICES AT 800-843-3001. WE APPRECIATE YOU PLACING YOUR TRUST IN THE FIDELITY ADVISOR FUNDS AND LOOK FORWARD TO HELPING YOU ACHIEVE YOUR FINANCIAL GOALS.
Q. WHY ARE STRATEGIC OPPORTUNITIES FUND, STRATEGIC INCOME FUND, AND EMERGING MARKETS INCOME FUND EACH PROPOSING TO ADOPT AN AMENDED MANAGEMENT CONTRACT?
A. The amended contract modifies the management fee that FMR receives by providing for lower fees when FMR's assets under management exceed certain levels (the Group Fee Rate). The amended contracts will result in a management fee that is the same as, or lower than, the fee payable under the Present Management Contracts. Strategic Opportunities Fund is also requesting approval to modify the performance adjustment calculation. The Board of Trustees believes that the existing management fee structure is fair and reasonable and that the proposed modifications to the management fees are in the best interest of each of the fund's shareholders.
Q. WHAT IS THE IMPACT OF STRATEGIC OPPORTUNITIES FUND CHANGING ITS MANAGEMENT FEE CALCULATION?
A. The Group Fee Rate modification will provide for lower fees when FMR's assets under management exceed certain levels. The performance calculation will be based on the asset weighted average performance of all classes of the fund, rather than the worst performing class of the fund, and will generally lead to higher performance fees being paid. This will avoid distortions that currently arise from differing class-level expenses, which are unrelated to the investment management of the fund. When the present contract was adopted in 1990, the fund had two classes of shares; Initial Class and Class T. The contract did not contemplate the introduction of additional classes. A performance adjustment is meant to unite the interests of the investment advisor and shareholders in achieving performance superior to the Index.
Q. WHY ARE STRATEGIC OPPORTUNITIES AND EMERGING MARKETS INCOME FUND PROPOSING TO AMEND THEIR DISTRIBUTION AND SERVICE PLANS ON CLASS B AND CLASS T SHARES?
A. The amended Class B and Class T Distribution and Service Plans would be identical to the current plans, with the exception of calculating the daily net assets of the fund. Under the current plan, net assets for purposes of calculating the distribution fee exclude assets attributable to shares held for more than 144 months. The new plans will no longer exclude shares held more than 144 months when calculating the distribution fee. When the 144-month limitation was introduced by FDC and the Board of Trustees in the 1980s, expense limitations were limited by the National Association of Securities Dealers, Inc. (NASD) to front-end sales charges only. The 144-month limitation was intended to result in a limit on total distribution charges (front-end sales charges plus 12b-1 fees) comparable to the front-end sales charge limit then imposed by the NASD. During 1993, however, the NASD established a combined limit on mutual fund sales charges AND distribution expenses. The NASD Rule has become the industry standard for restricting distribution charges.
Q. WHAT ARE THE BENEFITS OF THE DOLLAR-BASED VOTING RIGHTS PROPOSAL TO SHAREHOLDERS?
A. The proposed amendment would provide a more equitable distribution of
voting rights for    certain votes than the one-share, one-vote system
currently in effect.  The voting power of each    shareholder would be
measured by the value of the shareholder's dollar investment rather than by the number of shares held.
Q. WHY ARE STRATEGIC OPPORTUNITIES FUND AND STRATEGIC INCOME FUND REORGANIZING FROM ONE MASSACHUSETTS BUSINESS TRUST TO ANOTHER?
A. Each fund is presently organized as a series of Fidelity Advisor Series VIII, a Massachusetts business trust, which has three series of shares or funds. The Board of Trustees unanimously recommends reorganization of Strategic Opportunities Fund to a newly-established series of Fidelity Advisor Series I and reorganization of Strategic Income Fund to a newly-established series of Fidelity Advisor Series II. The proposed changes will consolidate and streamline production and mailing of shareholder reports and legal documents and have no material effect on shareholders or management of each fund.
Q. WHY IS STRATEGIC OPPORTUNITIES FUND ADOPTING AN INVESTMENT POLICY TO PERMIT THE FUND TO INVEST IN ANOTHER OPEN-END INVESTMENT COMPANY WITH SIMILAR INVESTMENT OBJECTIVES AND POLICIES?
A. This proposal will allow Strategic Opportunities Fund to implement a "master-feeder" fund structure that allows "feeder" funds to invest all of their assets in a single "master" fund. The purpose of this structure is to achieve operational efficiencies by consolidating portfolio management while maintaining different distribution and servicing structures. While neither the Board nor FMR has determined that Strategic Opportunities Fund should invest in a Master Fund, the Trustees believe it could be in the best interests of Strategic Opportunities Fund to adopt such a structure at a future date.
Q. WHY IS STRATEGIC OPPORTUNITIES FUND PROPOSING TO AMEND ITS SUB-ADVISORY AGREEMENTS WITH FMR FAR EAST AND FMR U.K.?
A. The proposal will permit FMR not only to receive investment advice and research services but also to grant FMR Far East and FMR U.K. investment management authority. The Board of Trustees believes that FMR will have increased flexibility in portfolio manager assignments and the fund will gain access to managers located abroad who may have more specialized expertise with respect to local companies and markets. The Proposed Agreement will not affect fees paid by the fund to FMR.
Q. WILL THE AMENDMENTS TO CHANGE STRATEGIC OPPORTUNITIES' FUNDAMENTAL INVESTMENT LIMITATIONS CONCERNING DIVERSIFICATION, AND REAL ESTATE AFFECT MY FUND'S INVESTMENT OBJECTIVE?
A. No. The Board of Trustees believes that these proposals are in the best interest of Strategic Opportunities Fund's shareholders, and will not affect the fund's investment philosophy. The first proposal concerning diversification will give the fund greater flexibility by permitting it to acquire larger positions in the securities of individual issuers. The second proposal concerning diversification will allow the fund to invest without limit in the securities of other investment companies. The proposal concerning real estate allows the fund to purchase or sell real estate if acquired due to ownership of securities or other instruments.
The fund does not expect to acquire real estate. The proposed amendment will clarify the types of securities relating to real estate which the fund is authorized to invest in.
Q. WHAT DO THE PROPOSALS REGARDING ADOPTION OF STANDARD INVESTMENT LIMITATIONS IMPLY FOR STRATEGIC OPPORTUNITIES FUND?
A. The purpose of proposals 19 through 28 is to revise several of Strategic Opportunities Fund's investment limitations to conform to limitations which are standard for similar types of funds managed by FMR. It is not anticipated that these proposals will substantially affect the way the fund is currently managed.
Q. WHAT ABOUT THE OTHER PROPOSALS IN THIS PROXY?
A. The other proposals that require your vote have been unanimously approved by each fund's Board of Trustees. Proposals regarding the election of a new Board of Trustees and the ratification of the selection of Coopers & Lybrand as independent accountants of the trust are explained clearly in the funds' Proxy Statement. If you have any questions regarding these, or any of the aforementioned proposals, please call Fidelity Client Services at 800-843-3001.
Q. HAS MY FUND'S BOARD OF TRUSTEES APPROVED THE PROPOSALS?
A. Yes. The Board of Trustees of each fund has unanimously approved all of the proposals, and recommends that you vote to approve each one.
Q. HOW DO I VOTE MY SHARES?
A. You can vote your shares by completing and signing the enclosed proxy card(s), and mailing them in the enclosed postage paid envelope. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity Client Services at
 800-843-3001.